Exhibit 99.1


                                                                Execution Copy





                         MORGAN STANLEY CAPITAL I INC.
                                   Depositor



                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                 Master Servicer and Securities Administrator



                                      and



                       LASALLE BANK NATIONAL ASSOCIATION
                             Trustee and Custodian



                          ---------------------------

                        POOLING AND SERVICING AGREEMENT
                          Dated as of October 1, 2006

                          ---------------------------




                 MORGAN STANLEY MORTGAGE LOAN TRUST 2006-15XS

             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-15XS


                                                TABLE OF CONTENTS

                                                                                                              Page


ARTICLE I DEFINITIONS............................................................................................3

Section 1.01. Definitions........................................................................................3

ARTICLE II DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES.......................................................46

Section 2.01. Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans..............................46
Section 2.02. Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.......................49
Section 2.03. Representations and Warranties of the Depositor...................................................50
Section 2.04. Representations and Warranties of the Depositor and the Seller as to the Mortgage Loans...........52
Section 2.05. Representations and Warranties of the Seller; Discovery of Breach; Repurchase or
               Substitution of Mortgage Loans...................................................................52
Section 2.06. Grant Clause......................................................................................57
Section 2.07. Depositor's Option to Purchase Breached Mortgage Loans............................................58
Section 2.08. Release of Mortgage Documents for Servicing.......................................................58

ARTICLE III THE CERTIFICATES....................................................................................58

Section 3.01. The Certificates..................................................................................58
Section 3.02. Registration......................................................................................59
Section 3.03. Transfer and Exchange of Certificates.............................................................59
Section 3.04. Cancellation of Certificates......................................................................63
Section 3.05. Replacement of Certificates.......................................................................63
Section 3.06. Persons Deemed Owners.............................................................................63
Section 3.07. Temporary Certificates............................................................................63
Section 3.08. Appointment of Paying Agent.......................................................................64
Section 3.09. Book-Entry Certificates...........................................................................64

ARTICLE IV ADMINISTRATION OF THE TRUST FUND.....................................................................66

Section 4.01. Custodial Accounts; Distribution Account..........................................................66
Section 4.02. Permitted Withdrawals from the Custodial Accounts and the Distribution Account....................67
Section 4.03. [Reserved]........................................................................................68
Section 4.04. [Reserved]........................................................................................68
Section 4.05. Reports to Trustee and Certificateholders.........................................................68

ARTICLE V DISTRIBUTIONS TO HOLDERS OF CERTIFICATES..............................................................71

Section 5.01. Distributions Generally...........................................................................71
Section 5.02. Priorities of Distribution........................................................................72
Section 5.03. Allocation of Principal Payments to Class A Certificates..........................................76
Section 5.04. Allocation of Losses..............................................................................78




Section 5.05. Advances by the Master Servicer...................................................................79
Section 5.06. Compensating Interest Payments....................................................................79
Section 5.07. Policy Matters; Payments to the Certificate Insurer...............................................79
Section 5.08. [Reserved]........................................................................................83
Section 5.09. Determination of Pass-Through Rates for LIBOR Certificates........................................83
Section 5.10  The Reserve Fund..................................................................................85

ARTICLE VI CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT...........................86

Section 6.01. Duties of Trustee and the Securities Administrator................................................86
Section 6.02. Certain Matters Affecting the Trustee and the Securities Administrator............................89
Section 6.03. Trustee and Securities Administrator Not Liable for Certificates..................................91
Section 6.04. Trustee and the Securities Administrator May Own Certificates.....................................91
Section 6.05. Eligibility Requirements for Trustee..............................................................91
Section 6.06. Resignation and Removal of Trustee and the Securities Administrator...............................92
Section 6.07. Successor Trustee and Successor Securities Administrator..........................................95
Section 6.08. Merger or Consolidation of Trustee or the Securities Administrator................................96
Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian..........................................96
Section 6.10. Authenticating Agents.............................................................................98
Section 6.11. Indemnification of the Trustee and the Securities Administrator...................................98
Section 6.12. Fees and Expenses of the Master Servicer, Securities Administrator, the
               Trustee and the Custodian........................................................................99
Section 6.13. Collection of Monies.............................................................................100
Section 6.14. Events of Default; Trustee To Act; Appointment of Successor......................................100
Section 6.15. Additional Remedies of Trustee Upon Event of Default.............................................105
Section 6.16. Waiver of Defaults...............................................................................105
Section 6.17. Notification to Holders..........................................................................105
Section 6.18. Directions by Certificateholders and Duties of Trustee During Event of Default...................105
Section 6.19. Action Upon Certain Failures of the Master Servicer and Upon Event of Default....................106
Section 6.20. Preparation of Tax Returns and Other Reports.....................................................106
Section 6.21. Certain Matters Regarding any Custodian Appointed Hereunder......................................107

ARTICLE VII PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND.......................................107

Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or
               Liquidation of All Mortgage Loans...............................................................107
Section 7.02. Procedure Upon Redemption of Trust Fund..........................................................108
Section 7.03. Additional Trust Fund Termination Requirements...................................................110

ARTICLE VIII RIGHTS OF CERTIFICATEHOLDERS......................................................................111

Section 8.01. Limitation on Rights of Holders..................................................................111
Section 8.02. Access to List of Holders........................................................................111
Section 8.03. Acts of Holders of Certificates..................................................................112


                                                         ii


ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER...............................113

Section 9.01. Duties of the Master Servicer; Enforcement of Servicers' and Master Servicer's
               Obligations.....................................................................................113
Section 9.02. Assumption of Master Servicing by Trustee........................................................115
Section 9.03. Representations and Warranties of the Master Servicer............................................116
Section 9.04. Compensation to the Master Servicer..............................................................118
Section 9.05. Merger or Consolidation..........................................................................119
Section 9.06. Resignation of Master Servicer and Securities Administrator......................................119
Section 9.07. Assignment or Delegation of Duties by the Master Servicer and Securities
               Administrator...................................................................................120
Section 9.08. Limitation on Liability of the Master Servicer and Others........................................120
Section 9.09. Indemnification; Third-Party Claims..............................................................121
Section 9.10. Eligibility Requirements for Securities Administrator............................................121
Section 9.11. Annual Statement as to Compliance................................................................122

ARTICLE X REMIC ADMINISTRATION.................................................................................122

Section 10.01. REMIC Administration............................................................................122
Section 10.02. Prohibited Transactions and Activities..........................................................125
Section 10.03. Indemnification with Respect to Prohibited Transactions or Loss of
                REMIC Status...................................................................................126
Section 10.04. REO Property....................................................................................126
Section 10.05. Fidelity........................................................................................127

ARTICLE XI MISCELLANEOUS PROVISIONS............................................................................127

Section 11.01. Binding Nature of Agreement; Assignment.........................................................127
Section 11.02. Entire Agreement................................................................................127
Section 11.03. Amendment.......................................................................................127
Section 11.04. Voting Rights...................................................................................129
Section 11.05. Provision of Information........................................................................129
Section 11.06. Governing Law...................................................................................129
Section 11.07. Notices.........................................................................................129
Section 11.08. Severability of Provisions......................................................................130
Section 11.09. Indulgences; No Waivers.........................................................................130
Section 11.10. Headings Not To Affect Interpretation...........................................................130
Section 11.11. Benefits of Agreement...........................................................................130
Section 11.12. Special Notices to the Rating Agencies and Certificate Insurer..................................131
Section 11.13. Conflicts.......................................................................................131
Section 11.14. Counterparts....................................................................................131
Section 11.15. No Petitions....................................................................................132
Section 11.16. Indemnification by Trust........................................................................132

ARTICLE XII CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER..................................................132


                                                        iii


Section 12.01. Rights of the Certificate Insurer to Exercise Rights of Holders of Class A-2-B,
                Class A-4-B, Class A-5-B and Class A-6-B Certificates..........................................132
Section 12.02. [Reserved]......................................................................................132
Section 12.03. Effect of Payments by the Certificate Insurer; Subrogation......................................132
Section 12.04. Notices and Information to the Certificate Insurer..............................................133
Section 12.05. Trustee to Hold Certificate Policy..............................................................133
Section 12.06. Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium Payments..........................134
Section 12.07. Certificate Insurer as Third Party Beneficiary..................................................134

ARTICLE XIII EXCHANGE ACT REPORTING............................................................................134

Section 13.01. Filing Obligations..............................................................................134
Section 13.02. Form 10-D Reporting.............................................................................136
Section 13.03. Form 8-K Reporting..............................................................................137
Section 13.04. Form 10-K Reporting.............................................................................138
Section 13.05. Sarbanes-Oxley Certification....................................................................140
Section 13.06. Reports on Assessment of Compliance and Attestation.............................................140
Section 13.07. Use of Subcontractors...........................................................................141
Section 13.08. Indemnification by the Master Servicer and the Securities Administrator.........................142
Section 13.09. Indemnification by the Custodian................................................................146


                                                        iv


                                  ATTACHMENTS

Exhibit A       Forms of Certificates
Exhibit B       Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C       Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D       Form of Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B
                Policy
Exhibit E       List of Purchase and Servicing Agreements
Exhibit F       [Reserved]
Exhibit G       Assignment and Notice of Transfer with respect to each
                Additional Collateral Mortgage Loan
Exhibit H       Form of Rule 144A Transfer Certificate
Exhibit I       Form of Purchaser's Letter for Institutional Accredited
                Investors
Exhibit J       Form of ERISA Transfer Affidavit
Exhibit K       Form of Letter of Representations with the Depository
                Trust Company
Exhibit L-1     Form of Initial Custodian Certification
Exhibit L-2     Form of Final Custodian Certification
Exhibit M       Assignment and Notice of Transfer with respect to each
                Additional Collateral Mortgage Loan
Exhibit N       Additional Disclosure Required Under Regulation AB
Exhibit O       Form of Servicing Criteria to be Addressed in Assessment
                of Compliance Statement
Exhibit P       Additional Disclosure Notification
Exhibit Q       Glossary of Terms for Standard & Poor's LEVELS(R)
                Version 5.7 File Format
Exhibit R       Form of Lost  Note Affidavit
Schedule A      Mortgage Loan Schedule
Schedule B      Principal Balances Schedule

     This POOLING AND SERVICING AGREEMENT, dated as of October 1, 2006 (the "Agreement"), by and among MORGAN STANLEY CAPITAL I INC., a Delaware corporation, as depositor (the "Depositor"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), and as the custodian (the "Custodian") and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its separate capacities as master servicer (the "Master Servicer"), as securities administrator (the "Securities Administrator") and, in its capacity as Securities Administrator, as auction administrator (the "Auction Administrator") and acknowledged by MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, as seller (the "Seller"), for purposes of Section 2.05.

                                WITNESSETH THAT

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

     The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee will make multiple elections to treat segregated pools of assets subject to this Agreement for federal income tax purposes (other than the Additional Collateral and the Reserve Fund) as the following two separate real estate mortgage investment conduits (each, a "REMIC"): REMIC 1 and the Master REMIC. REMIC 1 will consist of the Mortgage Loans, excluding any rights of the Trust Fund in respect of the Additional Collateral and the Reserve Fund. REMIC 1 will issue uncertificated REMIC regular interests (the "REMIC 1 Regular Interests"). The REMIC 1 Regular Interests will represent the "regular interests" in REMIC 1, and the Class R1 Interest will represent the single Class of "residual interest" in REMIC 1.

     The Trustee will hold the REMIC 1 Regular Interests for the benefit of the Master REMIC. The Master REMIC will consist of the REMIC 1 Interests and will be evidenced by the Certificates (other than the Class A-R Certificates), which will constitute the regular interests in the Master REMIC (the "Regular Certificates") and the Class MR Interest, which will represent the single Class of "residual interest" in the Master REMIC. The Class A-R Certificates will represent the beneficial ownership of each of the Class R1 and Class MR Interests. The "latest possible maturity date" for federal income tax purposes of all regular and residual interests created hereunder will be the Latest Possible Maturity Date.

                                    REMIC 1
                                    -------

     The REMIC 1 Interests, each of which (except for the Class R1 Interests) is hereby designated as a REMIC regular interest for federal income tax purposes, will have the principal balances, Pass-Through Rates and Corresponding Master REMIC Certificates as set forth in the following table:


---------------------------------------------------------------------------------------------------------------------
         REMIC 1 Interest        Initial Principal        Interest Rate     Corresponding Master
                                       Balance                                REMIC Certificate
---------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------
A-1                                      (1)                    (2)              Class A-1
---------------------------------------------------------------------------------------------------------------------
A-2-A                                    (1)                    (2)              Class A-2-A
---------------------------------------------------------------------------------------------------------------------
A-2-B                                    (1)                    (2)              Class A-2-B
---------------------------------------------------------------------------------------------------------------------
A-3                                      (1)                    (2)              Class A-3
---------------------------------------------------------------------------------------------------------------------
A-4-A                                    (1)                    (2)              Class A-4-A
---------------------------------------------------------------------------------------------------------------------
A-4-B                                    (1)                    (2)              Class A-4-B
---------------------------------------------------------------------------------------------------------------------
A-5-A                                    (1)                    (2)              Class A-5-A
---------------------------------------------------------------------------------------------------------------------
A-5-B                                    (1)                    (2)              Class A-5-B
---------------------------------------------------------------------------------------------------------------------
A-6-A                                    (1)                    (2)              Class A-6-A
---------------------------------------------------------------------------------------------------------------------
A-6-B                                    (1)                    (2)              Class A-6-B
---------------------------------------------------------------------------------------------------------------------
A-R                                      (1)                    (2)              Class A-R
---------------------------------------------------------------------------------------------------------------------
M-1                                      (1)                    (2)              Class M-1
---------------------------------------------------------------------------------------------------------------------
M-2                                      (1)                    (2)              Class M-2
---------------------------------------------------------------------------------------------------------------------
M-3                                      (1)                    (2)              Class M-3
---------------------------------------------------------------------------------------------------------------------
M-4                                      (1)                    (2)              Class M-4
---------------------------------------------------------------------------------------------------------------------
M-5                                      (1)                    (2)              Class M-5
---------------------------------------------------------------------------------------------------------------------
M-6                                      (1)                    (2)              Class M-6
---------------------------------------------------------------------------------------------------------------------
B-1                                      (1)                    (2)              Class B-1
---------------------------------------------------------------------------------------------------------------------
B-2                                      (1)                    (2)              Class B-2
---------------------------------------------------------------------------------------------------------------------
B-3                                      (1)                    (2)              Class B-3
---------------------------------------------------------------------------------------------------------------------
1-Accrual                                (1)                  N/A(2)             N/A
---------------------------------------------------------------------------------------------------------------------
1-P                                    $1,000                 N/A(3)             Class P
---------------------------------------------------------------------------------------------------------------------
1-$100                                 $100(4)               7.06765%            N/A
---------------------------------------------------------------------------------------------------------------------
R1                                       (5)                  N/A(5)             N/A
---------------------------------------------------------------------------------------------------------------------

---------------

(1) For each Distribution Date, following the allocation of scheduled principal, prepayments and Realized Losses: (i) each such Class of Interests (other than the Class 1-Accrual Interest) will have a principal balance equal to 50% of the principal balance in respect of the Corresponding Class of Certificates, (ii) the Class 1-Accrual Interests will have a principal balance equal to 50% of the principal balance of Mortgage Loans plus 50% of the Overcollateralized Amount.

(2) The interest rate with respect to any Distribution Date (and the related Interest Accrual Period) for this REMIC Interest is a per annum rate equal to the Net WAC Pass-Through Rate.

(3) The Class 1-P Interest will not be entitled to any interest, but will be entitled to 100% of any prepayment premiums paid on the Mortgage Loans.

(4) On each Distribution Date, following the allocation of scheduled principal, prepayments and Realized Losses, the Class 1-$100 Interests will have the principal balance of the Class A-R Certificates.

(5) The R1 Interest is the sole Class of residual interest in REMIC 1. It pays no interest or principal.

                               The Master REMIC
                               ----------------

     The following table sets forth characteristics of the Master REMIC Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):


======================== =================== ==================== ===================== =======================
                             Initial Class       Pass-Through                                  Integral
          Class                Principal            Rate                  Minimum            Multiples in
       Designation              Balance          (per annum)            Denomination       Excess of Minimum
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-1                   $269,751,000.00          (1)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-2-A                  $26,288,000.00          (2)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-2-B                  $40,000,000.00          (3)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-3                    $86,674,000.00          (4)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-4-A                  $57,731,000.00          (5)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-4-B                  $40,000,000.00          (6)
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-5-A                  $15,000,000.00          (7)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-5-B                  $38,903,000.00          (8)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-6-A                  $15,000,000.00          (9)                 $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-6-B                  $48,816,000.00          (10)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class A-R (11)                      $100.00        7.06765%                 (12)                   (12)
------------------------ ------------------- -------------------- --------------------- -----------------------
Class M-1                     $9,494,000.00          (13)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class M-2                     $5,425,000.00          (14)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class M-3                     $3,051,000.00          (15)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class M-4                     $2,373,000.00          (16)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class M-5                     $2,373,000.00          (17)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class M-6                     $2,373,000.00          (18)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class B-1                     $2,373,000.00          (19)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class B-2                     $2,373,000.00          (20)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class B-3                     $3,390,000.00          (21)                $25,000.00             $1,000.00
------------------------ ------------------- -------------------- --------------------- -----------------------
Class P                          $1,000.00           (22)                 $1,000.00                N/A
------------------------ ------------------- -------------------- --------------------- -----------------------
Class OC                         (23)                (23)                    (24)                  (24)
======================== =================== ==================== ===================== =======================


----------------------------------
(1) The Pass-Through Rate for the Class A-1 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.120%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-1 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.240%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class A-1 Certificates for the first Interest Accrual Period will be a per annum rate of 5.44%.

(2) The Pass-Through Rate for the Class A-2-A Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 5.81584% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-2-A Certificates will be a per annum rate equal to the lesser of (i) 6.31584% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-2-A Certificates for the first Interest Accrual Period will be a per annum rate of 5.81584%.

(3) The Pass-Through Rate for the Class A-2-B Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 5.50686% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-2-B Certificates will be a per annum rate equal to the lesser of (i) 6.00686% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-2-B Certificates for the first Interest Accrual Period will be a per annum rate of 5.50686%.

(4) The Pass-Through Rate for the Class A-3 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 5.98766% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-3 Certificates will be a per annum rate equal to the lesser of (i) 6.48766% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-3 Certificates for the first Interest Accrual Period will be a per annum rate of 5.98766%.

(5) The Pass-Through Rate for the Class A-4-A Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 6.19950% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-4-A Certificates will be a per annum rate equal to the lesser of (i) 6.69950% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-4-A Certificates for the first Interest Accrual Period will be a per annum rate of 6.19950%.

(6) The Pass-Through Rate for the Class A-4-B Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 6.12001% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-4-B Certificates will be a per annum rate equal to the lesser of (i) 6.62001% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the

     Class A-4-B Certificates for the first Interest Accrual Period will be a per annum rate of 6.12001%.

(7) The Pass-Through Rate for the Class A-5-A Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 6.26891% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-5-A Certificates will be a per annum rate equal to the lesser of (i) 6.76891% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-5-A Certificates for the first Interest Accrual Period will be a per annum rate of 6.26891%.

(8) The Pass-Through Rate for the Class A-5-B Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the Initial Optional Termination Date will be a per annum rate equal to the lesser of (i) 6.18985% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-5-B Certificates will be a per annum rate equal to the lesser of (i) 6.68985% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-5-B Certificates for the first Interest Accrual Period will be a per annum rate of 6.18985%.

(9) The Pass-Through Rate for the Class A-6-A Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the lesser of (i) 5.90951% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-6-A Certificates will be a per annum rate equal to the lesser of (i) 6.40951% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-6-A Certificates for the first Interest Accrual Period will be a per annum rate of 5.90951%.

(10) The Pass-Through Rate for the Class A-6-B Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the lesser of (i) 5.83017% and (ii) the Net WAC Pass-Through Rate. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class A-6-B Certificates will be a per annum rate equal to the lesser of (i) 6.33017% and (ii) the Net WAC Pass-Through Rate. The Pass-Through Rate for the Class A-6-B Certificates for the first Interest Accrual Period will be a per annum rate of 5.83017%.

(11) The Class A-R Certificates represent the sole Class of residual interest in each REMIC.

(12) The Class A-R Certificate shall be issued as two separate certificates, one with an initial Certificate Balance of $99.99 and the Tax Matters Person Certificate with an initial Certificate Balance of $0.01.

(13) The Pass-Through Rate for the Class M-1 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.320%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class M-1 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.480%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class M-1 Certificates for the first Interest Accrual Period will be a per annum rate of 5.64%.

(14) The Pass-Through Rate for the Class M-2 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.330%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class M-2 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.495%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class M-2 Certificates for the first Interest Accrual Period will be a per annum rate of 5.65%.

(15) The Pass-Through Rate for the Class M-3 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.360%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class M-3 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.540%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class M-3 Certificates for the first Interest Accrual Period will be a per annum rate of 5.68%.

(16) The Pass-Through Rate for the Class M-4 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.420%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class M-4 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.630%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class M-4 Certificates for the first Interest Accrual Period will be a per annum rate of 5.74%.

(17) The Pass-Through Rate for the Class M-5 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.440%, (ii) the Net WAC

     Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class M-5 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.660%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class M-5 Certificates for the first Interest Accrual Period will be a per annum rate of 5.76%.

(18) The Pass-Through Rate for the Class M-6 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.500%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class M-6 Certificates will be a per annum rate equal to the least of (i) LIBOR + 0.750%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class M-6 Certificates for the first Interest Accrual Period will be a per annum rate of 5.82%.

(19) The Pass-Through Rate for the Class B-1 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 0.900%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class B-1 Certificates will be a per annum rate equal to the least of (i) LIBOR + 1.350%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class B-1 Certificates for the first Interest Accrual Period will be a per annum rate of 6.22%.

(20) The Pass-Through Rate for the Class B-2 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 1.150%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class B-2 Certificates will be a per annum rate equal to the least of (i) LIBOR + 1.725%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class B-2 Certificates for the first Interest Accrual Period will be a per annum rate of 6.47%.

(21) The Pass-Through Rate for the Class B-3 Certificates for the Interest Accrual Period related to any Distribution Date on or prior to the first related Optional Termination Date will be a per annum rate equal to the least of (i) LIBOR + 1.750%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. Beginning with the Interest Accrual Period related to the Distribution Date immediately following the Initial Optional Termination Date, the Pass-Through Rate for the Class B-3 Certificates will be a per annum rate equal to the least of (i) LIBOR + 2.625%, (ii) the Net WAC Pass-Through Rate and (iii) 11.00000%. The Pass-Through Rate for the Class B-3 Certificates for the first Interest Accrual Period will be a per annum rate of 7.07%.

(22) The Class P Certificates will not be entitled to any interest, but will be entitled to 100% of any prepayment premiums paid on the Mortgage Loans. For the federal income tax purposes, the Class P Certificates will be entitled to 100% of the cash flow in respect of the Class 1-P Interest.

(23) For each Interest Accrual Period and for all federal income tax purposes, the Class OC Certificates will represent two classes of regular interests issued by the Master REMIC, (i) a class that does not accrue interest and has a principal balance equal to the Overcollateralized Amount as of the Closing Date and (ii) a regular interest that accrues a specified portion of the interest on the REMIC 1 Interests (other than the Class 1-P and Class R-1 Interests) equal to the excess of the Net WAC Pass-Through Rate over the product of two and the weighted average interest rate of the REMIC 1 Regular Interests (other than the Class 1-P and Class R-1 Interests), with each such Class other than the Class 1-Accrual Interest subject to a cap equal to the Pass-Through Rate of the corresponding Master REMIC Class and the Class 1-Accrual Interest subject to a cap of 0.00%. The Pass-Through Rate of the Class OC Certificates shall be a rate sufficient to entitle it to all interest accrued on the Mortgage Loans, less the interest accrued on the other interests issued by the Master REMIC. The Class OC Distributable Amount for any Distribution Date is payable from current interest on the Mortgage Loans and any OC Release Amount for that Distribution Date. The Class OC Certificates will represent beneficial ownership of a regular interest issued by the Master REMIC, subject to the obligation to make payments in respect of Basis Risk Carry Forward Amounts to the Certificates. For federal income tax purposes, the Class OC Certificateholders' obligation to make payments of Basis Risk Carry Forward Amounts to the Certificates will be treated as payments made pursuant to an interest rate cap contract written by the Class OC Certificateholders in favor of Certificates.

(24) The Class OC Certificates will be issued as a single Class of Certificates.

     The foregoing provisions in the Preliminary Statement are intended to cause net interest and principal collections in respect of the Mortgage Loans to be distributed from REMIC 1 to the Master REMIC and from the Master REMIC to each Class of Certificates. The Preliminary Statement will be interpreted and applied consistently with such intent.

     For any purpose for which the Pass-Through Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by each REMIC other than the Master REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

The fiscal year of each REMIC will end on December 31.

Set forth below are designations of Classes or Components of Certificates and other defined terms to the categories used herein:


Accretion Directed Certificates...................     None.

Accretion Directed Components.....................     None.

Accrual Certificates..............................     None.

Accrual Components................................     None.

Book-Entry Certificates...........................     All Classes of Certificates other than the Definitive Certificates.

Class A Certificates..............................     Class A-1, Class A-2-A, Class A-2-B, Class A-3, Class A-4-A, Class A-4-B,
                                                       Class A-5-A, Class A-5-B, Class A-6-A and Class A-6-B Certificates.

Class B Certificates..............................     Class B-1, Class B-2 and Class B-3 Certificates.

Class M Certificates..............................     Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6
                                                       Certificates.

Class M Senior Certificates.......................     Class M-1, Class M-2 and Class M-3 Certificates.

Class P Certificates..............................     Class P Certificates.

Component Certificates............................     None.

Components........................................     For purposes of calculating distributions of principal and/or interest, the
                                                       Component Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances or Notional
                                                       Amounts, as applicable, and Pass-Through Rates set forth below:

                                                                                  Initial Component
                                                         Destination              Principal Balance           Pass-Through Rate
                                                         -----------              -----------------           -----------------
                                                             N/A                         N/A                         N/A




Definitive Certificates...........................     Private Certificates and the Residual Certificates.

Delay Certificates................................     All interest-bearing Classes of Certificates other than the Non-Delay
                                                       Certificates, if any.

ERISA-Restricted Certificates.....................     The Residual Certificates and Private Certificates; and any Certificate of
                                                       a Class that ceases to satisfy the applicable rating requirement under the
                                                       Underwriter's Exemption.

Floating Rate Certificates........................     Class A-1 Certificates and Subordinated Certificates.

Senior Certificates...............................     Class A-R, Class A-1, Class A-2-A, Class A-2-B, Class A-3, Class A-4-A,
                                                       Class A-4-B, Class A-5-A, Class A-5-B, Class A-6-A and Class A-6-B
                                                       Certificates.

Subordinated Certificates.........................     Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                                                       B-1, Class B-2 and Class B-3 Certificates.

Class M Senior Certificates.......................     Class M-1, Class M-2 and Class M-3 Certificates.

Inverse Floating Rate Certificates................     None.

LIBOR Certificates................................     Floating Rate Certificates and Inverse Floating Rate Certificates.

Non-Delay Certificates............................     The LIBOR Certificates.

Notional Amount Certificates......................     None.

Notional Amount Components........................     None.

Offered Certificates..............................     All Classes of Certificates other than the Private Certificates.

Planned Principal Classes.........................     None.

Principal Only Certificates.......................     None.

Private Certificates..............................     Class P and Class OC Certificates.

Rating Agencies...................................     S&P and Moody's.

Regular Certificates..............................     All Classes of Certificates, other than the Residual Certificates.

Residual Certificates.............................     Class A-R Certificates.

Scheduled Principal Classes.......................     None.

Targeted Principal Classes........................     None.

Underwriter.......................................     Morgan Stanley & Co. Incorporated.


     With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions.

     The following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accountant: A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accretion Directed Certificates: As specified in the Preliminary
Statement.

     Accretion Direction Rule: Not applicable.

     Accrual Amount: Not applicable.

     Accrual Certificates: As specified in the Preliminary Statement.

     Accrual Components: As specified in the Preliminary Statement.

     Accrual Termination Date: Not applicable.

     Acknowledgements: The Assignment, Assumption and Recognition Agreements, each dated as of October 1, 2006, assigning rights under the Purchase and Servicing Agreements from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders.

     Act: The Securities Act of 1933, as amended.

     Additional Collateral: With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

     Additional Collateral Mortgage Loan: Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

     Additional Form 10-D Disclosure: As defined in Section 13.02 hereof.

     Additional Form 10-K Disclosure: As defined in Section 13.04 hereof.

     Additional Servicer: Each affiliate of each Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who services 10% or more of the Mortgage Loans. For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

     Adjustment Date: With respect to any Mortgage Loan with an Adjustable Mortgage Rate, the date specified in each Mortgage Note as a date on which the Mortgage Rate on the related Mortgage Loan will be adjusted.

     Advance: With respect to a Mortgage Loan, the payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the applicable Purchase and Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the applicable Servicer has determined would constitute Nonrecoverable Advances if advanced.

     Adverse REMIC Event: Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Expense Rate: With respect to any Mortgage Loan, the applicable Servicing Fee Rate and, with respect to any LPMI Mortgage Loan, the interest premium charged by the mortgagee to obtain or maintain any Primary Mortgage Insurance Policy.

     Aggregate Planned Balance: With respect to any group of Planned Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule B hereto.

     Aggregate Targeted Balance: With respect to any group of Targeted Principal Classes or Components and any Distribution Date, the amount set forth for such group for such Distribution Date in Schedule B hereto.

     Aggregate Voting Interests: The aggregate of the Voting Interests of all the Certificates under this Agreement.

     Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

     Allocable Share: Not applicable.

     American Home Mortgage Loan: Each Mortgage Loan originated by American Home Mortgage Corporation and listed on the Mortgage Loan Schedule.

     American Home Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and American Home Mortgage Corporation.

     Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Custodial Accounts at the close of business on the related Determination Date on account of (i) Principal Prepayments received after the related Prepayment Period and Liquidation Proceeds and Subsequent Recoveries received in the month of such Distribution Date and (ii) all Scheduled Payments due after the related Due Date.

     Applied Loss Amount: As to any Distribution Date, with respect to the Subordinated Certificates, the excess, if any, of (i) the aggregate Class Principal Balances of the Certificates, after giving effect to all Realized Losses with respect to the Mortgage Loans during the Due Period for such Distribution Date and payments of principal on such Distribution Date over
(ii) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

     Appraised Value: With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

     Assets: As such term is used with respect to any Auction, as defined in
Section 7.01(b) hereof.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form or sufficient under the laws of the applicable jurisdiction to reflect the sale of the Mortgage to the Trustee.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease; provided, however, that the Trustee shall not be responsible for determining whether such assignment is sufficient to reflect the assignment of the Proprietary Lease.

     Assignment of Recognition Agreement: With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement; provided, however, that the Trustee shall not be responsible for determining whether such assignment is sufficient to reflect the assignment of the Recognition Agreement.

     Auction: As defined in Section 7.01(b) hereof.

     Auction Administrator: The Securities Administrator, or any successor in interest, or if any successor Auction Administrator shall be appointed as herein provided, then such successor Auction Administrator.

     Auction Date: As defined in Section 7.01(b) hereof.

     Auction Excess Proceeds: With respect to an Auction Sale, the excess of the Mortgage Loan Auction Price paid by the Auction Purchaser over the Minimum Bid Price.

     Auction Purchaser: As defined in Section 7.01(b) hereof. For the avoidance of doubt, the Auction Purchaser cannot be the Seller or an Affiliate of the Seller.

     Auction Sale: As defined in Section 7.01(b) hereof.

     Authenticating Agent: Any authenticating agent appointed pursuant to
Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter "Authenticating Agent" shall mean any such successor. The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

     Authorized Officer: Any Person who may execute an Officer's Certificate on behalf of the Depositor.

     Available Distribution Amount: For any Distribution Date and the Certificates, the sum of the following amounts:

     (1) the total amount of all cash received by or on behalf of each Servicer with respect to the Mortgage Loans serviced by it and received by the Master Servicer by the related Servicer Remittance Date and not previously distributed (including Liquidation Proceeds, Subsequent Recoveries, condemnation proceeds and Insurance Proceeds with respect to the Mortgage Loans), except:

o all scheduled payments of principal and related interest collected on the Mortgage Loans but due on a date after the related Due Date;

o all partial Principal Prepayments received with respect to the Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;

o      all Prepayment Penalties received in connection with the Mortgage Loans;

o all Principal Prepayments in Full received with respect to the Mortgage Loans after the related Prepayment Period, together with all related interest accrued on such Mortgage Loans;

o Liquidation Proceeds, condemnation proceeds and Insurance Proceeds received on such Mortgage Loans after the previous calendar month;

o all amounts reimbursable to a Servicer pursuant to the terms of the related Purchase and Servicing Agreement or this Agreement, as applicable, or to the Master Servicer, the Securities Administrator, the Trustee and/or the Custodian pursuant to the terms of this Agreement;

o reinvestment income on the balance of funds, if any, in the Custodial Accounts or Distribution Account; and

o any fees payable to the Servicers and the Master Servicer, in each case with respect to the Mortgage Loans;

     (2) all Advances on the Mortgage Loans made by each Servicer and/or the Master Servicer for that Distribution Date;

     (3) any amounts paid as Compensating Interest with respect to the Mortgage Loans by each Servicer and/or the Master Servicer for that Distribution Date; and

     (4) the total amount of any cash deposited in the Distribution Account in connection with the repurchase of any Mortgage Loans by the Depositor, the Seller or the related Originator.

     Available Funds: Not applicable.

     Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

     Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

     Basic Principal Distribution Amount: For any Distribution Date will equal the excess of the Principal Remittance Amount over the Excess Subordinated Amount.

     Basis Risk Carry Forward Amount: With respect to any Class of Certificates and any Distribution Date on which the Pass-Through Rate for that Class of Certificates is limited to the Net WAC Pass-Through Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date if the Net WAC Pass-Through Rate had not been applicable to such Class on such Distribution Date over (y) the amount of interest accrued on such Distribution Date at the Net WAC Pass-

Through Rate and (ii) the related Basis Risk Carry Forward Amount for the previous Distribution Date not previously distributed together with interest thereon at a rate equal to the related Pass-Through Rate for such Class of Certificates for the most recently ended Interest Accrual Period.

     Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." The Classes of Certificates that constitute "Book-Entry Certificates" as of the Closing Date are set forth in the Preliminary Statement.

     Book-Entry Termination: The date on which the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor.

     Breached Mortgage Loan: A Mortgage Loan (a)(i) on which the first payment was not made or (ii) that has been delinquent one or two times in the six months following the Cut-off Date and (b) as to which the Seller obtained a representation or warranty that no condition set forth in (a)(i) or, for the same or other period time specified in such representation or warranty
(a)(ii), exists.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed. In addition, solely for purposes of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy and any claims thereunder, "Business Day" is a day other than (i) a Saturday or a Sunday or
(ii) a day on which the office of the Certificate Insurer, banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the certificates signed by the Trustee, or the Securities Administrator on the Trustee's behalf, and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

     Certificate Balance: With respect to any Certificate other than a Class OC Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the principal balance or notional amount, as applicable, as of the Closing Date
(A) plus any Subsequent Recoveries added to the Certificate Balance of such Certificate pursuant to Section 5.02 hereof, (B) minus the sum of (i) all distributions of principal previously made with respect thereto, and (ii) with respect to the Subordinated Certificates only, all Applied Loss Amounts allocated thereto and all other reductions in Certificate Balance previously allocated thereto pursuant to Section 5.04 hereof. Exclusively for the purpose of determining any subrogation rights of the Certificate Insurer arising under
Section 5.07 hereof, "Certificate Balance" of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B

Certificates shall be deemed to not be reduced by any principal amounts paid to the Holder of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates from Certificate Insurance Payments, unless such amounts have been reimbursed to the Certificate Insurer pursuant to the Section 5.02. No individual Class OC Certificate has a Certificate Balance.

     Certificate Insurance Account: The account established pursuant to
Section 5.07.

     Certificate Insurance Payment: Any payment made by the Certificate Insurer with respect to the Class A-2-B, Class A-4-B, Class A-5-B or Class A-6-B Certificates under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy.

     Certificate Insurer: MBIA Insurance Corporation, a subsidiary of MBIA Inc., organized and created under the laws of the State of New York, or any successor thereto.

     Certificate Insurer Contact Person: As defined in Section 5.07.

     Certificate Insurer Default: As defined in Section 5.07.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02. The initial Certificate Registrar is the Securities Administrator under this Agreement.

     Certificateholder: The meaning provided in the definition of "Holder."

     Certification Party: As defined in Section 13.05 hereof.

     Certifying Person: As defined in Section 13.05 hereof.

     Class: All Certificates bearing the same Class designation as set forth in the Preliminary Statement.

     Class A Interest Distribution Amount: With respect to any Distribution Date and any Class of Senior Certificates, interest accrued during the related Interest Accrual Period on the related Class Principal Balance of that Class immediately prior to the Distribution Date at the Pass-Through Rate for that Class reduced (to an amount not less than zero), in the case of such Class, by the allocable share, if any, for that Class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the Master Servicer or the Servicers and Relief Act Interest Shortfalls, together with the Interest Carry Forward Amount, if any, for such Distribution Date for such Class of Senior Certificates.

     Class A Principal Distribution Amount: With respect to any Distribution Date and any Class of Senior Certificates, (i) prior to the Stepdown Date or on or after the Stepdown Date if a

Trigger Event is in effect, the Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o    the Principal Distribution Amount for that Distribution Date; and

     o the excess (if any) of (A) the aggregate Class Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 88.20% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy: The irrevocable Certificate Guaranty Insurance Policy, No. 487160, including any endorsements thereto, issued by the Certificate Insurer for the benefit of the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, any endorsements thereto, a form of which is attached hereto as Exhibit D.

     Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium: With respect to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy and any Distribution Date, an amount equal to the product of (i) one-twelfth (1/12) of 0.065% and (ii) the aggregate Class Principal Balance of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates immediately prior to such Distribution Date.

     Class B Certificates: As specified in the Preliminary Statement.

     Class B-1 Principal Distribution Amount: With respect to the Class B-1 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class B-1 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates and the Class M Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3,

          Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 96.30% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds
          (y) $2,373,614.

     Class B-2 Principal Distribution Amount: With respect to the Class B-2 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class B-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and the Class B-1 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class B-2 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates, the Class M Certificates and the Class B-1 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 97.00% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class B-3 Principal Distribution Amount: With respect to the Class B-3 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal

          Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, the Class B-1 Principal Distribution Amount and the Class B-2 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class B-3 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates, the Class M Certificates and the Class B-1 and Class B-2 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 98.00% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds
          (y) $2,373,614.

     Class Interest Shortfall: Not applicable.

     Class M Certificates: As specified in the Preliminary Statement.

     Class M Senior Certificates: As specified in the Preliminary Statement.

     Class M-1 Principal Distribution Amount: With respect to the Class M-1 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for such Distribution
          Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 91.00% and (ii) the amount, if any, by which
          (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class M-2 Principal Distribution Amount: With respect to the Class M-2 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates and the Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 92.60% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class M-3 Principal Distribution Amount: With respect to the Class M-3 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates and the Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 93.50% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class M-4 Principal Distribution Amount: With respect to the Class M-4 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class M-4 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates and the Class M Senior Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for such Distribution
          Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 94.20% and (ii) the amount, if any, by which
          (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class M-5 Principal Distribution Amount: With respect to the Class M-5 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class M-5 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates, the Class M Senior Certificates and the Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for such Distribution Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 94.90% and (ii) the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class M-6 Principal Distribution Amount: With respect to the Class M-6 Certificates and any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     o the Principal Distribution Amount for that Distribution Date remaining after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, the Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and

     o the excess (if any) of (A) the sum of (1) the Class Principal Balance of the Class M-6 Certificates immediately prior to that Distribution Date and (2) the aggregate Class Principal Balance of the Class A Certificates, the Class M Senior Certificates and the Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts for such Distribution
          Date) over (B) the lesser of (i) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period multiplied by 95.60% and (ii) the amount, if any, by which
          (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds (y) $2,373,614.

     Class OC Certificates: As specified in the Preliminary Statement.

     Class OC Distributable Amount: With respect to any Distribution Date and the Class OC Certificates, the excess, if any, of (x) the sum of (i) the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Principal Balance for such Distribution Date and not included in the Extra Principal Distribution Amount on that Distribution Date and (ii) the Overcollateralization Release Amount, if any, for such Distribution Date, over (y) the Overcollateralization Increase Amount, if any, for such Distribution Date.

     Class OC Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto.

     Class Optimal Interest Distribution Amount: Not applicable.

     Class P Distribution Amount: For each Distribution Date and the Mortgage Loans, an amount equal to the total of all Prepayment Penalties received by the Securities Administrator from the Servicers on the Mortgage Loans in the prior Due Period. The Class P Distribution Amount is not part of the Available Distribution Amount and is therefore not available for distributions to the other Classes of Certificates.

     Class Principal Balance: With respect to any Class of Certificates other than the Class OC Certificates and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date. With respect to the Class OC Certificates and any Distribution Date, the Overcollateralized Amount as of that Distribution Date.

     Class Subordination Percentage: Not applicable.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date: October 31, 2006.

     Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     Collateralization Event: Not applicable.

     Commission: The U.S. Securities and Exchange Commission.

     Compensating Interest Payment: As to any Distribution Date, an amount equal to the lesser of (i) the Prepayment Interest Shortfall on the Mortgage Loans serviced by such Servicer with respect to such Distribution Date and
(ii) the portion of the applicable Servicing Fee that the related Servicer is required to remit to the Trust as compensation therefor in accordance with the terms of the related Purchase and Servicing Agreement.

     Component: As specified in the Preliminary Statement.

     Component Balance: With respect to any Component and any Distribution Date, the Initial Component Balance thereof on the Closing Date, (A) plus any Subsequent Recoveries added to the Component Balance of such Component pursuant to Section 5.02, (B) minus the sum of all amounts applied in reduction of the principal balance of such Component and Realized Losses allocated thereto on previous Distribution Dates.

     Component Certificates: As specified in the Preliminary Statement.

     Component Notional Amount: Not applicable.

     Consent: A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

     Controlling Person: With respect to any Person, any other Person who "controls" such Person within the meaning of the Securities Act.

     Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

     Cooperative Loan: A Mortgage Loan secured by Cooperative Shares and a Proprietary Lease, if any.

     Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

     Cooperative Shares: Shares issued by a Cooperative Corporation.

     Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

     Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee in the State of Illinois at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603, Attn: Global Securities and Trust Services MSM 2006-15XS, and which is the address to which notices to and correspondence with the Trustee should be directed, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee. With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, Morgan Stanley Mortgage Loan Trust 2006-15XS, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust, Morgan Stanley Mortgage Loan Trust 2006-15XS.

     Custodial Account: Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Purchase and Servicing Agreement.

     Custodial Agreement: Not applicable.

     Custodial Delivery Failure: With respect to any Custodian appointed hereunder, as defined in Section 6.21 hereof.

     Custodian: A Person who is at anytime appointed by the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files. The initial Custodian is LaSalle Bank, National Association.

     Custodian Certification: As defined in Section 2.01.

     Cut-off Date: October 1, 2006.

     Cut-off Date Pool Principal Balance: $678,175,603.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Deceased Holder: Not Applicable.

     Defaulted Swap Termination Payment: Not Applicable.

     Defective Mortgage Loan: The meaning specified in Section 2.05(a).

     Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     Definitive Certificate: A Certificate of any Class issued in definitive, fully registered, certificated form. As of the Closing Date the Classes of Certificates being issued as "Definitive Certificates" are set forth in the Preliminary Statement.

     Delay Certificates: As specified in the Preliminary Statement.

     Deleted Mortgage Loan: A Mortgage Loan that is repurchased, or replaced or to be replaced with a Replacement Mortgage Loan.

     Delinquent: Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

     Depositor: Morgan Stanley Capital I Inc., a Delaware corporation having its principal place of business in New York, or its successors in interest.

     Depository: Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     Determination Date: With respect to each Servicer, the "Determination Date" set forth in the related Purchase and Servicing Agreement.

     Disqualified Organization: A "disqualified organization" as defined in
Section 860E(e)(5) of the Code.

     Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01. Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

     Distribution Account Deposit Date: With respect to each Servicer, not later than 1:00 p.m., New York time, on 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, either the immediately preceding or immediately following Business Day, as set forth in the related
Acknowledgement, commencing in November 2006.

     Distribution Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in November 2006.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs. With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Purchase and Servicing Agreement.

     Due Period: As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

     Eligible Institution: An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

     ERISA-Restricted Certificate: As specified in the Preliminary Statement.

     Escrow Account: With respect to each Mortgage Loan, as defined in Article I of the related Purchase and Servicing Agreement.

     Estoppel Letter: A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related stock certificate was registered in the Mortgagor's name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such stock certificate, and
(iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

     Event of Default: Any one of the conditions or circumstances enumerated in Section 6.14.

     Excess Priority Amount: Not applicable.

     Excess Subordinated Amount: For any Distribution Date will equal the excess, if any, of the Overcollateralized Amount on that Distribution Date over (ii) the Overcollateralization Target Amount for such Distribution Date.

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed with respect to the Trust Fund under the Exchange Act.

     Extra Principal Distribution Amount: For any Distribution Date will be the lesser of the Net Monthly Excess Cashflow for such Distribution Date and the Overcollateralization Increase Amount as of that Distribution Date.

     Fannie Mae: The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Fifth Third Mortgage Loan: Each Mortgage Loan originated by Fifth Third Mortgage Company and listed on the Mortgage Loan Schedule.

     Fifth Third Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement listed in Exhibit E hereto between the Seller and Fifth Third Mortgage Company.

     Fifth Third Serviced Mortgage Loan: Each Mortgage Loan serviced by Fifth Third Mortgage Company and listed on the Mortgage Loan Schedule.

     Fifth Third Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and Fifth Third Mortgage Company.

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Final Custodian Certification: As defined in Section 2.02 hereof.

     Fiscal Agent: As defined in the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy.

     Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.07 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor, the Trustee and the Master Servicer.

     FNBN Mortgage Loan: Each Mortgage Loan originated by First National Bank of Nevada and listed on the Mortgage Loan Schedule.

     FNBN Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and First National Bank of Nevada.

     Form 8-K Disclosure: As defined in Section 13.03 hereof.

     Global Securities: The global certificates representing the Book-Entry Certificates.

     GMAC Serviced Mortgage Loan: Each Mortgage Loan serviced by GMAC Mortgage, LLC and listed on the Mortgage Loan Schedule.

     GMAC Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and GMAC Mortgage LLC.

     GreenPoint Mortgage Loan: Each Mortgage Loan originated by GreenPoint Mortgage Funding, Inc. and listed on the Mortgage Loan Schedule.

     GreenPoint Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement listed in Exhibit E hereto between the Seller and GreenPoint Mortgage Funding, Inc. as seller and servicer.

     GreenPoint Serviced Mortgage Loan: Each Mortgage Loan serviced by GreenPoint Mortgage Funding, Inc. and listed on the Mortgage Loan Schedule.

     GreenPoint Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and GreenPoint Mortgage Funding, Inc..

     Hemisphere Mortgage Loan: Each Mortgage Loan originated by The Hemisphere National Bank and listed on the Mortgage Loan Schedule.

     Hemisphere Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement listed in Exhibit E hereto between the Seller and The Hemisphere National Bank.

     Hemisphere Serviced Mortgage Loan: Each Mortgage Loan serviced by The Hemisphere National Bank and listed on the Mortgage Loan Schedule.

     Hemisphere Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and The Hemisphere National Bank.

     Holder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee or the Securities Administrator shall be protected in relying upon any such consent, only Certificates that a Responsible Officer of the Trustee or the Securities Administrator, respectively, knows to be so owned shall be disregarded. The Trustee or the Securities Administrator may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

     HUD: The United States Department of Housing and Urban Development, or any successor thereto.

     Indemnifying Party: As specified in Section 13.08 hereof.

     Independent: When used with respect to any Accountants, a Person who is "independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Index: As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

     Initial Component Balance: As specified in the Preliminary Statement.

     Initial Custodian Certification: As defined in Section 2.02.

     Initial Optional Termination Date: With respect to the Mortgage Loans, the first Distribution Date following the date on which the aggregate Stated Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Stated Principal Balance thereof as of the Cut-off Date.

     Insurance Agreement: That certain insurance agreement, dated as of October 1, 2006, among MBIA Insurance Corporation, as Insurer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, Morgan Stanley Mortgage Capital Inc., as Seller, Morgan Stanley Capital I Inc., as Depositor, and LaSalle Bank National Association, as Trustee, relating to the Class A-2-B, Class A-4-B, A-5-B and Class A-6-B Policy for the Insured Certificates.

     Insurance Policy: With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and the proceeds from any Limited Purpose Surety Bond.

     Insured Certificates: The Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Insured Payment: As defined in the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy.

     Interest Accrual Period: With respect to each Class of Delay Certificates other than the Class A-2-B Certificates, its corresponding Subsidiary REMIC Regular Interest and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to any Class of Non-Delay Certificates and the Class A-2-B Certificates, their respective corresponding Subsidiary REMIC Regular Interest and the Distribution Date in November 2006, the 25 day period commencing on the Closing Date and ending on the day immediately preceding such Distribution Date. With respect to any Class of Non-Delay Certificates, its corresponding Subsidiary REMIC Regular Interest and each Distribution Date following the Distribution Date in November 2006, the one month period commencing on the Distribution Date in the calendar month preceding the month in which such Distribution Date occurs and ending on the day immediately preceding such Distribution Date. With respect to the Class A-2-B Certificates, its corresponding Subsidiary REMIC Regular Interest and each Distribution Date following the Distribution Date in November 2006, the one month period commencing on the 25th of the calendar month preceding the month in which such Distribution Date occurs and ending on the 24th of the calendar month in which such Distribution Date occurs. For purposes of computing interest accruals on each Class of Non-Delay Certificates, each Interest Accrual Period has the actual number of days in such month and each year is assumed to have 360 days. For purposes of computing interest accruals on each Class of Delay Certificates, each Interest Accrual Period has 30 days in such month and each year is assumed to have 360 days.

     Interest Carry Forward Amount: With respect to any Distribution Date, the amount, if any, by which the Interest Distribution Amount for that Class of Certificates for the immediately preceding Distribution Date exceeds the actual amount distributed on such Class in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to such Class remaining unpaid from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

     Interest Determination Date: With respect to any Interest Accrual Period for any Class of LIBOR Certificates, the second Business Day prior to the first day of such Interest Accrual Period.

     Interest Distribution Amount: With respect to the Senior Certificates, the Class A Interest Distribution Amount. With respect to the Subordinated Certificates, the Subordinated Interest Distribution Amount.

     Interest Remittance Amount: For the Certificates and any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Mortgage Loans.

     Interest Transfer Amount: Not applicable.

     Investor Based Exemption: Any of Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 95-60 (for transactions by insurance company general accounts), PTCE 96-23 (for transactions effected by "in house asset managers") the service provider exemption provided by Section 308(b)(17) of ERISA and Section 4975(d)(20) of the Code, or any comparable exemption available under Similar Law.

     Last Scheduled Distribution Date: The Distribution Date in November 2036.

     Latest Possible Maturity Date: The Distribution Date in November 2036.

     LIBOR: The London interbank offered rate for one-month United States dollar deposits calculated in the manner described in Section 5.09.

     LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

     LIBOR Certificates: As specified in the Preliminary Statement.

     Limited Purpose Surety Bond: Collectively, Ambac Assurance Corporation Surety Bond No. AB0039BE and any other Limited Purpose Surety Bond securing an Additional Collateral Mortgage Loan.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Purchase and Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

     Living Holders: Not applicable.

     Loan-To-Value Ratio: With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     LPMI Mortgage Loan: Certain Mortgage Loans as to which the lender (rather than the borrower) acquires the Primary Mortgage Insurance Policy and charges the related borrower an interest premium.

     Master REMIC: As described in the Preliminary Statement.

     Master Servicer: Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

     Master Servicer Compensation: With respect to any Master Servicer that is a successor to Wells Fargo Bank, National Association as Master Servicer, the portion of the earnings on the funds on deposit in the Distribution Account payable on each Distribution Date pursuant to Section 4.02(b)(ii) hereof agreed to by and between such successor Master Servicer and the successor securities administrator; provided, that the sum of such Master Servicer Compensation and the Securities Administrator Compensation payable on each Distribution Date shall not exceed the total earnings on funds in the Distribution Account payable pursuant to Section 4.02(b)(ii) hereof earned since the prior Distribution Date.

     Memorandum: Not applicable.

     MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

     MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS(R) System.

     MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

     MIN: The mortgage identification number for any MERS Mortgage Loan.

     Minimum Auction Price: With respect to any Distribution Date on which an Auction is being held, an amount equal to the sum of (a) 100% of the current aggregate Stated Principal Balance of the Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the Trust Fund and all other property in the Trust Fund being purchased, (c) any unreimbursed Servicing Advances related to the Mortgage Loans and (d) any expenses incurred by the Auction Administrator in the Auction process and (e) any Reimbursement Amounts payable to the Certificate Insurer.

     MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

     Moody's: Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.07 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

     Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

     Mortgage Documents: With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian.

     MortgageIT Serviced Loans: Each Mortgage Loan serviced by Mortgage IT, Inc. and listed on the Mortgage Loan Schedule.

     MortgageIT Servicing Agreement: The Servicing Agreement listed in Exhibit E hereto between the Seller and Mortgage IT, Inc.

     Mortgage Loan: A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

     Mortgage Loan Auction Price: The price, calculated as set forth in
Section 7.01(b), to be paid in connection with the purchase of the Mortgage Loans by the Auction Purchaser.

     Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or a Servicer from time to time to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund. Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate;
(ii) [reserved], (iii) identify any LPMI Mortgage Loan and designate the rate at which the premium for such insurance is calculated and (iv) separately identify the Additional Collateral Mortgage Loans, if any.

     Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

     Mortgage Rate: As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Note.

     Mortgaged Property: The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

     MortgageIT Mortgage Loan: Each Mortgage Loan originated by MortgageIT, Inc. and listed on the Mortgage Loan Schedule.

     MortgageIT Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and MortgageIT, Inc.

     Mortgagor: The obligor on a Mortgage Note.

     MSMCI Mortgage Loan: A Mortgage Loan sold by the Seller to the Depositor pursuant to the MSMCI Purchase Agreement.

     MSMCI Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and the Depositor.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

     Net Monthly Excess Cashflow: For any Distribution Date, the excess, if any, of (x) the Available Distribution Amount for the Distribution Date over
(y) the sum for the Distribution Date of the aggregate of the Interest Distribution Amounts and the Principal Distribution Amount payable to the holders of the Certificates, and the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium, and Reimbursement Amounts payable to the Certificate Insurer.

     Net Mortgage Rate: With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate for such Mortgage Loan.

     Net Prepayment Interest Shortfalls: As to any Distribution Date, the amount by which the aggregate of Prepayment Interest Shortfalls exceeds the Compensating Interest Payments for that Distribution Date (and any amounts paid by the Master Servicer in respect of such shortfalls pursuant to Section 5.06). Each Class' pro rata share of the Net Interest Shortfalls on the Mortgage Loans shall be based on the amount of interest the Class otherwise would have been entitled to receive on such Distribution Date.

     Net Swap Payment: Not Applicable.

     Net Swap Receipt: Not Applicable.

     Net WAC Pass-Through Rate: For any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Rate of the Mortgage Loans and, with respect to the Class A-2-B, Class A-4-B, Class A-5-B, Class A-6-B Certificates only, net of the Class A-2-B, Class A-4-B, Class A-5-B, Class A-6-B Premium payable to the Certificate Insurer, as of the first day of the month preceding the month in which such Distribution Date occurs, adjusted in the case of the LIBOR Certificates only, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, except that with respect to the November 2006 Distribution Date, the number of days in the related Interest Accrual Period shall be 25.

     Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

     Non-Delay Certificates: As specified in the Preliminary Statement.

     Non-permitted Foreign Holder: As defined in Section 3.03(f).

     Non-U.S. Person: Any person other than a "United States person" within the meaning of Section 7701(a)(30) of the Code.

     Nonrecoverable Advance: Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer's Certificate of such Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

     Notional Amount: Not applicable.

     Notional Amount Certificates: As specified in the Preliminary Statement.

     Offered Certificates: As specified in the Preliminary Statement.

     Offering Document: The Prospectus or the Memorandum, as applicable.

     Officer's Certificate: A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator or in the case of any other Person, signed by an authorized officer of such Person, and in each case delivered to the Trustee or the Securities Administrator, as applicable signed by an authorized officer of that Person.

     Officer's Certificate of a Servicer: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

     Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA, or the taxation, or the federal income tax status, of each REMIC.

     Opteum Mortgage Loan: Each Mortgage Loan originated by Opteum Financial Services, LLC and listed on the Mortgage Loan Schedule.

     Opteum Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and Opteum Financial Services, LLC.

     Original Applicable Credit Support Percentage: Not applicable.

     Originator: Any one of American Home Mortgage Corporation, First National Bank of Nevada, GreenPoint Mortgage Funding, Inc., The Hemisphere National Bank, MortgageIT, Inc., Opteum Financial Services, LLC, Fifth Third Mortgage Company, Sovereign Bank and PHH Mortgage Corporation, as applicable.

     Overcollateralization Increase Amount: With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution Date has been distributed).

     Overcollateralization Release Amount: For any Distribution Date, the lesser of (1) the Principal Remittance Amount and (2) the excess of (a) the Overcollateralized Amount over (b) the Overcollateralization Target Amount. In addition, in connection with the final distribution on the Certificates pursuant to Section 7.02 hereof, the Overcollateralization Release Amount for the related Distribution Date shall also include the excess, if any of, (a) the purchase price paid for the Mortgage Loans and any REO Properties related to the Mortgage Loans pursuant to Section 7.01 hereof, less any costs incurred by the Trust Fund in connection with the liquidation thereof pursuant to
Section 7.02 hereof, over (b) the amount distributed on the Certificates on that Distribution Date.

     Overcollateralization Target Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, the product of (x) 1.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, (ii) on and after the Stepdown Date, provided that a Trigger Event is not in effect, the lesser of (a) the product of (x) 2.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the related Due Date and (b) the product of (x) 1.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date and (iii) on and after the Stepdown Date, if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date; provided, however, that on each Distribution Date the Overcollateralization Target Amount shall not be lower than $2,373,614.

     Overcollateralized Amount: As of the Closing Date, an amount equal to $6,787,603. With respect to any Distribution Date following the first Distribution Date, the amount by which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period exceeds the aggregate Class Principal Balances of the Offered Certificates after taking into account all payments of principal on such Distribution Date.

     Pass-Through Rate: For any interest bearing Class of Certificates or Component, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

     Paying Agent: Any paying agent appointed pursuant to Section 3.08. The initial Paying Agent shall be the Securities Administrator under this Agreement.

     PCOAB: The Public Company Accounting Oversight Board.

     Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the initial principal balance or notional amount, as applicable, of such Certificate by the aggregate of the Class Principal Balance or Notional Amount, as applicable, of all Certificates of the same Class.

     Permitted Investments: At any time, any one or more of the following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency;

          (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency;

          (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

          (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

          (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

          (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency;

          (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

          (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies

     (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency; and

          (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PHH Mortgage Loan: Each Mortgage Loan originated by PHH Mortgage Corporation and listed on the Mortgage Loan Schedule.

     PHH Purchase Agreement: The Mortgage Loan Purchase and Warranties Agreement listed in Exhibit E hereto among the Seller, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as a seller and servicer, and Bishop's Gate Residential Mortgage Trust, as a seller.

     PHH Purchase and Servicing Agreement: Collectively, the PHH Purchase Agreement and the PHH Servicing Agreement.

     PHH Serviced Mortgage Loan: Each Mortgage Loan originated and serviced by PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and listed on the Mortgage Loan Schedule.

     PHH Servicing Agreement: Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement listed on Exhibit E hereto between the Seller and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop's Gate Residential Mortgage Trust.

     Plan: Any employee benefit plan or other plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested.

     Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. ss.2510.3-101.

     Planned Balance: With respect to any group of Planned Principal Classes or Components in the aggregate and any Distribution Date appearing in Schedule B hereto, the Aggregate

Planned Balance for such group and Distribution Date. With respect to any other Planned Principal Class or Component and any Distribution Date appearing in Schedule B hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

     Planned Principal Classes: As specified in the Preliminary Statement.

     Prepayment Interest Shortfall: With respect to each Mortgage Loan, the amount of the shortfall in interest payable on such Mortgage Loan that occurs as a result of the prepayment by the related Mortgagor of such Mortgage Loan calculated in accordance with formula set forth in the related Purchase and Servicing Agreement.

     Prepayment Penalty: As to a Mortgage Loan, any penalty payable by a Mortgagor in connection with certain partial prepayments and all prepayments in full made within the related Prepayment Penalty Period, the Prepayment Penalties with respect to each applicable Mortgage Loan so held by the Trust Fund being identified in the Prepayment Penalty Schedule.

     Prepayment Penalty Period: As to any Mortgage Loan, the period of time during which a Prepayment Penalty may be imposed.

     Prepayment Penalty Schedule: As of any date, the list of Prepayment Penalties included in the Trust Fund on that date (including the Prepayment Penalty summary attached thereto). The Prepayment Penalty Schedule shall set forth the following information with respect to each Prepayment Penalty:

o    the Mortgage Loan account number;

o    a code indicating the type of Prepayment Penalty;

o the state of origination in which the related Mortgage Property is located;

o the first date on which a monthly payment is or was due under the related Mortgage Note;

o    the term of the Prepayment Penalty;

o    the original principal amount of the related Mortgage Loan; and

o    the Cut-off Date Principal Balance of the related Mortgage Loan.

     The Prepayment Penalty Schedule shall be amended from time to time by the Seller in accordance with this Agreement.

     Prepayment Period: With respect to any Mortgage Loan and any Distribution Date, the calendar month preceding that Distribution Date.

     Prepayment Shift Percentage: Not applicable.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

     Principal Distribution Amount: For any Distribution Date will be the sum of the Basic Principal Distribution Amount and the Extra Principal Distribution Amount, in each case for that Distribution Date, and, with respect to the first Distribution Date, the $100 deposited in respect of the Class A-R Certificates pursuant to Section 2.01 hereof.

     Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Principal Reductions: Not applicable.

     Principal Remittance Amount: For the Certificates and any Distribution Date, the sum of

     (i) the principal portion of all Scheduled Payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

     (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment as required by this Agreement) during the related Prepayment Period; and

     (iii) the principal portion of all other unscheduled collections, including Insurance Proceeds, condemnation proceeds, Liquidation Proceeds and all partial Principal Prepayments and Principal Prepayments in full, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, provided, that in no event will the Principal Remittance Amount with respect to any Distribution Date be (x) less than zero or (y) greater than the then outstanding aggregate Class Principal Balance of the Certificates.

     Priority Amount: With respect to any Distribution Date, the amount equal to the product of (i) the Priority Percentage, (ii) the Shift Percentage and
(iii) the portion of the Principal Distribution Amount allocable to the Class A Certificates for that Distribution Date.

     Priority Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance of the Class A-6-A and Class A-6-B Certificates and the denominator of which is the aggregate Class Principal Balance of the Class A Certificates, in each case prior to giving effect to any distributions of principal on the Certificates on that Distribution Date.

     Private Certificate: As specified in the Preliminary Statement.

     Pro Rata Share: Not applicable.

     Pro Rata Subordinated Percentage: Not applicable.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Proprietary Lease: With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

     Prospectus: The prospectus supplement dated October 25, 2006, as supplemented by the supplement to the prospectus supplement dated January 5, 2007, together with the accompanying prospectus dated March 14, 2006, relating to the Certificates.

     Purchase and Servicing Agreements: Collectively, the mortgage loan purchase and servicing agreements, each as amended by the related
Acknowledgement, listed in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

     Purchase Date: As defined in Section 7.01(c).

     Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased by the Seller or Depositor pursuant to this Agreement, or by the related Originator or Servicer pursuant to the related Purchase and Servicing Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase and (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Purchase and Servicing Agreement and (iii) costs and damages incurred by the Trust Fund in connection with a repurchase pursuant to Section 2.05 hereof that arises out of a violation of any predatory or abusive lending law with respect to the related Mortgage Loan.

     Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Certificate Insurer. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the related Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

     To the extent the Master Servicer or a Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced by such Subsequent Recoveries.

     Recognition Agreement: An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties
(i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

     Record Date: As to any Distribution Date (i) with respect to the Non-Delay Certificates, the last Business Day preceding such Distribution Date (or the Closing Date, in the case of the first Distribution Date) unless such Certificates shall no longer be Book-Entry Certificates, in which case the Record Date shall be the last Business Day of the month preceding the month of such Distribution Date and (ii) in the case of the Delay Certificates (including the Non-Delay Certificates that are subsequently reissued as Definitive Certificates), the last Business Day of the month preceding the month of each Distribution Date.

     Redemption Price: With respect to any Class of Certificates to be redeemed, an amount equal to 100% of the related Class Principal Balance of the Certificates to be so redeemed, together with interest on such amount at the applicable Pass-Through Rate through the related Accrual Period (as increased by any Class Unpaid Interest Amounts), and including, in the case of the Redemption Price payable in connection with the redemption and retirement of all of the Certificates, all amounts (including, without limitation, all previously unreimbursed Advances and Servicer Advances and accrued and unpaid Servicing Fees) payable or reimbursable to the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Custodian pursuant to this Agreement, the Purchase and Servicing Agreements, or the Custodial Agreements (to the extent such amounts are not paid to the Custodian by the Seller) and any Reimbursement Amounts payable to the Certificate Insurer.

     Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

     Regular Certificates: As specified in the Preliminary Statement.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: The amount of all Insured Payments and other payments made by the Certificate Insurer pursuant to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-

B Policy which have not been previously repaid, plus all costs and expenses incurred in connection with such action, proceeding or investigation, including (without limitation) reasonable attorney's fees and any judgment or settlement entered into affecting the Certificate Insurer or the Certificate Insurer's interests plus all amounts due to the Certificate Insurer under the Insurance Agreement and any other documents relating to the Insured Certificates, in each case with interest thereon as set forth in the Insurance Agreement, and that have been certified to by the Certificate Insurer to the Securities Administrator.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit O attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, any Servicer or the Custodian, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers' Civil Relief Act (formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940), as amended, and any similar state laws.

     Relief Act Reduction: Not applicable.

     Relief Act Interest Shortfalls: With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

     REMIC: Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

     REMIC 1: As specified in the Preliminary Statement.

     REMIC 1 Interest: As specified in the Preliminary Statement.

     REMIC 1 Regular Interest: As specified in the Preliminary Statement.

     REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

     Replacement Mortgage Loan: A mortgage loan substituted by an Originator or the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a

Request for Release, (i) have a Stated Principal Balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan, (ii) if such Mortgage Loan is a fixed-rate Mortgage Loan, have a Mortgage Rate not less than (and not more than two percentage points greater than) the mortgage rate of the Deleted Mortgage Loan, (iii) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have a Mortgage Rate not less than (and not more than two percentage points greater than) the mortgage rate of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio equal to or less than that of the Deleted Mortgage Loan, (v) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vi) is otherwise acceptable to the Seller, (vii) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have the same adjustment date as that of the Deleted Mortgage Loan, (viii) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have a minimum Mortgage Rate not less than that of the Deleted Mortgage Loan, (ix) if such Mortgage Loan is an adjustable-rate Mortgage Loan, have the same Index as that of the Deleted Mortgage Loan, (x) comply with all of the representations and warranties set forth in the related underlying servicing agreement, as modified by any related assignment thereof, and (xi) shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of any REMIC created hereunder or would not otherwise be prohibited by this Pooling and Servicing Agreement.

     Replacement Swap Counterparty Payment: Not Applicable.

     Reportable Event: As defined in Section 13.03 hereof.

     Reporting Party: The Depositor, any Originator, the Master Servicer, the Custodian, any Servicer, any originator identified in the Prospectus Supplement, any credit enhancement provider described herein and any other material transaction party as may be mutually agreed between the Depositor and the Master Servicer from time to time for the purpose of complying with the requirements of the Commission.

     Reporting Subcontractor: With respect to the Master Servicer, the Securities Administrator or the Custodian, any Subcontractor determined by such Person pursuant to Section 13.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

     Repurchase Price: With respect to any Mortgage Loan purchased from the Trust pursuant to Section 2.07 hereof, 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

     Request for Release: The Request for Release submitted by the applicable Servicer to the Trustee or the applicable Custodian, as applicable, substantially in the form of Exhibit M or the equivalent form under the applicable Custodial Agreement.

     Required Coupon: Not applicable.

     Required Distributions: As defined in the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy.

     Reserve Fund: A Reserve Fund established by the Securities Administrator on behalf of the Trustee for the benefit of the Holders of the Certificates. The Reserve Fund is an "outside

Reserve Fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class OC Certificates, and which is established and maintained pursuant to
Section 5.10.

     Reserve Fund Deposit: $1,000.

     Residual Certificate: The Class A-R Certificates.

     Responsible Officer: With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject. With respect to the Master Servicer, any officer in its master servicing operations with direct responsibility for the Administration of this Agreement. With respect to the Securities Administrator, any officer in the corporate trust department or similar group of the Securities Administrator with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     Restricted Classes: As defined in Section 5.02(e).

     Restricted Global Security: As defined in Section 3.01(c).

     Rule 144A: Rule 144A under the Securities Act.

     SAIF: The Saving's Association Insurance Fund, or any successor thereto.

     Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

     Sarbanes-Oxley Certification: A written certification covering the activities of all Servicing Function Participants and signed by a senior officer of the Master Servicer in charge of the master servicing function that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time.

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 11.07 the address for notices to S&P shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

     Scheduled Balances: Not applicable.

     Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the related Purchase and Servicing Agreement, shall give effect to any related Debt

Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Scheduled Principal Classes: As specified in the Preliminary Statement.

     Scheduled Principal Distribution Amount: Not applicable.

     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

     Securities Administrator: Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.

     Securities Administrator Compensation: With respect to any Securities Administrator that is a successor to Wells Fargo Bank, National Association as Securities Administrator, the portion of the earnings on the funds on deposit in the Distribution Account payable on each Distribution Date pursuant to
Section 4.02(b)(ii) hereof agreed to by and between such Securities Administrator and the successor master servicer; provided, that (x) such Securities Administrator Compensation payable on each Distribution Date shall equal at least one day's earnings accrued since the prior Distribution Date and (y) the sum of such Securities Administrator Compensation and the Master Servicer Compensation payable on each Distribution Date shall not exceed the total earnings on the funds on deposit in the Distribution Account payable on each Distribution Date pursuant to Section 4.02(b)(ii) hereof earned since the prior Distribution Date.

     Seller: Morgan Stanley Mortgage Capital Inc., a New York corporation.

     Senior Certificate Group: As specified in the Preliminary Statement.

     Senior Certificates: As specified in the Preliminary Statement.

     Senior Defaulted Swap Termination Payment: Not Applicable.

     Senior Enhancement Percentage: For any Distribution Date and the Senior Certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Principal Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

     Senior Turbo Allocation Amount: Not applicable.

     Sequential Trigger Event: Not applicable.

     Servicer: Each Servicer under a Purchase and Servicing Agreement, and its respective successors and assigns. As of the Closing Date, the Servicers of the Mortgage Loans shall be

GMAC Mortgage, LLC, GreenPoint Mortgage Funding, Inc., The Hemisphere National Bank, Cendant Mortgage Corporation and Fifth Third Mortgage Company.

     Servicer Advance: A "Servicer Advance" or "Servicing Advance" as defined in the applicable Purchase and Servicing Agreement.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as the same may be amended from time to time.

     Servicing Fee: As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the related Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

     Servicing Fee Rate: With respect to each Mortgage Loan and any Distribution Date, the per annum rate specified in the related Purchase and Servicing Agreement.

     Servicing Function Participant: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Custodian, that is performing activities addressed by the Servicing Criteria.

     Servicing Officer: Any officer of the related Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the related Servicer on the Closing Date pursuant to the related Purchase and Servicing Agreement, as such list may from time to time be amended.

     Shift Percentage: With respect to each Distribution Date, the percentage set forth below for that Distribution Date:

          Distribution Date                                 Percentage
          -----------------                                 ----------

          November 2006 -- October 2009..................       0%
          November 2009 -- October 2011..................       45%
          November 2011 -- October 2012..................       80%
          November 2012 -- October 2013..................       100%
          November 2013 and thereafter...................       300%

     Similar Law: As defined in Section 3.03(d) hereof.

     Sovereign Mortgage Loan: Each Mortgage Loan originated by Sovereign Bank and listed on the Mortgage Loan Schedule.

     Sovereign Purchase Agreement: The Mortgage Loan Purchase Agreement listed in Exhibit E hereto between the Seller and Sovereign Bank.

     Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

     Stepdown Date: The later to occur of:

     (1) the earlier to occur of

          (x) the Distribution Date in November 2009, and

          (y) the Distribution Date on which the aggregate Class Principal Balance of the Class A Certificates is reduced to zero; and

     (2) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on the Distribution
Date) is greater than or equal to 11.80%.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (including a Sub-Servicer of any Servicer), the Securities Administrator, the Master Servicer, the Trustee or the Custodian, as the case may be.

     Subordinated Certificates: As specified in the Preliminary Statement.

     Subordinated Interest Distribution Amount: With respect to any Class of Subordinated Certificates and any Distribution Date, interest accrued during the related Interest Accrual Period on the related Class Principal Balance of that Class immediately prior to the Distribution Date at the Pass-Through Rate for that Class reduced (to an amount not less than zero), in the case of such Class, by the allocable share, if any, for that Class of (x) Prepayment Interest Shortfalls on the Mortgage Loans to the extent not covered by Compensating Interest paid by the Master Servicer or the Servicers for the Mortgage Loans and (y) Relief Act Interest Shortfalls on the Mortgage Loans.

     Subsequent Recoveries: As to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, amounts received by the Securities Administrator from the related Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.02) specifically related to such Liquidated Mortgage Loan.

     Sub-Servicer: Any Person that (i) is considered to be a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

     Substitution Adjustment Amount: As defined in the second paragraph of
Section 2.05(b).

     Substitution Event: Not Applicable.

     Swap Account: Not Applicable.

     Swap Agreement: Not Applicable.

     Swap Counterparty: Not Applicable.

     Swap Payment Allocation: Not Applicable.

     Swap Payment Rate: Not Applicable.

     Swap Termination Date: Not Applicable.

     Swap Termination Payment: Not Applicable.

     Targeted Balance: With respect to any group of Targeted Principal Classes or Components in the aggregate and any Distribution Date appearing in Schedule B hereto, the Aggregate Targeted Balance for such group and Distribution Date. With respect to any other Targeted Principal Class or Component and any Distribution Date appearing in Schedule B hereto, the applicable amount appearing opposite such Distribution Date for such Class or Component.

     Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss.301.6231(a)(7)1T. Initially, the Tax Matters Person shall be the Securities Administrator.

     Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.01.

     Three Month Rolling Average: With respect to the end of the Due Period related to any Distribution Date, will equal the rolling 3 month average percentage of the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days Delinquent (including Mortgage Loans in foreclosure, REO Property or discharged in bankruptcy). For the avoidance of doubt, any Breached Mortgage Loan that was 60 or more days delinquent at the time of its purchase by the Depositor shall be included in this calculation.

     Trigger Event: With respect to any Distribution Date, a Trigger Event is in effect if (x) the Three Month Rolling Average with respect to the Mortgage Loans exceeds 50.00% of the Senior Enhancement Percentage for the prior Distribution Date, or (y) the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate outstanding principal balance of the Mortgage

Loans as of the Cut-off exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date                       Percentage
-----------------                       ----------

November 2008 --October 2009.........   0.20% for the first month, plus an
                                        additional 1/12th of 0.35% for each
                                        month thereafter
November 2009 -- October 2010........   0.55% for the first month, plus an
                                        additional 1/12th of 0.40% for each
                                        month thereafter
November 2010 -- October 2011........   0.95% for the first month, plus an
                                        additional 1/12th of 0.40% for each
                                        month thereafter
November 2011 -- October 2012........   1.35% for the first month, plus an
                                        additional 1/12th of 0.25% for each
                                        month thereafter
November 2012 and thereafter.........   1.60%

     Trust: Morgan Stanley Mortgage Loan Trust 2006-15XS.

     Trust Fund: The corpus of the trust created pursuant to this Agreement consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date) to the extent not applied in computing the Cut-off Date Principal Balance thereof; (ii) all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Depositor's rights assigned to the Trustee under the Purchase and Servicing Agreements, as modified by the Acknowledgements; (v) all insurance policies related to the Mortgage Loans and any insurance proceeds; (vi) the pledge, control and guaranty agreements and the Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans; (vii) the amounts on deposit in the Reserve Fund, (viii) with respect to the Class the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates only, the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy and the Certificate Insurance Account and all amounts deposited therein and (ix) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     Trustee: LaSalle Bank National Association, a national banking association, organized under the laws of the United States and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

     Trustee Mortgage Files: With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or Custodian on behalf of the Trustee identified in Section 2.01(a) hereof.

     Turbo Allocation Amount: Not applicable.

     UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

     Underwriter's Exemption: Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

     Underwriter: As specified in the Preliminary Statement.

     Underwriting Agreement: The Underwriting Agreement, dated October 25, 2006, among the Seller, the Depositor and the Underwriter.

     Uniform Commercial Code: The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

     Unpaid Interest Shortfall Amount: The sum of Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls on the Mortgage Loans allocated to such Class of Certificates on that Distribution Date and such amounts from any prior Distribution Date remaining unpaid.

     Unpaid Realized Loss Amount: The portion of any Realized Losses previously allocated to that Class remaining unpaid from prior Distribution Dates.

     Unscheduled Principal Distribution Amount: Not applicable.

     Voting Interests: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class OC Certificates, each Class of Notional Amount Certificates and the Class A-R Certificates. Voting Interests shall be allocated among all other Classes of Certificates pro rata based on Class Principal Balances for each Class then outstanding. Voting Interests shall be allocated among the Certificates within each such Class in proportion to their Certificate Balances or Percentage Interests.

     Weighted Average Net Mortgage Rate: As to any Distribution Date, the average of the Net Mortgage Rate of each Mortgage Loan, weighted on the basis of the Applicable Fraction of its Stated Principal Balance as of the end of the Prepayment Period related to the immediately preceding Distribution Date.

                                  ARTICLE II

                             DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

     Section 2.01. Creation and Declaration of Trust Fund; Conveyance of
                   Mortgage Loans.

     (a) Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.05, in trust, all the right, title and interest of the Depositor in and to the Trust Fund. Such conveyance includes, without limitation, (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor's right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the rights and obligations of the Depositor as assignee of the Seller with respect to the Seller's rights and obligations under the Purchase and Servicing Agreements pursuant to the Acknowledgements; (iv) all of the Depositor's right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor's rights under any Insurance Policies related to the Mortgage Loans; (vi) $1,000 (which amount has been delivered by the Depositor to the Securities Administrator to be held in the Distribution Account until distributed to the Holders of the Class P Certificates pursuant to Section 5.02(a)) and $100, plus interest, (which amount has been delivered by the Depositor to the Securities Administrator to be held in the Distribution Account until distributed to the Holders of the Class A-R Certificates pursuant to Section 5.02(a)); and (vii) if applicable, the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral relating to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

     The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

     In connection with such transfer and assignment of the Mortgage Loans, the Depositor shall cause to be delivered and the Custodian acting on the Trustee's behalf will continue to hold the documents or instruments listed below with respect to each Mortgage Loan (each, a "Trustee Mortgage File") so transferred and assigned:

     (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of "LaSalle Bank National Association, as Trustee of Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates, without recourse", or in blank (in each case, with all necessary intervening endorsements, as applicable);

     (ii) with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a copy of such Mortgage certified by the applicable Originator, title company, escrow agent or closing attorney to be a true copy of the original of the Mortgage which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located, and in the case of the each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon;

     (iii) with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) endorsed to "LaSalle Bank National Association, as Trustee of Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates, without recourse";

     (iv) with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the originals of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, or if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Originator, title company, escrow agent or closing attorney to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

     (v) with respect to each Mortgage Loan (other than a Cooperative Loan), the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

     (vi) if any, with respect to each Mortgage Loan (other than a Cooperative
Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;

     (vii) if any, with respect to each Mortgage Loan (other than a Cooperative Loan), the original power of attorney and guaranty agreement with respect to such Mortgage Loan;

     (viii) [reserved];

     (ix) with respect to each Mortgage Loan which constitutes a Cooperative
Loan:

          (a) the original of any security agreement or similar document executed in connection with the Cooperative Loan;

          (b) the original Recognition Agreement and the original Assignment of Recognition Agreement;

          (c) UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the jurisdiction in which the Cooperative Property is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

          (d)  an Estoppel Letter and/or Consent;

          (e) a search for (i) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (x) the Cooperative Corporation and (y) the seller of the Cooperative Unit, (ii) filings of financing statements and (iii) the deed of the cooperative project into the Cooperative Corporation;

          (f)  the guaranty of the Mortgage Note and Cooperative Loan, if any;

          (g) the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank; and

          (h) if any, the original or certified copy of the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation and related assignment of such certificates or an assignment of such Cooperative Shares, in blank, executed by the Mortgagor with such signature guaranteed;

     (x) [reserved]; and

     (xi) any other document or instruments required to be delivered.

     In addition, in connection with the assignment of any MERS Mortgage Loan, it is understood that the related Originator will cause the MERS(R) System to indicate that such Mortgage Loans have been assigned by the related Originator to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the series of Certificates issued in connection with such Mortgage Loans. It is further understood that the related Originator will not, and the Master Servicer hereby agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

      On or prior to the Closing Date, the Depositor shall cause to be delivered to the Master Servicer, the Trustee and the Custodian an electronic copy of the Mortgage Loan Schedule in a form acceptable to the Master Servicer, the Depositor, the Trustee and the Custodian.

     (b) On or prior to the Closing Date, the Depositor shall cause the Certificate Insurer to deliver the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy to the Securities Administrator (with a copy thereof to the Trustee). In connection therewith, the Trustee is hereby directed to execute and deliver the Insurance Agreement. In addition, as soon as is practicable after the Closing Date, the Depositor shall cause the Servicer of any Additional Collateral Mortgage Loan to deliver to the Custodian the Assignment and Notice of Transfer with respect to each Additional Collateral Mortgage Loan as well as the assignments of any rights with respect to each Additional Collateral Mortgage Loan under any Limited Purpose Surety Bond.

     (c) In instances where a title insurance policy is required to be delivered to the Custodian on behalf of the Trustee and is not so delivered, the Depositor will provide a copy of such title insurance policy to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

     (d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers such amount to the Securities Administrator, and delivers to the Securities Administrator, the Trustee, and the Custodian, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Custodian on behalf of the Trustee shall be held by the Master Servicer or the related Servicer in trust for the benefit of the Trustee and the Certificateholders.

     (e) Neither the Depositor nor the Trust will acquire or hold any Mortgage Loan that would violate the representations made by the Seller set forth in clauses (iv) through (vi) of Section 2.05(a) hereof.

     Section 2.02. Acceptance of Trust Fund by Trustee; Review of
                   Documentation for Trust Fund.

     (a) The Trustee, by execution and delivery hereof, acknowledges receipt by it of notice from the Custodian that holds the documents identified in the Initial Custodial Certification in the form annexed hereto as Exhibit L-1 (the "Initial Custodial Certification") pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule.

     (b) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     (c) Each of the parties hereto acknowledges that (i) the Custodian has delivered to the Depositor, the Master Servicer and the Trustee, the Initial Custodial Certification, in the form annexed hereto as Exhibit L-1, stating that it has performed the applicable review of the Mortgage Loans as required herein on the Closing Date and (ii) thereafter, if applicable, the Custodian shall perform the applicable review of the Mortgage Loans and deliver the further certifications (including but not limited to the Final Custodial Certification) as provided herein.

     With respect to the MSMCI Mortgage Loans only, not later than 180 days after the Closing Date, the Trustee shall enforce the Custodian's obligation, to deliver to the Depositor, the Master Servicer, the Certificate Insurer and the Trustee a Final Custodial Certification in the form annexed hereto as Exhibit L-2 (the "Final Custodial Certification"), with any applicable exceptions noted thereon. To the extent that the Custodian must deliver a Final Certification, the Trustee shall enforce the Custodian's obligation to make available, upon request of any Certificateholder, a copy of any exceptions noted on the related Initial Custodial Certification or the related Final Custodial Certification.

     (d) Upon execution of this Agreement, the Depositor hereby delivers to the Trustee (with a copy to the Master Servicer) and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase and Servicing Agreements.

     (e) Neither the Trustee nor the Custodian shall make any representation as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Trustee Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, perfection, priority, effectiveness or suitability of any such Mortgage Loan. Except as specifically required hereunder, neither the Trustee nor the Custodian shall be responsible to verify the validity, sufficiency or genuiness of any document in the Trustee Mortgage File.

     Section 2.03. Representations and Warranties of the Depositor.

     (a) The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer, the Certificate Insurer and the Securities Administrator as of the Closing Date or such other date as is specified, that:

          (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

          (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

          (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

          (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

          (vi) immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

          (vii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the "UCC"), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

          (viii) The Mortgage Loans constitute "instruments" within the meaning of the applicable UCC;

          (ix) Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor;

          (x) None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

          (xi) The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

     The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

     Section 2.04. Representations and Warranties of the Depositor and the
                   Seller as to the Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

     (a) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee, for the benefit of the Certificateholders, free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

     (b) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

     (c) As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     Section 2.05. Representations and Warranties of the Seller; Discovery of
                   Breach; Repurchase or Substitution of Mortgage Loans.

     (a) With respect to the MSMCI Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 3.01 of the MSMCI Purchase Agreement to and for the benefit of the Depositor, the Trustee and the Trust Fund.

     The Seller hereby represents and warrants that no Mortgage Loan contains a provision whereby the related mortgagor is permitted to convert the Mortgage Rate from an adjustable rate to a fixed rate.

     With respect to the FNBN Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 9.02 of the FNBN Purchase Agreement (other than the representation contained in Section 9.02(b) of the FNBN Purchase Agreement) to and for the benefit of the Depositor, the Trustee and the Trust Fund. With respect to the FNBN Mortgage Loans the Seller hereby represents and warrants to and for the benefit of the Depositor, the Trustee and the Trust Fund that all payments due on or prior to the Cut-off Date for each FNBN Mortgage Loan have been made as of the Closing Date, such FNBN Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of such FNBN Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by any FNBN Mortgage Loan; as to each FNBN Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding thirty-day period. The Seller agrees to comply with the provisions of this Section 2.05 in respect of a breach of any of such representations and warranties.

     With respect to the Sovereign Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 9.02 of the Sovereign Purchase Agreement (other than the representation contained in Section 9.02(b) of the Sovereign Purchase Agreement) to and for the benefit of the Depositor, the Trustee and the Trust Fund. With respect to the Sovereign Mortgage Loans the Seller hereby represents and warrants to and for the benefit of the Depositor, the Trustee and the Trust Fund that all payments due on or prior to the Cut-off Date for each Sovereign Mortgage Loan have been made as of the Closing Date, such Sovereign Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of such Sovereign Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by any Sovereign Mortgage Loan; as to each Sovereign Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding thirty-day period. The Seller agrees to comply with the provisions of this
Section 2.05 in respect of a breach of any of such representations and warranties.

     With respect to the Wachovia Serviced Mortgage Loans the Seller hereby makes the representations and warranties contained in Section 3.02 of the Wachovia Purchase Agreement (other than the representation contained in Section 3.02(d) of the Wachovia Purchase Agreement) to and for the benefit of the Depositor, the Trustee and the Trust Fund. With respect to the Wachovia Serviced Mortgage Loans the Seller hereby represents and warrants to and for the benefit of the Depositor, the Trustee and the Trust Fund that all payments due on or prior to the Cut-off Date for each Wachovia Serviced Mortgage Loan have been made as of the Closing Date, such Wachovia Serviced Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of such Wachovia Serviced Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by any Wachovia Serviced Mortgage Loan; as to each Wachovia Serviced Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding thirty-day period. The Seller agrees to comply with the provisions of this
Section 2.05 in respect of a breach of any of such representations and warranties.

     The Seller hereby represents and warrants to the Trustee with respect to the Mortgage Loans as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Each Mortgage Loan at origination complied in all material respects with applicable predatory and abusive lending laws and consummation of the transactions contemplated by this Agreement will not involve the violation of any such laws.

          (ii) All of the Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory and abusive lending laws.

          (iii) None of the Mortgage Loans is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

          (iv) None of the Mortgage Loans is a "high cost" loan as defined by applicable predatory and abusive lending laws.

          (v) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and with respect to the foregoing, the terms "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the then current version of Standard & Poor's LEVELS(R), which is now Version 5.7 Glossary Revised, Appendix E which is attached hereto as Exhibit Q (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) a "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table.

          (vi) No Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

     Upon discovery by the Depositor, the Seller or the related Originator or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the Custodian's certifications, that a document is missing from, a Trustee Mortgage File, or discovery by the Trustee, the Depositor, the Seller or the related Originator of the breach by such Originator or Seller of any representation or warranty under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, in the case of the Originator, or under this Agreement, in the case of the Seller, in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a "Defective Mortgage Loan") (each of the Depositor, the Seller and the related Originator hereby agreeing to give written notice thereof to the Trustee, the Certificate Insurer and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor, the Certificate Insurer and the Seller or the related Originator, as applicable, in writing of such nonconforming or missing document or breach and request that the Seller or related Originator deliver such missing document or cure or cause the cure of such defect or breach within a period of time specified in the related Purchase and Servicing Agreement, and if the Seller or related Originator, as applicable, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee, shall enforce the obligations of the related Originator under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, or the Seller under this Agreement, as applicable, and cause the related Originator or the Seller, as the case may be, to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such specified period (subject to Section 2.05(c) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such specified period (unless permitted a greater period of time to cure under the related Purchase and Servicing Agreement), subject to Section 2.05(c) below, if the related Originator or the Seller, as applicable, shall have commenced to cure such breach within such specified period, the related Originator or the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within such additional time as is reasonably necessary to cure such breach. To the extent that the amount by which the Purchase Price (as defined in this Agreement) exceeds the repurchase price payable by the related Originator under the related Purchase and Servicing Agreement, including any costs and damages that are incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of any Mortgage Loan repurchased by the related Originator or the Seller, the payment of such excess shall be borne by the Seller. With respect to a breach of a representation or warranty of a Hemisphere Serviced Mortgage Loan by the related Originator under the related Purchase and Servicing Agreement, if that Originator fails to cure the breach or repurchase the affected Mortgage Loan within the time period required by that Purchase and Servicing Agreement, the Seller hereby agrees to honor that Originator's cure obligations. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release or cause the Custodian to release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose). If pursuant to the foregoing provisions the related Originator or the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall cause MERS to designate on the MERS(R) System the related Originator or the Seller, as applicable, as the beneficial holder of such Mortgage Loan.

     In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.05(b) below. It is understood and agreed that the obligations of the Originators and the Seller to cure or to repurchase (or to substitute for) any related Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

     (b) Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.05(a) above must be effected prior to the last Business Day that is within two years after the Closing Date. As to any Deleted Mortgage Loan for which the related Originator or the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, any related assignment thereof and the Acknowledgement to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers' Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustment Amount (as described below), if any, in connection with such substitution. Monthly Payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the related Originator or the Seller, as applicable. For the month of substitution, distributions to the Certificateholders shall reflect the collections and recoveries in respect of such Deleted Mortgage in the Due Period preceding the month of substitution and the related Originator or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the related Purchase and Servicing Agreement, as modified by the related Acknowledgement, including all representations and warranties thereof included in such Purchase and Servicing Agreement, as modified by the Acknowledgement, in each case as of the date of substitution.

     For any month in which an Originator or the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a "Substitution Adjustment Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans replacing such Deleted Mortgage Loans, together with one month's interest on such excess amount at the applicable Net Mortgage Rate. On the date of such substitution, the related Originator or Seller, as applicable, shall deliver or cause to be delivered to the related Servicer for deposit in the related Custodial Account an amount equal to the related Substitution Adjustment Amount, if any, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and Request for Release and certification by such Servicer of such deposit, shall release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File or Files and the Trustee or the Custodian, as applicable, shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the related Originator or Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     In addition, the related Originator or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event. If such Opinion of Counsel cannot be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

     (c) Upon discovery by the related Originator, the Seller, the Master Servicer, the Depositor or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties. In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in
Section 2.05(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in
Section 2.05(a) above and/or in accordance with this Section 2.05(c). The Trustee shall re-convey to the related Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

     Section 2.06. Grant Clause.

     (a) It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

     (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of an Originator, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of an Originator or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws. Neither the Originators nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, any Originator or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and intermediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, each of the Originators and the Depositor authorizes its immediate or intermediate transferee (but not the Trustee) to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

     Section 2.07. Depositor's Option to Purchase Breached Mortgage Loans.

     (a) Subject to the terms specified in this Agreement, the Depositor has the option, but is not obligated, to purchase from the Trust Fund any Breached Mortgage Loan at the Repurchase Price; provided that the entity from which the Seller purchased the Mortgage Loan has both (a) agreed to purchase the Mortgage Loan from the Depositor and (b) has represented to the Seller that it has the ability to purchase such Mortgage Loan from the Depositor, as soon as is practicable thereafter at the Repurchase Price.

     Section 2.08. Release of Mortgage Documents for Servicing.

     (a) From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian shall, upon receipt in writing, facsimile or electronic transmission from the Master Servicer or a Servicer of a Request for Release release to the Master Servicer or such Servicer the Mortgage Documents set forth in such Request for Release. All Mortgage Documents released by the Custodian to the Master Servicer or a Servicer pursuant to this Section 2.08 shall be held by the Master Servicer or such Servicer in trust for the benefit of the Trust pursuant to the applicable Purchase and Servicing Agreement. Upon the repurchase of any Mortgage Loan or upon the payment in full of any Mortgage Loan, and upon receipt by the Custodian of (i) the Request for Release (which Request for Release shall include a statement to the effect that all amounts payable to the Trust in connection with a repurchase have been deposited in the related Custodial Account or the Collection Account or (ii) direction of the Depositor or the Trustee, as applicable, the Custodian shall promptly release the related Mortgage Documents in accordance with such Request for Release or direction.


                                  ARTICLE III

                               THE CERTIFICATES

     Section 3.01. The Certificates.

     (a) The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Balance, or Notional Amount, as applicable, or in the Percentage Interests, specified herein. Each Class of Certificates will be issued in the minimum denominations and integral multiples thereof of the initial Certificate Balance (or Notional Amount) specified in the Preliminary Statement hereto.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee or of the Securities Administrator on the Trustee's behalf. Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon receipt by the Trustee (or the Custodian) of the Trustee Mortgage Files described in Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by or on behalf of the Trustee to the

Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

     (c) The Class OC, Class P and Class A-R Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a "Restricted Global Security").

     Section 3.02. Registration.

     The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as successor Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

     Section 3.03. Transfer and Exchange of Certificates.

     (a) A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Balance (or Notional Amount) as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

     (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Balance (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

     The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

          (i) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the 1933 Act) of the Depositor or (y) being made to a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

          (ii) The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an "accredited investor" under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

     (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar and the Securities Administrator to the effect that the purchase and holding of such a Certificate will not constitute or result in any nonexempt prohibited transactions under Title I of ERISA or Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities

Administrator to any obligation in addition to those undertaken in this Agreement. Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the appropriate representation set forth in paragraph 2 and the representation set forth in paragraph 3 of Exhibit J. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

     Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates to the Underwriter. The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions. The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and neither the Securities Administrator nor the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements. The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after such time. Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

     (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

     (f) Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

     Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C. In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Depositor and the Certificate Registrar shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Certificate Registrar shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee or the Certificate Registrar that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this
Section 3.03(f).

     (g) Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder's or Owner's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

     Section 3.04. Cancellation of Certificates.

     Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Certificate Registrar.

     Section 3.05. Replacement of Certificates.

     If (i) any Certificate is mutilated and is surrendered to the Trustee or the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar (and with respect to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, the Certificate Insurer) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Balance. Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

     Section 3.06. Persons Deemed Owners.

     Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Insurer, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, the Paying Agent, the Certificate Insurer, nor any agent of any of them shall be affected by notice to the contrary.

     Section 3.07. Temporary Certificates.

     (a) Pending the preparation of definitive Certificates, upon the order of the Depositor, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

     (b) If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Balance of definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

     Section 3.08. Appointment of Paying Agent.

     The Securities Administrator is hereby appointed as the initial Paying Agent. The Trustee may appoint a successor Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder. The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator. If the Paying Agent is not the Trustee or the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

     Section 3.09. Book-Entry Certificates.

     (a) Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

          (i) the provisions of this Section 3.09 shall be in full force and effect;

          (ii) the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

          (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

          (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

     (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

     (c) If (i) (A) the Clearing Agency or the Depositor advises the Certificate Registrar in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Certificate Registrar or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Balance of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder. Notwithstanding the foregoing, the Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

     Section 4.01. Custodial Accounts; Distribution Account.

     (a) On or prior to the Closing Date, the Master Servicer shall have caused each Servicer to establish and maintain one or more Custodial Accounts, as provided in the related Purchase and Servicing Agreement, into which all Scheduled Payments and unscheduled payments with respect to the related Mortgage Loans, net of any deductions or reimbursements permitted under the related Purchase and Servicing Agreement, shall be deposited. On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Purchase and Servicing Agreements.

     (b) The Securities Administrator, as Paying Agent for the Trust, shall establish and maintain an Eligible Account entitled "Distribution Account of LaSalle Bank National Association, as Trustee for the benefit of Morgan Stanley Mortgage Loan Trust 2006-15XS, Holders of Mortgage Pass-Through Certificates." The Securities Administrator shall, promptly upon receipt from the Servicers on each related Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

          (i) the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Purchase and Servicing Agreements;

          (ii) any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

          (iii) any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

     (c) In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer's Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

     (d) On each Distribution Date and Initial Optional Termination Date, the Securities Administrator, as Paying Agent, shall withdraw from funds available in the Distribution Account and distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02. The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Custodian, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to this Agreement or any Purchase and Servicing Agreement.

     (e) Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Securities Administrator, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Securities Administrator or any of its Affiliates, or is managed or advised by the Securities Administrator or any Affiliate, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any Permitted Investment of amounts on deposit in the Distribution Account shall be for the benefit of the Securities Administrator, as additional compensation for its duties hereunder, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund; provided, however, that if Wells Fargo Bank, National Association is no longer the Master Servicer and the Securities Administrator, any such income and gain shall be used to pay the successor Master Servicer and the successor Securities Administrator, the Master Servicer Compensation and the Securities Administrator Compensation, respectively. The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Securities Administrator out of its own funds, without any right of reimbursement therefor, immediately as realized.

     Section 4.02. Permitted Withdrawals from the Custodial Accounts and the Distribution Account.

     (a) Each Servicer may from time to time make withdrawals from its Custodial Account for the following purposes:

          (i) to reimburse itself for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (i) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          (ii) to reimburse itself for any Nonrecoverable Advance previously made by it;

          (iii) to reimburse itself for unreimbursed Servicer Advances, each Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to the related Purchase and Servicing Agreement;

          (iv) to reimburse itself for expenses incurred by it and reimbursable pursuant to the related Purchase and Servicing Agreement; and

          (v) to withdraw any amount deposited in the Custodial Account and not required to be deposited therein.

     To the extent required by the related Purchase and Servicing Agreement each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from its Custodial Account pursuant to such subclauses (i), (ii), (iii), (iv) and (v). Prior to making any withdrawal from its Custodial Account pursuant to subclause (ii), the related Servicer shall deliver to the Master Servicer an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

     (b) The Securities Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders and payments to the Certificate Insurer in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 10.01). In addition, the Securities Administrator may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay all costs and expenses described in the sixth bullet of clause (1) of the definition of "Available Distribution Amount";

          (ii) (x) for so long as Wells Fargo Bank, National Association is the Master Servicer and the Securities Administrator, to pay to the Master Servicer the investment earnings on the Distribution Account as its compensation for the related Distribution Date and (y) thereafter, concurrently, to the Master Servicer and the Securities Administrator, the Master Servicer Compensation and the Securities Administrator Compensation, respectively;

          (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

          (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 7.01 hereof.

          (v) [Reserved].

     Section 4.03. [Reserved].

     Section 4.04. [Reserved].

     Section 4.05. Reports to Trustee and Certificateholders.

     On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee, the Depositor, the Certificate Insurer, the Rating Agencies and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers):

     (a) the amount of the distributions, separately identified, with respect to each Class of Certificates;

     (b) the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, liquidation proceeds or other unscheduled recoveries of principal included in that amount;

     (c) the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

     (d) [reserved];

     (e) the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

     (f) the aggregate Stated Principal Balance of the Mortgage Loans at the end of the related Prepayment Period, and the Weighted Average Net Mortgage Rate and the Mortgage Pool at the beginning of the related Due Period;

     (g) [reserved];

     (h) [reserved];

     (i) the amount of the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively;

     (j) the amount of Monthly Advances for the related Due Period;

     (k) for each Distribution Date to and including the Distribution Date in December 2006: the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent using the MBA Method (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

     (l) for each Distribution Date on and after the Distribution Date in January 2007: the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent using the OTS Method (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

     (m) the total number and principal balance of any REO properties as of the close of business on the last day of the preceding Due Period;

     (n) the amount of Realized Losses incurred during the preceding calendar month;

     (o) the cumulative amount of Realized Losses incurred since the Closing
Date;

     (p) the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

     (q) the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on the Distribution Date;

     (r) the Pass-Through Rate for each Class of Certificates for that Distribution Date;

     (s) the total amount of Prepayment Penalties collected and due to the Trust Fund, as reported by the Servicers;

     (t) the amount paid to the Certificate Insurer as Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium for such Distribution Date;

     (u) the amount paid to the Certificate Insurer as Reimbursement Amounts for such Distribution Date;

     (v) the amount of any outstanding Reimbursement Amounts in total and per Class on such Distribution Date.

     (w) the applicable Record Date(s) for such Distribution Date;

     (x) the amount thereof allocable to interest, any Unpaid Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date;

     (y) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

     (z) whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

     (aa) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts, Unpaid Realized Loss Amounts, or Basis Risk Carry Forward Amounts; and

     (bb) the amount distributed on the Class OC Certificates.

     (cc) the Overcollateralized Amount and the Overcollateralization Target Amount.

     (dd) the amount of any Subsequent Recoveries for such Distribution Date.

     The Securities Administrator shall make such reports available each month via its website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Securities Administrator's customer service desk at
(301) 815-6600. Certificateholders, the Certificate Insurer and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing reports, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and neither the Trustee nor the Securities Administrator shall be obligated to verify, recompute, reconcile or recalculate any such information or data.

     Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Purchase and Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator's actual expenses incurred in providing such reports and access.

                                   ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

     Section 5.01. Distributions Generally.

     (a) Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator or the Paying Agent shall (x) distribute to the Certificate Insurer the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium and, in the case of a distribution pursuant to Section 5.02(a)(1)(A) or Section 5.02(a)(1)(B) below, the amount required to be distributed to the Certificate Insurer pursuant to
Section 5.02.02(a)(1)(A) or Section 5.02(a)(1)(B) below and (y) make other distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Balance of at least $1,000,000, or in the case of a Class of Notional Amount Certificates, Residual Certificate or Class OC Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such

Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Notwithstanding the reduction of the Class Principal Balance of any Class of Certificates to zero, such Class will be outstanding hereunder (solely for the purpose of receiving distributions and not for any other purpose) until the termination of the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereunder in accordance with Article VII. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar's Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

     (b) All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Balances or initial Class Notional Amounts (or Percentage Interests).

     Section 5.02. Priorities of Distribution.

     (a) (1) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Available Distribution Amount (to the extent that such amount is then on deposit in the Distribution Account) and shall distribute such amount to the Certificates and the Certificate Insurer in the following order of priority:

     (A) With respect to the portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, on each Distribution Date, the Securities Administration shall withdraw the Interest Remittance Amount from the Available Distribution Amount on deposit in the Distribution Account for that Distribution Date, and distribute such funds to the specified Class of Certificates that have outstanding Class Principal Balances and the Certificate Insurer, sequentially, in the following order of priority:

          (i) to the Certificate Insurer, the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium for such Distribution Date;

          (ii) concurrently, to the Class A-R, Class A-1, Class A-2-A, Class A-2-B, Class A-3, Class A-4-A, Class A-4-B, Class A-5-A, Class A-5-B, Class A-6-A and Class A-6-B Certificates their respective Class A Interest Distribution Amounts for such Distribution Date, pro rata based on their respective Class A Interest Distribution Amounts for such Distribution Date;

         (iii) to the Certificate Insurer to pay any Reimbursement Amounts;

          (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, their respective Subordinated Interest Distribution Amounts, in each case, to the extent of the Interest Remittance Amount remaining after distributions of interest to the Classes of Certificates with a higher payment priority; and

          (v) any remaining Interest Remittance Amount on any Distribution Date will be distributed pursuant to Section 5.02(a)(1)(C) hereof.

     (B) (1) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Holders of each Class of Certificates and the Certificate Insurer shall be entitled to receive payments and distributions in respect of principal from the Principal Distribution Amount, respectively, in the following order of priority:

          (i) to the Certificate Insurer, any Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium for such Distribution Date remaining unpaid after application of the Interest Remittance Amount on that Distribution Date;

          (ii) sequentially, to the Class A-R Certificates, until its Class Principal Balance is reduced to zero, and then to the holders of the Class A Certificates and to the Certificate Insurer pursuant to Section 5.03 hereof, until their respective Class Principal Balances and any unpaid Reimbursement Amounts to the Certificate Insurer are reduced to zero;

          (iii)sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, until their respective Class Principal Balances are reduced to zero; and

          (iv) any remaining Principal Distribution Amount on any Distribution Date will be will be distributed pursuant to Section 5.02(a)(1)(C) hereof; or

          (2) On each Distribution Date (a) on or after the Stepdown Date and
     (b) on which a Trigger Event is not in effect, the Holders of each Class of Certificates and the Certificate Insurer shall be entitled to receive payments and distributions in respect of principal from the Principal Distribution Amount, respectively, in the following order of priority:

          (i) to the Certificate Insurer, any Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium for such Distribution Date remaining unpaid after application of the Interest Remittance Amount on that Distribution Date;

          (ii) to the holders of the Class A Certificates and to the Certificate Insurer, the Class A Principal Distribution Amount, allocated between the Class A Certificates and the Certificate Insurer pursuant to Section 5.03 hereof, until the aggregate Class Principal Balances of the Class A Certificates and any unpaid Reimbursement Amounts to the Certificate Insurer have been reduced to zero;

         (iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

          (iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

          (v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

          (vi) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

         (vii) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

        (viii) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until its Class Principal Balance is reduced to zero;

          (ix) to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount, until its Class Principal Balance is reduced to zero; and

          (x) to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, until its Class Principal Balance is reduced to zero; and

          (xi) to the Class B-3 Certificates, the Class B-3 Principal Distribution Amount, until its Class Principal Balance is reduced to zero; and

         (xii) any remaining Principal Distribution Amount on any Distribution Date will be will be distributed pursuant to
               Section 5.02(a)(1)(C) hereof.

     (C) On each Distribution Date the remaining Net Monthly Excess Cashflow, after giving effect to the distribution of the Extra Principal Distribution Amount for that Distribution Date, shall be distributed to the Certificates in the following order of priority, in each case to the extent of the amounts remaining:

          (i) to the Class M-1 Certificates, the related Interest Carry Forward Amount;

          (ii) to the Class M-1 Certificates, the related Unpaid Realized Loss Amount;

          (iii) to the Class M-2 Certificates, the related Interest Carry Forward Amount;

          (iv) to the Class M-2 Certificates, the related Unpaid Realized Loss Amount;

          (v) to the Class M-3 Certificates, the related Interest Carry Forward Amount;

          (vi) to the Class M-3 Certificates, the related Unpaid Realized Loss Amount;

          (vii) to the Class M-4 Certificates, the related Interest Carry Forward Amount;

          (viii) to the Class M-4 Certificates, the related Unpaid Realized Loss Amount;

          (ix) to the Class M-5 Certificates, the related Interest Carry Forward Amount;

          (x) to the Class M-5 Certificates, the related Unpaid Realized Loss Amount;

          (xi) to the Class M-6 Certificates, the related Interest Carry Forward Amount;

          (xii) to the Class M-6 Certificates, the related Unpaid Realized Loss Amount;

          (xiii) to the Class B-1 Certificates, the related Interest Carry Forward Amount;

          (xiv) to the Class B-1 Certificates, the related Unpaid Realized Loss Amount;

          (xv) to the Class B-2 Certificates, the related Interest Carry Forward Amount;

          (xvi) to the Class B-2 Certificates, the related Unpaid Realized Loss Amount;

          (xvii) to the Class B-3 Certificates, the related Interest Carry Forward Amount;

          (xviii) to the Class B-3 Certificates, the related Unpaid Realized Loss Amount;

          (xix) to the Reserve Fund, the amount of any Basis Risk Carry Forward Amount for such Distribution Date and from the Reserve Fund sequentially, first (i) concurrently, to the Class A Certificates, first pro rata, based on their respective Class Principal Balances to the extent needed to pay any Basis Risk Carry Forward Amount Carryover for each such Class and then, pro rata, based on any Basis Risk Carry Forward Amount Carryover for each such Class, in an amount up to the amount of any Basis Risk Carry Forward Amount remaining unpaid for such Classes of Certificates and then (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, in an amount up to the amount of any Basis Risk Carry Forward Amount for such Classes of Certificates;

          (xx) sequentially, first (i) concurrently, to the Class A Certificates, first pro rata, based on their respective Class Principal Balances to the extent needed to pay any Unpaid Interest Shortfall Amount for each such Class and then, pro rata, based on any Unpaid Interest Shortfall Amount for each such Class, in an amount up to the amount of any Unpaid Interest Shortfall Amount remaining unpaid for such Classes of Certificates and then (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, in an amount up to the amount of any Unpaid Interest Shortfall Amount for such Classes of Certificates;

          (xxi) to the Class OC Certificates, the Class OC Distributable Amount; and

          (xxii) to the holders of the Class A-R Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest prepayment charge term or any Distribution Date thereafter, then any such remaining amounts, together with the Class P Distribution Amount, will be distributed first, to the holders of the Class P Certificates, until the Class Principal Balance thereof has been reduced to zero; and second, to the holders of the Class A-R Certificates.

For the avoidance of doubt, Section 5.02(a)(1)(C) is intended to cause the Class OC Certificates to receive from amounts remaining after the application of all other clauses of Section 5.02(a)(1)(C) preceding it, an amount up to the sum of the Class OC Distributable Amount for that Distribution Date and any Class OC Distributable Amounts remaining unpaid from prior Distribution Dates and the Securities Administrator shall construe Section 5.02(a)(1)(C) as necessary so as to accomplish such result.

     (D) On each Distribution Date, the Class P Distribution Amount received during the related Prepayment Period will be distributed to the holders of the Class P Certificates. On the Distribution Date in March 2012, the $1,000 held in trust for the Class P Certificates will be distributed to the holders of the Class P Certificates.

     Section 5.03. Allocation of Principal Payments to Class A Certificates.

     (a) On each Distribution Date, principal will be distributed to the Class A Certificates sequentially, in the following order of priority:

          1. concurrently, an amount equal to the Priority Amount, to (x) the Class A-6-A Certificates and (y) Class A-6-B Certificates and the Certificate Insurer pro rata (based on, with respect to clause (x), the Class Principal Balance of the Class A-6-A Certificates immediately prior to that Distribution Date, and with respect to clause (y), the Class Principal Balance of the Class A-6-B Certificates immediately prior to that Distribution
               Date) as follows:

                    (i) to the Class A-6-A Certificates, until its Class
               Principal Balance is reduced to zero; and

                    (ii) sequentially, first, to the Certificate Insurer until any unpaid Reimbursement Amount with respect to the Class A-6-B Certificates is reduced to zero and second, to the Class A-6-B Certificates until its Class Principal Balance is reduced to zero;

          2. to the Class A-1 Certificates, until its Class Principal Balance is reduced to zero;

          3. concurrently, to the Class A-2-A and Class A-2-B Certificates, and the Certificate Insurer pro rata (based on, with respect to clause (x), the Class Principal Balance of the Class A-2-A Certificates immediately prior to that Distribution Date, and with respect to clause (y), the Class Principal

               Balance of the Class A-2-B Certificates immediately prior to that Distribution Date), as follows:

                    (i) to the Class A-2-A Certificates, until its Class
               Principal Balance is reduced to zero; and

                    (ii) sequentially, first, to the Certificate Insurer until any unpaid Reimbursement Amount with respect to the Class A-2-B Certificates is reduced to zero and second, to the Class A-2-B Certificates until its Class Principal Balance is reduced to zero;

          4. sequentially, to the Class A-3 until its Class Principal Balance is reduced to zero;

          5. concurrently, to (x) the Class A-4-A Certificates and (y) Class A-4-B Certificates and the Certificate Insurer pro rata (based on, with respect to clause (x), the Class Principal Balance of the Class A-4-A Certificates immediately prior to that Distribution Date, and with respect to clause (y), the Class Principal Balance of the Class A-4-B Certificates immediately prior to that Distribution Date) as follows:

                    (i) to the Class A-4-A Certificates, until its Class
               Principal Balance is reduced to zero; and

                    (ii) sequentially, first, to the Certificate Insurer until any unpaid Reimbursement Amount with respect to the Class A-4-B Certificates is reduced to zero and second, to the Class A-4-B Certificates until its Class Principal Balance is reduced to zero;

          6 concurrently, to (x) the Class A-5-A Certificates and (y) Class A-5-B Certificates and the Certificate Insurer pro rata (based on, with respect to clause (x), the Class Principal Balance of the Class A-5-A Certificates, and with respect to clause (y), the Class Principal Balance of the Class A-5-B Certificates) as follows:

                    (i) to the Class A-5-A Certificates, until its Class
               Principal Balance is reduced to zero; and

                    (ii) sequentially, first, to the Certificate Insurer until any unpaid Reimbursement Amount with respect to the Class A-5-B Certificates is reduced to zero and second, to the Class A-5-B Certificates until its Class Principal Balance is reduced to zero; and

          6. concurrently, without regard to the Priority Amount, to (x) the Class A-6-A Certificates and (y) Class A-6-B Certificates and the Certificate Insurer pro rata (based on, with respect to clause (x), the Class Principal Balance of the Class A-6-A Certificates, and with respect to clause (y), the Class Principal Balance of the Class A-6-B Certificates) as follows:

                    (i) to the Class A-6-A Certificates, until its Class
               Principal Balance is reduced to zero; and

                    (ii) sequentially, first, to the Certificate Insurer until any unpaid Reimbursement Amount with respect to the Class A-6-B Certificates is reduced to zero and second, to the Class A-6-B Certificates until its Class Principal Balance is reduced to zero.

     Notwithstanding the allocation of principal to the Class A Certificates described above, in the event that the aggregate Class Principal Balance of the Subordinated Classes and the Class OC Certificates have been reduced to zero, principal distributions to the Class A Certificates will be distributed concurrently, to the Class A-1, Class A-2-A, Class A-2-B, Class A-3, Class A-4-A, Class A-4-B, Class A-5-A, Class A-5-B, Class A-6-A and Class A-6-B Certificates, pro rata, until, their respective Class Principal Balances are reduced to zero, with the exception that if any Reimbursement Amounts are owed to the Certificate Insurer, amounts that are otherwise distributable to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates will be paid first to the Certificate Insurer, to the extent of any unpaid Reimbursement Amounts related to each such Class of Certificates, and then to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, as applicable.

     Section 5.04. Allocation of Losses.

     (a) On or prior to each Distribution Date, the Securities Administrator shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses experienced on the Mortgage Loans for the related Distribution Date.

     (b) Applied Loss Amounts with respect to the Mortgage Loans on any Distribution Date shall be allocated as follows:

          (i) any Applied Loss Amounts on the Mortgage Loans shall be allocated first to the Class OC Certificates, until its Class Principal Balance is reduced to zero, and second, to the Subordinated Certificates in reverse order of their respective priorities of payment (beginning with the Class of Class B Certificates then outstanding with the highest numerical Class designation or, if no Classes of Class B Certificates are outstanding, then beginning with the Class of Class M Certificates then outstanding with the highest numerical Class designation) until the respective Class Principal Balance of each such Class is reduced to zero; and

          (ii) The Class Principal Balance of the Class of Subordinated Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Principal Balances of all outstanding Classes of Offered Certificates (after giving effect to the distribution of principal and the allocation of Applied Loss Amounts on the Mortgage Loans on such Distribution Date) exceeds the aggregate Stated Principal Balance of the Mortgage Loans for the following Distribution Date. For the avoidance of doubt, no reductions will be made in the Class Principal Balance of the Class A Certificates in respect of Realized Losses on the Mortgage Loans.

     (c) Any Applied Loss Amounts allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to Section 5.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Balances.

     (d) Any allocation of Realized Losses to a Certificate or to any Component or any reduction in the Certificate Balance of a Certificate, pursuant to Section 5.04(b) above shall be accomplished by reducing the Certificate Balance or Component Balance thereof, as applicable, immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance" or "Component Balance," as the case may be. All Realized Losses or Applied Loss Amounts allocated to a Class of Component Certificates will be allocated, pro rata, to the related Components.

     (e) For the avoidance of doubt, no Realized Losses on the Mortgage Loans shall be allocated to the Class P Certificates.

     Section 5.05. Advances by the Master Servicer.

     If any Servicer fails to remit any Advance required to be made under the applicable Purchase and Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer's Certificate to the Trustee and the Securities Administrator to such effect.

     Section 5.06. Compensating Interest Payments.

     The amount of compensation payable to the Securities Administrator in respect of the Mortgage Loans and any Distribution Date shall be reduced (but not below zero) by the amount of any aggregate Compensating Interest Payment from the Servicers for such Distribution Date, but only to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid by the Servicers pursuant to the Purchase and Servicing Agreements, as amended by the Acknowledgements, but are not actually paid by the Servicer. Such amount shall not be treated as an Advance and shall not be reimbursable.

     Section 5.07. Policy Matters; Payments to the Certificate Insurer.

     (a) If, on the third Business Day before any Distribution Date, the Securities Administrator, on behalf of the Trustee, determines that the Available Funds for such Distribution Date distributable to the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates pursuant to
Section 5.02, will be insufficient to pay the Required Distributions on such Distribution Date, the Securities Administrator, on behalf of the Trustee, shall determine the amount of any such deficiency and shall give notice to the Certificate Insurer and the Fiscal Agent (as defined in the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), if any, by telephone or telecopy of the amount of such deficiency, confirmed in writing by notice substantially in the form of Exhibit A to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy by 12:00 noon, New York City time on such third Business Day. The Securities Administrator's responsibility for delivering the notice to the Certificate Insurer as provided in the preceding sentence is limited to the availability, timeliness and accuracy of the information provided to the Securities Administrator by the Master Servicer and the Servicers.

     (b) In the event the Trustee or the Securities Administrator receives a certified copy of an order of the appropriate court that any scheduled payment of principal or interest on a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate has been voided in whole or in part as a preference payment under applicable bankruptcy law, if the Securities Administrator receives such notice (or if the Trustee receives such notice the Trustee shall notify the Securities Administrator), the Securities Administrator, on behalf of the Trustee, shall (i) promptly notify Certificate Insurer and the Fiscal Agent, if any, and (ii) comply with the provisions of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy to obtain payment by Certificate Insurer of such voided scheduled payment. In addition, the Securities Administrator shall mail notice to all Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates so affected that, in the event that any such Holder's scheduled payment is so recovered, such Holder will be entitled to payment pursuant to the terms of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy a copy of which shall be made available to such Holders by the Securities Administrator. The Securities Administrator shall furnish to the Certificate Insurer and the Fiscal Agent, if any, its records listing the payments on the affected Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, if any, that have been made by the Securities Administrator and subsequently recovered from the affected Holders, and the dates on which such payments were made by the Securities Administrator.

     (c) At the time of the execution hereof, and for the purposes hereof, the Securities Administrator, on behalf of the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates (the "Certificate Insurance Account") over which the Trustee and the Securities Administrator shall have exclusive control and sole right of withdrawal. The Certificate Insurance Account shall be an Eligible Account. The Securities Administrator shall deposit any amount paid under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy into the Certificate Insurance Account and distribute such amount only for the purposes of making the payments to Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates in respect of the Required Distribution for which the related claim was made under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy. Such amounts shall be allocated by the Securities Administrator to Holders of Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates affected by such shortfalls in the same manner as principal and interest payments are to be allocated with respect to such Certificates pursuant to Section 5.02. It shall not be necessary for such payments to be made by checks or wire transfers separated from the checks or wire transfers used to make regular payments hereunder with funds withdrawn from the Distribution Account. However, any payments made on the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates from funds in the Certificate Insurance Account shall be noted as provided in subsection (e) below. Funds held in the Certificate Insurance Account shall not be invested by the Securities Administrator or the Trustee.

     (d) Any funds received from Certificate Insurer for deposit into the Certificate Insurance Account pursuant to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy in respect of a Distribution Date or otherwise as a result of any claim under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy shall be applied by the Securities Administrator directly to the payment in full (i) of the Required Distribution due on such Distribution Date on the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, or (ii) of other amounts payable under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy. Funds received by the Securities Administrator as a result of any claim under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy shall be used solely for payment to the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates and may not be applied for any other purpose, including, without limitation, satisfaction of any costs, expenses or liabilities of the Securities Administrator, the Trustee, the Master Servicer or the Trust Fund. Any funds remaining in the Certificate Insurance Account on the first Business Day after each Distribution Date shall be remitted promptly to the Certificate Insurer in accordance with the instructions set forth in Section 5.07(n).

     (e) The Securities Administrator shall keep complete and accurate records in respect of (i) all funds remitted to it by Certificate Insurer and deposited into the Certificate Insurance Account and (ii) the allocation of such funds to (A) payments of interest on and principal in respect of any Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, and (B) the amount of funds available to make distributions on the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates pursuant to Section 5.02. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon three Business Days' prior notice to the Securities Administrator.

     (f) The Securities Administrator acknowledges, and each Holder of a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate by its acceptance of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate agrees, that, without the need for any further action on the part of the Certificate Insurer, the Securities Administrator or the Trustee to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, the Certificate Insurer will be fully subrogated to the rights of the Holders of such Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates to receive such principal and interest from the Trust Fund. The Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, by acceptance of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, assign their rights as Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates to the extent of the Certificate Insurer's interest with respect to amounts paid under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy. Anything herein to the contrary notwithstanding, solely for purposes of determining the Certificate Insurer's rights, as applicable, as subrogee for payments distributable pursuant to Section 5.02, any payment with respect to distributions to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates which is made with funds received pursuant to the terms of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy, shall not be considered payment of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates from the Trust Fund and shall not result in the distribution or the provision for the distribution in reduction of the Class Principal Balance of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates within the meaning of Article V.

     (g) Upon its becoming aware of the occurrence of an Event of Default, the Securities Administrator shall promptly notify the Certificate Insurer of such Event of Default.

     (h) The Securities Administrator shall promptly notify Certificate Insurer of either of the following as to which it has actual knowledge: (A) the commencement of any proceeding by or against the Depositor commenced under the United States bankruptcy code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") and (B) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any distribution made with respect to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates as to which it has actual knowledge. Each Holder of a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate, by its purchase of Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, and the Securities Administrator hereby agrees that the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Securities Administrator and each Holder of a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     (i) The Master Servicer shall designate a Certificate Insurer Contact Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans. The initial Certificate Insurer Contact Person from the Master Servicer is Client Manager -- Morgan Stanley 2006-15XS.

     (j) The Trustee or the Securities Administrator on behalf of the Trustee shall surrender the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy to the Certificate Insurer for cancellation upon the reduction of the Class Principal Balance of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates to zero.

     (k) The Securities Administrator or Trustee, as applicable, shall send to the Certificate Insurer the reports prepared pursuant to Sections 4.05, 6.17 and 6.20, as well as any other statements or communications sent to Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, in each case at the same time such reports, statements and communications are otherwise sent.

     (l) For so long as there is no continuing default by the Certificate Insurer under its obligations under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy (a "Certificate Insurer Default"), each Holder of a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate agrees that the Certificate Insurer shall be treated by the Depositor, the Master Servicer, the Trustee and the Securities Administrator as if the Certificate Insurer were the Holder of all of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates for the purpose (and solely for the purpose) of the giving of any consent or waiver, the making of any direction or the exercise of any voting or other control rights otherwise given to the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates hereunder.

     (m) With respect to this Section 5.07, (i) the terms "Receipt" and "Received" shall mean actual delivery to the Certificate Insurer and the Certificate Insurer's Fiscal Agent, if any, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy by the Securities Administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received. The Certificate Insurer or its Fiscal Agent, if any, shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended notice and (ii) "Business Day" means any day other than (A) a Saturday or Sunday or (B) a day on which the Certificate Insurer or banking institutions in the City of New York, New York, or the city in which the Corporate Trust Offices of the Securities Administrator and the Trustee are located, are authorized or obligated by law or executive order to be closed.

     (n) Payments to the Certificate Insurer shall be made by wire transfer of immediately available funds to the following account, unless the Certificate Insurer notifies the Securities Administrator in writing of a change in such instructions: Account Name: MBIA Insurance Corporation, Account Number 910-2-721728, Bank - JPMorgan Chase Bank, ABA Number 021-000-021, Re: Morgan Stanley MSM 2006-15XS - Policy No. 487160- Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates.

     Section 5.08. [Reserved].

     Section 5.09. Determination of Pass-Through Rates for LIBOR Certificates.

     (a) On each Interest Determination Date after the initial Interest Determination Date and for so long as any LIBOR Certificates are outstanding, the Securities Administrator will determine LIBOR on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (formerly the Dow Jones Markets) (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

     (b) If on any Interest Determination Date, LIBOR cannot be determined as provided in paragraph (a) of this Section 5.09, the Securities Administrator shall either (i) request each Reference Bank to inform the Securities Administrator of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available. LIBOR for the next Interest Accrual Period will be established by the Securities Administrator on each interest Determination Date as follows:

          (i) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next applicable Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (ii) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Securities Administrator, being so made, or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

          (iii) If on any Interest Determination Date the Securities Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR for the related Classes of Certificates shall be LIBOR as determined on the preceding applicable Interest Determination Date or (B) in the case of the first Interest Determination Date, LIBOR shall be 5.32%.

     Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Securities Administrator initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank. The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

     (c) The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

     (d) In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates, any Interest Settlement Rate, or any Reserve Interest Rate, the Securities Administrator may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Dow Jones Markets) from the BBA designated banks, the Reference Banks or the New York City banks as to LIBOR, the Interest Settlement Rate or the Reserve Interest Rate, as appropriate, in effect from time to time. The Securities Administrator shall not have any liability or responsibility to any Person for
(i) the selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from, the BBA designated banks, the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.09.

     (e) The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Securities Administrator.

     Section 5.10 The Reserve Fund.

     On the Closing Date, the Securities Administrator shall establish and maintain in its name, in trust for the benefit of the Certificates, the Reserve Fund and shall deposit $1,000 therein upon receipt of such amount from or on behalf of the Underwriter. On each Distribution Date, the Securities Administrator shall transfer from the Distribution Account to the Reserve Fund the amounts specified pursuant to Section 5.02(a)(1)(C)(viii). Any such amounts transferred shall be treated for federal tax purposes as amounts distributed to the Holders of the Class OC Certificates. On each Distribution Date, to the extent required, the Securities Administrator shall withdraw amounts in the Reserve Fund to make distributions to the Classes of Certificates in accordance with the priorities set forth in Section 5.02(a)(1)(C) (viii). On the Distribution Date on which the termination of the Certificates occurs pursuant to Section 7.02, after making all distributions required in connection with the Certificates, the Securities Administrator shall withdraw from the Reserve Fund (to the extent of funds available on deposit therein) any remaining amounts and distribute them to the Holders of the Class OC Certificates.

     The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Securities Administrator on behalf of the Trustee pursuant to this Agreement. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of any REMIC created under this Agreement, until released from the Reserve Fund pursuant to this Section 5.10. The Reserve Fund constitutes an "outside Reserve Fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC. The Holders of the Class OC Certificates shall be the owner of the Reserve Fund. The Securities Administrator shall keep records that accurately reflect the funds on deposit in the Reserve Fund. Funds in the Reserve Fund may be invested in Permitted Investments at the written direction of the Majority of the Holders of the Class OC Certificates, which Permitted Investments shall mature not later than the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains the Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to maturity; provided, however, that if the Securities Administrator does not receive written investment directions, the funds in the Reserve Fund shall be invested in the Wells Fargo Prime Investment Money Market Fund. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Holders of the Class OC Certificates. All losses incurred in the Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Reserve Fund (or such investments immediately as realized). The Securities Administrator shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds in the Reserve Fund. The Class OC Certificates shall evidence ownership of the Reserve Fund for federal tax purposes.

     To the extent that a Class of Certificates receives interest in excess of the Net WAC Pass-Through Rate, such interest shall be deemed to have been paid to the Reserve Fund and then paid by the Reserve Fund to those Certificateholders. For purposes of the Code, amounts deemed deposited in the Reserve Fund shall be deemed to have first been distributed to the Class OC Certificates.

                                  ARTICLE VI

                          CONCERNING THE TRUSTEE AND
                THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

     Section 6.01. Duties of Trustee and the Securities Administrator.

     (a) The Trustee, except during the continuance of an Event of Default, and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs, unless the Trustee is acting as master servicer, in which case it shall use the same degree of care and skill (in its capacity as successor Master Servicer) as a master servicer hereunder.

     (b) Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement. Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Securities Administrator shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Securities Administrator 's satisfaction, the Securities Administrator will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

     (c) Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its respective negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates or the Certificate Insurer, as subrogee of the holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, as provided in Section
     6.18 hereof;

          (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

          (iii) For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in
     Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

          (iv) No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

          (v) Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of each other or the Master Servicer, the Depositor, the Seller, any Servicer or the Custodian.

     (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Master Servicer, upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property related to a Mortgage Loan.

     (e) Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement or the Acknowledgements.

     (f) Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Purchase and Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     (g) The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (h) Neither the Trustee nor, except as otherwise provided herein, the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this

Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

     (i) Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

     (j) Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (k) Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another, or of any Servicer.

     Section 6.02. Certain Matters Affecting the Trustee and the Securities
                   Administrator.

     Except as otherwise provided in Section 6.01:

          (i) Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of at least a majority in Class Principal Balance (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require indemnity reasonably satisfactory to it against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding. The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee or the Securities Administrator, as applicable, by the Trust Fund;

          (v) Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

          (vi) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or the Acknowledgements or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (vii) The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

          (viii) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     Section 6.03. Trustee and Securities Administrator Not Liable for
                   Certificates.

     The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, any Purchase and Servicing Agreement or Acknowledgement or of the Certificates (other than, in the case of the Securities Administrator, the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates. The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or any other document or agreement described in this Section 6.03 or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Neither the Trustee nor, except as otherwise provided herein, the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     Section 6.04. Trustee and the Securities Administrator May Own
                   Certificates.

     The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

     Section 6.05. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) an institution whose accounts are insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

     Section 6.06. Resignation and Removal of Trustee and the Securities
                   Administrator.

     (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Securities Administrator, the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee, one copy to the Securities Administrator and one copy to the Master Servicer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     At least 15 calendar days prior to the effective date of such resignation, the Trustee shall provide (x) written notice to the Depositor and the Master Servicer of any successor pursuant to this Section (other than a successor appointed by the Depositor in accordance with the preceding paragraph) and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Trustee.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) (A) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located due to the location of the Trustee, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax (iv) the continued use of the Trustee would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), or (v) the Trustee fails to comply with its obligations under the penultimate paragraph of Section 6.14(a), in the preceding paragraph or Article XIII and such failure is not remedied within the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor shall remove the Trustee and the Depositor shall appoint a successor trustee, acceptable to the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee, one copy to the Securities Administrator and one copy to the Master Servicer.

     (c) The Holders of more than 50% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee, one copy to the Securities Administrator and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee in accordance with this Section.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee, as provided in Section 6.07. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such notice of dismissal, the Trustee who received such notice of dismissal may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (e) The Securities Administrator shall not resign except in accordance with the provisions of Sections 9.06 and 9.07 hereof, to the same extent that the Master Servicer is entitled to resign or assign or delegate, as applicable, its duties hereunder.

     (f) If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.10 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different Securities Administrator, then the Depositor or the Trustee may remove the Securities Administrator and appoint a successor securities administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor securities administrator.

     (g) If no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after Wells Fargo Bank, N.A., as Securities Administrator, ceases to be the securities administrator pursuant to this Section 6.06, then the Trustee (as successor Securities Administrator) shall perform the duties of the Securities Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies and the Certificate Insurer of any change of the Securities Administrator. In such event, the Trustee shall assume all of the rights and obligations of the Securities Administrator hereunder arising thereafter except that the Trustee shall not be (i) liable for losses of the predecessor Securities Administrator or any acts or omissions of the predecessor Securities Administrator hereunder, (ii) deemed to have made any representations and warranties of the Securities Administrator made herein and (iii) subject to the same resignation limitations as set forth in Section 9.06 hereof; provided, however, that the Trustee (as successor securities administrator) shall not resign until a successor securities administrator has accepted appointment pursuant to
Section 6.07 hereof. The Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Securities Administrator until such time as the Trustee may be required to act as successor Securities Administrator pursuant to this Section 6.06 and thereupon only for the acts or omissions of the Trustee as successor Securities Administrator. If the Trustee is unwilling, or unable, to act as successor Securities Administrator, then, in such event, the Trustee may appoint, or petition a court of competent jurisdiction to appoint a successor Securities Administrator meeting the criteria set forth in Section 9.10 hereof. Such successor Securities Administrator shall be entitled to the Securities Administrator Compensation.

     (h) The Trustee as successor securities administrator shall be entitled to be reimbursed for all reasonable costs and expenses associated with the transfer of the duties of the Securities Administrator by the predecessor Securities Administrator, including, without limitation, any costs or expenses associated with the complete transfer of all securities administrator data and the completion, correction or manipulation of such securities administrator data as may be required by the Trustee as successor securities administrator to correct any errors or insufficiencies in such securities administrator data or otherwise to enable the Trustee or successor securities administrator to perform the duties of the Securities Administrator properly and effectively; provided, however, that the predecessor Securities Administrator shall not be obligated to make any such reimbursements if such Securities Administrator was terminated or removed without cause or if such termination or removal was a result of the imposition of any tax on the Trust Estate by any state in which the Securities Administrator or the Trust Fund is located. If such costs are not paid by the predecessor Securities Administrator, the Trustee shall pay such costs from the Trust Fund.

     (i) The Trustee, as successor Securities Administrator, as compensation for its activities hereunder as successor Securities Administrator, shall be entitled to retain or withdraw from the Distribution Account an amount equal to the Securities Administrator Compensation.

     (j) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor securities administrator.

     (k) Any resignation or removal of the Securities Administrator and appointment of a successor securities administrator pursuant to any of the provisions of this Section 6.06 or Section 9.06 shall become effective upon acceptance by the successor securities administrator of appointment as provided in Section 6.07 hereof.

     (l) If the Securities Administrator and the Master Servicer are the same Person, any removal of the Master Servicer pursuant to an Event of Default shall also result in the removal of the Securities Administrator and require the appointment of a successor pursuant to this Section and Section 6.07.

     (m) The Securities Administrator shall cooperate with the Trustee and any successor securities administrator in effecting the termination of the Securities Administrator's responsibilities and rights hereunder, providing to the Trustee and successor securities administrator all documents and records in electronic or other form reasonably requested by it to enable it to assume the Securities Administrator's functions hereunder and for the transfer to the Trustee or successor Securities Administrator of all amounts in the Distribution Account or any other account or fund maintained by the Securities Administrator with respect to the Trust Fund. Neither the Trustee nor the Master Servicer, as applicable, nor any other successor, as applicable, shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor Securities Administrator to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor Securities Administrator to cooperate as required by this Agreement, (iii) the failure of the predecessor Securities Administrator to deliver the related Mortgage Loan data as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor Securities Administrator. No successor securities administrator shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or
(ii) the failure of Trustee or the Master Servicer to cooperate as required by this Agreement.

     Section 6.07. Successor Trustee and Successor Securities Administrator.

     (a) Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein. The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05 and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

     (c) Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency. The costs of such mailing shall be borne by the Master Servicer.

     (d) Any successor securities administrator shall also either serve as auction administrator pursuant to Section 7.01(b) hereof or select an investment bank to act as auction administrator at the expense of the Trust Fund.

     (e) [Reserved].

     Section 6.08. Merger or Consolidation of Trustee or the Securities Administrator.

     Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

     At least 15 calendar days prior to the effective date of any succession by merger or consolidation of the Trustee or the Securities Administrator, the Trustee or the Securities Administrator, as applicable, shall provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee or Securities Administrator, as applicable.

     Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.

     (a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Balance (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Master Servicer to make

Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

          (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

          (iv) the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

     (f) The Securities Administrator on behalf of the Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

     (g) The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

     Section 6.10. Authenticating Agents.

     (a) The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Securities Administrator is hereby appointed as initial Authenticating Agent, and the Securities Administrator accepts such appointment. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

     Section 6.11. Indemnification of the Trustee and the Securities
                   Administrator.

     The Trustee (in its individual capacity and in its representative capacity as Trustee and as Custodian hereunder) and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or under the Purchase and Servicing Agreements, the Acknowledgements, or in connection with the performance of their duties hereunder or thereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder or thereunder, provided that:

          (i) with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, as applicable, shall have knowledge thereof;

          (ii) while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

          (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

     The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator or Custodian, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

     Section 6.12. Fees and Expenses of the Master Servicer, Securities
                   Administrator, the Trustee and the Custodian.

     (a) For so long as Wells Fargo Bank, National Association is the Master Servicer and the Securities Administrator, the Securities Administrator shall be entitled to be paid by the Master Servicer reasonable compensation for the Securities Administrator's services hereunder in an amount to be agreed upon between the Master Servicer and the Securities Administrator. Should Wells Fargo Bank, National Association no longer be both the Master Servicer and the Securities Administrator, the Securities Administrator shall be entitled to receive the Securities Administrator Compensation payable pursuant to Section 4.02(b)(ii) hereof. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct.

     (b) As compensation for its services hereunder, the Trustee and the Custodian shall each be entitled to receive a fee (which, in the case of the Trustee, shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee, the Custodian and the Master Servicer. Any expenses incurred by the Trustee or the Custodian shall be reimbursed in accordance with Section 6.11. The parties hereto acknowledge and agree that (i) the Master Servicer shall only be obligated to pay to the Custodian the fee agreed to by the Custodian and the Master Servicer in the separate fee agreement referred to above, and
(ii) except as may be expressly set forth therein with respect to the Master Servicer, in no event shall the Master Servicer have any responsibility or liability for the payment of any other fees or any expenses or other amounts, if any, that may be payable to the Custodian, all of which shall be payable in accordance with the terms and conditions herein.

     Section 6.13. Collection of Monies.

     Except as otherwise expressly provided in this Agreement, the Securities Administrator on behalf of the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Securities Administrator on behalf of the Trustee pursuant to this Agreement. The Securities Administrator on behalf of the Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

     Section 6.14. Events of Default; Trustee To Act; Appointment of
Successor.

     (a) The occurrence of any one or more of the following events shall constitute an "Event of Default" with respect to the Master Servicer:

          (i) Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data on the Mortgage Loans sufficient to prepare the reports described in Section 4.05 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Balance or Percentage Interest of each Class of Certificates affected thereby; or

          (ii) Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (ix) below) on the part of the Master Servicer contained in this Agreement (including any obligation to enforce any Purchase and Servicing Agreement) or any representation or warranty of the Master Servicer shall prove to be untrue in any material respect, which failure or breach continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; provided that the sixty-day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Section 9.11, Section 9.05 and Section 9.06 (with respect to notice and information to be provided to the Depositor) or Article XIII, for which the grace period shall not exceed the lesser of 10 calendar days or such period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions); or

          (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

          (iv) The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

          (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

          (vi) The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

          (vii) If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

          (viii) A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or

          (ix) After receipt of notice from the Trustee or the Securities Administrator, any failure of the Master Servicer to make any Advances required to be made by it hereunder; or

          (x) (a) Any failure by the Master Servicer to deposit in the Distribution Account or remit to the Securities Administrator any payment required to be made by the Master Servicer under the terms of this Agreement (other than an Advance required pursuant to Section 5.05 hereof), which failure shall continue unremedied for three Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Securities Administrator, Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates or (b) any failure by the Master Servicer to deposit in the Distribution Account or remit to the Securities Administrator any Advance required to be made by the Master Servicer under Section 5.05 hereof, which failure shall continue unremedied for one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Securities Administrator, Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

          (xi) If the Master Servicer and the Securities Administrator are the same Person, any removal of the Securities Administrator pursuant to
     Section 6.06.

     If an Event of Default described in clauses (i) through (ix) or (xi) of this Section shall occur with respect to the Master Servicer, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed by (a) Certificateholders evidencing more than 50% of the Class Principal Balance of each Class of Certificates or (b) the Depositor, in the case of a failure related to a filing obligation triggered by a Reportable Event; the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency, the Certificate Inurer and the Depositor), terminate all of the respective rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. Subject to Section 6.01(c)(ii), if an Event of Default described in clause (x) of this Section shall occur with respect to the Master Servicer, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee shall by notice in writing to the Master Servicer terminate all of the respective rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and with respect to the Master Servicer only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the affected Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer's responsibilities and rights hereunder as Master Servicer which includes, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account, any related Custodial Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the affected Mortgage Loans. The Master Servicer being terminated shall bear all costs of the transfer of the master servicing to the successor master servicer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary. If such costs are not paid by the terminated Master Servicer, the Trustee shall pay such costs from the Trust Fund.

     Notwithstanding the termination of its activities as Master Servicer, any terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

     The Securities Administrator and the Master Servicer shall promptly notify the Responsible Officers of the Trustee and the Depositor of the occurrence and continuance of an Event of Default. If any Event of Default shall occur, the Trustee, upon a Responsible Officer of the Trustee becoming aware of the occurrence thereof, shall promptly notify each Rating Agency and the Certificate Insurer of the nature and extent of such Event of Default. The Securities Administrator shall immediately give written notice to the Master Servicer upon the failure of the Master Servicer to make Advances as required under this Agreement with a copy to the Trustee.

     Upon the occurrence of an Event of Default, the Trustee shall provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein.

     In order to comply with applicable Form 8-K reporting requirements under Regulation AB, at least 15 calendar days prior to the effective date of such appointment, (x) the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 6.14 and (y) such successor Master Servicer shall provide to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to a replacement master servicer.

     (b) On and after the time the Master Servicer receives a notice of termination from the Trustee or the Securities Administrator, as applicable, pursuant to Section 6.14(a) or the Trustee or the Securities Administrator, as applicable, receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer, hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the failure of the Master Servicer to provide information required by this Agreement shall not be considered a default by the Trustee or the Securities Administrator, as applicable, hereunder. In addition, neither the Trustee nor the Securities Administrator, as applicable, shall have any responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination. The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section
9.03. In the capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for being the successor master servicer, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement. Any successor to the Master Servicer hereunder also may assume the obligations of the Securities Administrator hereunder as successor in such capacity shall be entitled to the compensation payable to the Securities Administrator pursuant to Section 4.02 hereof from and after the date of such assumption.

     (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer, as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the respective responsibilities, duties or liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee, may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder including, without limitation, notifying the Servicers of the assignment of the master servicing functions and providing the Trustee and successor master servicer all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and the transfer to the Trustee or such successor all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account, any Custodial Account, or any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor the Securities Administrator, as applicable, nor any other successor, as applicable, shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the related Mortgage Loan data as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

     Section 6.15. Additional Remedies of Trustee Upon Event of Default.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 6.16. Waiver of Defaults.

     More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Securities Administrator or the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 6.17. Notification to Holders.

     Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator and the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Securities Administrator, the Certificate Insurer and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

     Section 6.18. Directions by Certificateholders and Duties of Trustee
                   During Event of Default.

     Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction.

     Section 6.19. Action Upon Certain Failures of the Master Servicer and
                   Upon Event of Default.

     In the event that a Responsible Officer of the Trustee shall have actual knowledge or written notice of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.

     Section 6.20. Preparation of Tax Returns and Other Reports.

     (a) The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof. If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator's possession). The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and forward to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law. The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator or the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer except to the extent that such information was provided in reasonable reliance upon information from any Servicer.

     (b) The Securities Administrator shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method. The Securities Administrator shall also file a Form 8811 as required. The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor. The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders. The Master Servicer agrees that it shall cause each Servicer to, provide the Securities Administrator with such information related to the Mortgage Loans in the possession of such Servicer, as may reasonably be required for the Securities Administrator to prepare such reports.

     Section 6.21. Certain Matters Regarding any Custodian Appointed
Hereunder.

     (a) The Custodian shall maintain continuous custody of all items constituting the Trustee Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Trustee for the benefit of the Certificateholders therein. Each Mortgage Note (and Assignment of Mortgage) shall be maintained in fire resistant facilities.

     (b) With respect to the documents constituting each Trustee Mortgage
File relating to a Mortgage Loan listed on the Mortgage Loan Schedule, the Custodian shall (i) act exclusively as the custodian for the Trustee, (ii) hold all documents constituting such Trustee Mortgage File received by it for the exclusive use and benefit of the Trust, and (iii) make disposition thereof only in accordance with the terms of this Agreement.

     (c) In the event that (i) the Trustee, a Servicer, the Securities Administrator, the Master Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Trustee Mortgage File or any document included within a Trustee Mortgage File or (ii) a third party shall institute any court proceeding by which any Trustee Mortgage File or a document included within a Trustee Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Trustee Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Trustee Mortgage File or any document included within such Trustee Mortgage File as directed by the Trustee which shall give a direction consistent with such determination. Expenses and fees (including reasonable attorney's fees) of the Custodian incurred as a result of such proceedings shall be borne by the Trust Fund.

     (d) The Custodian shall provide access to the Mortgage Loan Documents in its possession regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Master Servicer, the Securities Administrator, the related Servicer, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Custodian. The Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the person requesting such access.

     (e) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, or as subsequently agreed in writing by the parties hereto, and no implied covenants or obligations shall be read into this Agreement against the Custodian.

     (f) The Custodian shall have no responsibility nor duty with respect to any Trustee Mortgage Files while not in its possession.

     (g) The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement, acknowledgement, consent, order or document in the Trustee Mortgage File.

     (h) If the Trustee and a Custodian are the same Person, any removal or resignation of that Person in either capacity shall also result in the removal of the Person in its other capacity.

     (i) In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2.01 within five (5) Business Days after required or requested by the Depositor, the Trustee, the Master Servicer or the related Servicer, and provided, that (i) Custodian previously delivered to the Trustee an Initial Certification or a Final Certification with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release; and (iii) such document was held by the Custodian on behalf of the Trustee (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Depositor, the Trustee, the Master Servicer or the Servicer upon request, a Lost Note Affidavit in the form of Exhibit R annexed hereto and (b) with respect to any missing document related to such Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify the Depositor, Trustee, the Master Servicer or the Servicer in accordance with the succeeding paragraph of this Section 6.21(i).

     The Custodian appointed hereunder agrees to indemnify and hold the Depositor, the Trustee, the Master Servicer and the Servicer and their respective employees, officers, directors and agents harmless against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure. The foregoing indemnification shall survive any termination or assignment of this Agreement or the removal or resignation of the Custodian hereunder.

     For the avoidance of doubt, if the entity serving as Trustee is also serving as a Custodian, such entity in its capacity as Custodian shall have the same rights, protections and indemnities as are afforded to the Trustee hereunder provided that such Custodian shall not be indemnified by the Trust Fund for any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.


                                  ARTICLE VII

                        PURCHASE OF MORTGAGE LOANS AND
                         TERMINATION OF THE TRUST FUND

     Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon
                   Purchase or Liquidation of All Mortgage Loans.

     (a) The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale or auction of the property held by the Trust Fund in accordance with both (x) Section 7.01(b) or 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

     (b) On the Initial Optional Termination date, the Auction Administrator shall solicit bids for the Assets from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans. If the Auction Administrator receives at least three bids for all of the Mortgage Loans and any related REO Properties (collectively, the "Assets"), and one of such bids is equal to or greater than the Minimum Auction Price, the Auction Administrator shall sell (such sale, an "Auction") the related Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction Price, the Auction Administrator shall, on each six-month anniversary of the Initial Optional Termination Date for the Mortgage Loans, repeat these auction procedures until the Auction Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Assets to the Auction Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the Initial Optional Termination Date unless the Auction

Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price. The Auction Administrator shall give notice to the Rating Agencies, the Certificate Insurer and each Servicer that is servicing any of the Mortgage Loans of the sale of the related Assets pursuant to this Section 7.01(b) (an "Auction Sale") and of the date of such auction (the "Auction Date").

     (c) In the event that the Master Servicer chooses to exercise its optional termination rights it shall do so in accordance with the following:

          (i) On any Distribution Date occurring after the Initial Optional Termination Date related to the Mortgage Loans, the Master Servicer has the option to cause the Trust Fund to adopt a plan of complete liquidation of the Mortgage Loans pursuant to Sections 7.02 and 7.03 hereof to sell all of the property related thereto. If the Master Servicer elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the Mortgage Loans and all other assets of the Trust Fund related to the Certificates (with respect to the Certificates, the "Purchase Date") deliver written notice to the Trustee, Certificate Insurer and the Securities Administrator and either (a) deposit in the Distribution Account the related Redemption Price or (b) state in such notice that the Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Purchase Date. Upon exercise of such option, the Assets shall be sold to the Master Servicer at a price equal to the related Redemption Price.

     (d) The Depositor, the Master Servicer, each Servicer, the Securities Administrator, the Trustee and the Custodian shall be reimbursed from the Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees or other amounts with respect to the Mortgage Loans and any related assets being purchased pursuant to Section 7.01(b) or (c) above that are reimbursable to such parties (and such other amounts which, if not related to the Mortgage Loans and other assets of the Trust Fund not being purchased, that are then due and owing to any such Person) under this Agreement and the related Purchase and Servicing Agreement.

     Section 7.02. Procedure Upon Redemption of Trust Fund.

     (a) Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made or the purchase of the Trust's assets, as applicable, will occur, shall be given promptly by the Securities Administrator by first class mail to the Certificateholders mailed in the case of a redemption of the Certificates, no later than (i) the first day of the month in which the Distribution Date selected for redemption of such Certificates shall occur or (ii) upon (x) the sale of all of the property of the Trust Fund by the Securities Administrator or in the case of a sale of assets of the Trust Fund, or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Initial Optional Termination Date,

Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section
5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar's Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified. The Securities Administrator shall give such notice to the Trustee, Certificate Insurer, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the affected Certificates shall terminate and, in the event that such termination is the second termination pursuant to Section 7.01, the Securities Administrator shall terminate the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall deliver any remaining funds being held by it to the Holder of the Class A-R Certificates and the Holder of the Class A-R Certificates shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section. The foregoing provisions are intended to distribute to each Class of Certificates any accrued and unpaid interest and/or principal to which they are entitled based on their Pass-Through Rates and Class Certificate Balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

     (c) Any reasonable expenses incurred by the Securities Administrator in connection with any purchase or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

     (d) Any purchase of the Assets by the related Auction Purchaser shall be made on an Auction Date by receipt of the Auction Administrator of the related Mortgage Loan Auction Price from the Auction Purchaser, and deposit of the such Mortgage Loan Auction Price into the Distribution Account by the Auction Administrator before the Distribution Date on which such purchase is effected. Upon deposit of such purchase price into the Distribution Account, the Trustee and the Securities Administrator, shall, upon request and at the expense of the Auction Purchaser, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Auction Purchaser to vest title in the Auction Purchaser in the Assets so purchased and shall transfer or deliver to the Auction Purchaser the purchased Assets.

     Section 7.03. Additional Trust Fund Termination Requirements.

     (a) On the termination of the Trust Fund under Section 7.01 (a), upon an Auction Sale pursuant to Section 7.01(b) or upon the exercise of the right to purchase all of the Mortgage Loans pursuant to Section 7.01(c), the Securities Administrator, on behalf of the Trustee, shall comply with requirements of this Section 7.03 with respect to each Lower Tier REMIC relating to the assets to be sold (the "Affected REMIC") and with respect to the Certificates corresponding to the Affected REMIC (the "Corresponding Certificates"), unless the party having the right to purchase the assets of the Affected REMIC (the "Purchaser") delivers to the Trustee and the Securities Administrator, an Opinion of Counsel (at the Master Servicer's expense), addressed to the Trustee and the Securities Administrator to the effect that the failure of the Trustee and the Securities Administrator to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

          (i) Within 89 days prior to the time of making the final payment on the Corresponding Certificates, (and upon notification by (1) the Auction Administrator in the case of a purchase under Section 7.01(b) or (2) the Master Servicer in the case of a purchase under Section 7.01(c)(i) or
     Section 7.01(c)(ii), as applicable) the Securities Administrator on behalf of the Trustee shall adopt on behalf of the Affected REMIC, a plan of complete liquidation, meeting the requirements of a qualified liquidation under the REMIC Provisions;

          (ii) Any sale of the assets of the Affected REMIC shall be for cash and shall occur at or after the time the plan of complete liquidation is adopted and prior to the time the final payments on the Corresponding Certificates are made;

          (iii) On the date specified for final payment of the Corresponding Certificates, the Securities Administrator shall make final distributions of principal and interest on the Corresponding Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the portion of the Trust Fund (and the Affected REMIC) shall terminate at that time; and

          (iv) In no event may the final payment on the Corresponding Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

     (b) By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Securities Administrator on behalf of the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Trustee, the Securities Administrator or any Servicer.

                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

     Section 8.01. Limitation on Rights of Holders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.02. Access to List of Holders.

     (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

     (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that none of the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 8.03. Acts of Holders of Certificates.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section. Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                            BY THE MASTER SERVICER

     Section 9.01. Duties of the Master Servicer; Enforcement of Servicers'
                   and Master Servicer's Obligations.

     (a) The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the Purchase and Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their respective duties and obligations thereunder. Upon the occurrence of a default of which a Responsible Officer of the Master Servicer has actual knowledge under a Purchase and Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default. So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the related Purchase and Servicing Agreement; (ii) exercise any rights it may have to enforce the related Purchase and Servicing Agreement against such Servicer; and/or (iii) waive any such default under the related Purchase and Servicing Agreement or take any other action with respect to such default as is permitted thereunder. Notwithstanding anything to the contrary in this Agreement, with respect to any Additional Collateral Mortgage Loan, the Master Servicer will have no duty or obligation to supervise, monitor or oversee the activities of the related Servicer under any Purchase and Servicing Agreement with respect to any Additional Collateral or under any agreement relating to the pledge of, or the perfection of a pledge or security interest in, any Additional Collateral except upon the occurrence of the following events (i) in the case of a final liquidation of any Mortgaged Property secured by Additional Collateral, the Master Servicer shall enforce the obligation of the Servicer under the related Servicing Agreement to liquidate such Additional Collateral as required by such Servicing Agreement, and (ii) if the Master Servicer assumes the obligations of such Servicer as successor Servicer under the related Servicing Agreement pursuant to this Section 9.01, as successor Servicer, it shall be bound to service and administer the Additional Collateral in accordance with the provisions of such Servicing Agreement.

     (b) Upon any termination by the Master Servicer of a Servicer's rights and powers pursuant to its Purchase and Servicing Agreement, the rights and powers of such Servicer with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Purchase and Servicing Agreement, unless or until the Master Servicer shall have appointed (and the Trustee shall have acknowledged), with the consent of the Rating Agencies and in accordance with the applicable provisions of the related Purchase and Servicing Agreement, a new Fannie Mae- or FHLMC-approved Person to serve as successor to the Servicer; provided, however, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such letter from the Rating Agencies, the Master Servicer may elect to continue to serve as successor servicer under the Purchase and Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under such Purchase and Servicing Agreement, the Master Servicer and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Purchase and Servicing Agreement, and the Trustee shall acknowledge such servicing agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer as it and such successor servicer shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer) be in excess of that payable to the Servicer under the affected Purchase and Servicing Agreement.

     The Master Servicer shall pay the costs of such enforcement (including the termination of a Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney's fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

     If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

     If the Seller is the owner of the servicing rights and the Seller chooses to terminate that Servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor shall (i) cause the Seller to give reasonable prior written notice to the Master Servicer, and (ii) obtain a letter from the Rating Agencies indicating that the appointment of the proposed successor servicer will not result in a downgrade or withdrawal of the rating of any of the Certificates (without taking into account the Class A-2-B, Class A-4-B, Class A-5-B and Class

A-6-B Policy), and a New Fannie Mae- or FHLMC-approved Person reasonably acceptable to the Master Servicer shall be chosen by the Seller and appointed as successor servicer with the acknowledgment of the Master Servicer and the Trustee; provided, however, that the Seller shall not be required to get a no-downgrade letter from the Rating Agencies if: (i) the Rating Agencies received prior written notice of the transfer of the servicing rights and the name of the successor Servicer, (ii) such successor Servicer has a servicing rating in the highest category of Fitch or Moody's to the extent that Fitch or Moody's, respectively, is a Rating Agency, and such successor Servicer has a servicer evaluation ranking in one of the two highest categories of S&P to the extent that S&P is a Rating Agency, and (iii) such successor Servicer shall service the related Mortgage Loans under either the Purchase and Servicing Agreement together with the related Assignment Agreement under which such Mortgage Loans are currently being serviced or under another Servicing Agreement together with a related Assignment Agreement that have already been reviewed and approved by the Rating Agencies. The Depositor shall cause the costs of such transfer including any costs of such transfer (including any costs of the Master Servicer) to be borne by the Seller.

     At least 15 calendar days prior to the effective date of such termination, (x) the Depositor shall provide written notice to the Master Servicer and all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement servicer.

     (c) Upon any termination of a Servicer's rights and powers pursuant to its Purchase and Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded such Servicer under the related Purchase and Servicing Agreement or under any other servicing agreement reasonably satisfactory to the Master Servicer and the Rating Agencies, which notice shall also specify the name and address of any such successor servicer.

     (d) The Depositor shall not consent to the assignment by any Servicer of such Servicer's rights and obligations under the related Purchase and Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

     (e) The Trustee shall execute and deliver, at the written request of the Master Servicer or any Servicer, and furnish to the Master Servicer and any Servicer, at the expense of the requesting party, a power of attorney in the standard form provided by the Trustee to take title to the Mortgaged Properties after foreclosure in the name of and on behalf of the Trustee in its capacity as Trustee hereunder and for the purposes described herein to the extent necessary or desirable to enable the Master Servicer or any Servicer to perform its respective duties. The Trustee shall not be liable for the actions of the Master Servicer or any Servicer under such powers of attorney.

     Section 9.02. Assumption of Master Servicing by Trustee.

     (a) In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default by the Master Servicer under this

Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Purchase and Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint or petition a court to appoint a Fannie-Mae or FHLMC-approved servicer as successor servicer that is acceptable to the Depositor and the Rating Agencies. The Trustee, as successor master servicer, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer's interest herein and therein to the same extent as if such Purchase and Servicing Agreements had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Purchase and Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee (in its individual corporate capacity and as Trustee hereunder) from and against all costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities thereunder. To the extent that the costs and expenses of the Trustee described in this Section are not timely reimbursed by the Master Servicer, the Trustee shall be entitled to reimbursement from the Distribution Account and the Master Servicer is hereby obligated to reimburse the Trust promptly for such amounts by deposit thereof in the Distribution Account.

     (b) The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Purchase and Servicing Agreement, this Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Purchase and Servicing Agreement and this Agreement to the assuming party.

     Section 9.03. Representations and Warranties of the Master Servicer.

     The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator, the Certificate Insurer and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

          (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

          (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

     It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in this Section 9.03. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, the resignation or removal of the Trustee and any termination of this Agreement.

     Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

     Section 9.04. Compensation to the Master Servicer.

     The Master Servicer shall be compensated for its duties hereunder pursuant to Section 4.02(b) hereof. The Master Servicer shall either retain or withdraw from the Distribution Account (i) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances with respect to the Mortgage Loans in accordance with the definition of "Available Distribution Amount" and (ii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of "Available Distribution Amount" and which are not required to be remitted by the Servicers to the Securities Administrator or deposited by the Securities Administrator into the Distribution Account and (iii) any amounts to which the Master Servicer is entitled pursuant to 4.01(e) hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

     In addition, the Master Servicer shall be entitled to reimbursement from the Distribution Account for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder and under the Purchase and Servicing Agreements, as modified by the Acknowledgements (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

     The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement, the Purchase and Servicing Agreements or the Certificates, other than any loss, liability or expense resulting from the Master Servicer's failure to perform its duties hereunder or thereunder or incurred by reason of the Master Servicer's negligence, willful misfeasance or bad faith.

     Section 9.05. Merger or Consolidation.

     Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

     As a condition to the effectiveness of any merger or consolidation, at least 15 calendar days prior to the effective date of any merger or consolidation of the Master Servicer, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and
(y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Master Servicer.

     Section 9.06. Resignation of Master Servicer and Securities
                   Administrator.

     Except as otherwise provided in Sections 9.05, 9.07 and 9.10 hereof, neither the Master Servicer nor the Securities Administrator shall resign from the obligations and duties hereby imposed on it unless the duties of the Master Servicer or the Securities Administrator, as applicable, hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer or the Securities Administrator shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No resignation of the Master Servicer or the Securities Administrator shall become effective until the Trustee shall have assumed, or a successor master servicer or successor securities administrator, as applicable, shall have been appointed pursuant to Section 6.07 or 9.02, as applicable, and until such successor shall have assumed, such Master Servicer's or Securities Administrator's responsibilities and obligations under this Agreement. Notice of any such resignation shall be given promptly by the Master Servicer or the Securities Administrator, as applicable, to the Depositor and the Trustee.

     If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, National Association (or any successor thereto) also shall resign or be removed, as applicable, as Securities Administrator, Auction Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of the Master Servicer and the Securities Administrator shall be assumed by the Trustee as successor or by such other successor master servicer and/or securities administrator, as applicable, appointed by the Trustee (subject to the provisions of Sections
6.07 and 9.02(a)).

     As a condition to the effectiveness of any such resignation, at least 15 calendar days prior to the effective date of such resignation, the Master Servicer shall provide (x) written notice to the Depositor of any successor pursuant to this Section and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Master Servicer.

     Section 9.07. Assignment or Delegation of Duties by the Master Servicer
                   and Securities Administrator.

     Except as expressly provided herein, neither the Master Servicer nor the Securities Administrator shall assign or transfer any of their respective rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the respective duties, covenants or obligations to be performed by the Master Servicer or Securities Administrator, as applicable, hereunder; provided, however, that the Master Servicer and the Securities Administrator shall each have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates (without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any of the respective duties, covenants or obligations to be performed and carried out by the Master Servicer or the Securities Administrator, as applicable, hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer or the Securities Administrator, as applicable, to the Depositor and the Trustee. If, pursuant to any provision hereof, the respective duties of the Master Servicer or the Securities Administrator are transferred to a successor master servicer or successor securities administrator, as applicable, the entire amount of the compensation payable to the Master Servicer or Securities Administrator pursuant hereto shall thereafter be payable to such successor master servicer or successor securities administrator. Such successor Master Servicer shall also pay the fees of the Trustee, as provided herein.

     Section 9.08. Limitation on Liability of the Master Servicer and Others.

     (a) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

     The Master Servicer shall not be liable for any acts or omissions of the Servicers except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Agreement and the Purchase and Servicing Agreements.

     Section 9.09. Indemnification; Third-Party Claims.

     The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement, the Acknowledgements and the related Purchase and Servicing Agreements. The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

     Section 9.10. Eligibility Requirements for Securities Administrator.

     The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade or at least "A/F1" by Fitch if Fitch is a Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.10 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 6.06 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor, the Seller, the Master Servicer, the Custodian or the Trustee and their respective affiliates.

     The Securities Administrator (i) may not be an Originator, Master Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody's (or such rating acceptable to Fitch pursuant to a written confirmation). If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator shall resign in the manner and with the effect specified in Section 6.06 hereof. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 9.10, then the Trustee shall become the successor Securities Administrator and shall, in accordance with Article VI hereof and in such capacity, perform the duties of the Securities Administrator pursuant to this Agreement. The Trustee shall notify the Rating Agencies and the Certificate Insurer of any change of Securities Administrator.

     Section 9.11. Annual Statement as to Compliance.

     The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Additional Servicer engaged by it to deliver) or otherwise make available to the Depositor, the Certificate Insurer and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that (A) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer's supervision, (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof and (C) in the case of the Master Servicer, to the best of such officer's knowledge, each Servicer has fulfilled all its obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect specifying each such failure known to such officer and the nature and status thereof.

     The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer and to the Depositor (and the Master Servicer shall make it available the Certificate Insurer) an annual statement of compliance and all reports and other information required from the Servicers under Reg AB within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

                                   ARTICLE X

                             REMIC ADMINISTRATION

     Section 10.01. REMIC Administration.

     (a) REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 860G(a)(9) of the Code. The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

     (c) The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer). The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

     (d) The Securities Administrator shall prepare, the Trustee shall sign and the Securities Administrator shall file all of each REMIC's federal and appropriate state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Securities Administrator. In preparing such returns, the Securities Administrator shall, with respect to each REMIC other than the Master REMIC: (i) treat the accrual period for interests in such REMIC as the calendar month; (ii) account for distributions made from each REMIC other than the Master REMIC as made on the first day of each succeeding calendar month;
(iii) account for income under the all-OID method at the weighted average of the Net Mortgage Rates; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to each REMIC other than the Master REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in each such REMIC.

     (e) The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury

Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Certificateholders and the Trustee such information or reports as are required by the Code or REMIC Provisions.

     (f) To the extent within their control, the Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. None of the Trustee, the Securities Administrator, the Master Servicer, nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.

     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such taxes are not paid by a Residual Certificateholder, the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available,
(A) out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC or
(B) to the extent that any such taxes are imposed on the REMIC as a result of the breach of any representation, warranty or covenant of the Master Servicer, the Securities Administrator or any Servicer, then the Master Servicer, the Securities Administrator, or that Servicer, as applicable, shall pay when due any and all such taxes.

     (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

     (j) Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) [Reserved].

     (l) The Class A-R Holder shall act as "tax matters person" with respect to each REMIC created hereunder and the Securities Administrator shall act as agent for the Class A-R Holder in such roles, unless and until another party is so designated by the Class A-R Holder.

     (m) The Securities Administrator, on behalf of the Trustee, shall treat the rights of the holders of the Certificates to receive Basis Risk Carry Forward Amounts from amounts on deposit in the Reserve Fund as rights in an interest rate cap contract written by the Holders of the Class OC Certificates in favor of the Holders of the Certificates (other than the Class OC and Class A-R Certificates). Thus, the Certificates (other than the Class OC and Class A-R Certificates) shall be treated as representing ownership of not only a Master REMIC regular interest, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the Master REMIC regular interest, the Securities Administrator, on behalf of the Trustee, shall assume that this interest rate cap contract has a value of $5,000.

     (n) [Reserved].

     (o) [Reserved].

     Section 10.02. Prohibited Transactions and Activities.

     Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to
Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, substitution or acceptance) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

     The Master Servicer with respect to the Mortgage Loans shall not consent to any modification of any such Mortgage Loan for which the consent of the Master Servicer is required under the applicable Purchase and Servicing Agreement under which such Mortgage Loan is serviced, that would (i) increase the interest rate in respect of such Mortgage, defer for a period in excess of six months or forgive the payment of any principal or interest, reduce the outstanding principal amount (except for actual payments of principal), increase the Servicing Fee on such Mortgage Loan or extend the final maturity date on such Mortgage Loan, or (ii) result in a substitution or release of collateral or in the provision of additional collateral for the Mortgage Loan, unless the applicable Mortgage Loan is in default or default is reasonably foreseeable in respect of such Mortgage Loan, or the Master Servicer and the Certificate Insurer has received an Opinion of Counsel (at the expense of the party requesting consent for such modification) that such modification will not result in an Adverse REMIC Event.

     Section 10.03. Indemnification with Respect to Prohibited Transactions or
                    Loss of REMIC Status.

     Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator has relied. Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Purchase and Servicing Agreements or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Service Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

     Section 10.04. REO Property.

     (a) Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Purchase and Servicing Agreement, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.

     (b) The Depositor shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

     Section 10.05. Fidelity.

     The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers and trustees.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.01. Binding Nature of Agreement; Assignment.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 11.02. Entire Agreement.

     This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 11.03. Amendment.

     (a) This Agreement (other than the provisions of Article XIII hereof) may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Purchase and Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (such determination to be made without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy).

     (b) This Agreement (other than the provisions of Article XIII hereof) may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Balance or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Balance or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (c) In the event the parties to this Agreement desire to further clarify or amend any provision of Article XIII hereof, this Agreement shall be amended to reflect the new agreement between the parties covering matters in Article XIII, which amendment shall not require any Opinion of Counsel or Rating Agency confirmations or the consent of any Certificateholder.

     (d) Promptly after the execution of any such amendment, the Securities Administrator shall furnish written notification of the substance of such amendment to each Holder, the Depositor, the Certificate Insurer and the Rating Agencies.

     (e) It shall not be necessary for the consent of Holders under this
Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (f) Notwithstanding subsections (a) and (b) of this Section 11.03, this Agreement can not be amended without the consent of the Certificate Insurer if such amendment would affect any provision of this Agreement to which the Certificate Insurer is a third-party beneficiary.

     Section 11.04. Voting Rights.

     Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Balance or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof. Notwithstanding the foregoing, so long as there does not exist a Certificate Insurer Default, the Certificate Insurer shall have the right to exercise all rights of the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer.

     Section 11.05. Provision of Information.

     (a) For so long as any of the Certificates of any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee (upon instruction from the Depositor) agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

     (b) The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 6.20(b). Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

     Section 11.06. Governing Law.

     (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     Section 11.07. Notices.

     All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000, Attention: Morgan Stanley Mortgage Loan Trust 2006-15XS, (b) in the case of the Seller, Morgan Stanley Mortgage Capital Inc., 1221 Avenue of the Americas, New York, New York 10020, Attention: Morgan Stanley Mortgage Loan Trust 2006-15XS, (c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), telecopy number (410) 715-2380,
Attention: Morgan Stanley Mortgage Loan Trust 2006-15XS, (d) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office (e) with respect to the Certificate Insurer, MBIA Insurance Corporation MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504, Attention:
Insured Portfolio Management -Structured Finance (Morgan Stanley Mortgage Loan Trust 2006-15XS) and (f) in the case of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing. All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

     Section 11.08. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.09. Indulgences; No Waivers.

     Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 11.10. Headings Not To Affect Interpretation.

     The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 11.11. Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

     Section 11.12. Special Notices to the Rating Agencies and Certificate
                    Insurer.

     (a) The Depositor shall give prompt notice to the Rating Agencies and Certificate Insurer of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 11.03;

          (ii) any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

          (iii) the occurrence of any Event of Default described in Section
     6.14;

          (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

          (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;

          (vi) the making of a final payment pursuant to Section 7.02; and

          (vii) any termination of the rights and obligations of any Servicer under the applicable Purchase and Servicing Agreement.

     (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, to the address specified therefor in the definition corresponding to the name of such Rating Agency.

     (c) The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.05. In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

     (d) The Depositor hereby represents to S&P that, to the Depositor's knowledge, the information provided to such Rating Agency, including the loan level detail, is true and correct according to such Rating Agency's requirements.

     Section 11.13. Conflicts.

     To the extent that the terms of this Agreement conflict with the terms of any Purchase and Servicing Agreement, the related Purchase and Servicing Agreement shall govern.

     Section 11.14. Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     Section 11.15. No Petitions.

     The Trustee and the Master Servicer (not in its individual corporate capacity, but solely as Master Servicer hereunder), by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement, except that the Trustee shall not be prohibited from filing a proof of claim in any such proceeding.

     Section 11.16. Indemnification by Trust.

     Pursuant to the Purchase and Servicing Agreements, each of the Originators and Servicers shall be indemnified by the Trust to the extent specified in the related Purchase and Servicing Agreement.

                                  ARTICLE XII

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

     Section 12.01. Rights of the Certificate Insurer to Exercise Rights of
                    Holders of Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates.

     By accepting its Certificate, each Holder of a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates under this Agreement without any further consent of the Holders of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates.

     Section 12.02. [Reserved]

     Section 12.03. Effect of Payments by the Certificate Insurer;
                    Subrogation.

     Anything in this Agreement to the contrary notwithstanding, for purposes of this Section 12.03, any payment with respect to principal of or interest on the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates that is made with monies received pursuant to the terms of the Certificate Policy shall not be considered payment of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates from the Trust Fund. The Master Servicer, the Depositor and the Trustee acknowledge, and each Holder by its acceptance of a Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Securities Administrator, the Master Servicer, the Depositor, the Trustee or the Certificate Registrar, to the extent the Certificate

Insurer or the Fiscal Agent makes payments, directly or indirectly, on account of principal of or interest on the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Holder of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates, the Securities Administrator, the Master Servicer, the Depositor and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that the Certificate Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for in this Agreement.

     Subject to Section 6.01(c)(iv), the Trustee, the Securities Administrator and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth in this Agreement.

     Section 12.04. Notices and Information to the Certificate Insurer.

     (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto, to the Rating Agencies or to the Certificateholders shall also be sent at the same time to the Certificate Insurer.

     (b) The Master Servicer shall designate a Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans and to all books, records, accounts, information and other matters relating to the Certificates or this Agreement.

     (c) All references herein to the ratings assigned to the Certificates and to the interests of any Certificateholder shall be without regard to the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy.

     Section 12.05. Trustee to Hold Certificate Policy.

     On behalf of the Securities Administrator the Trustee will hold the Certificate Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Certificate Policy nor the amounts paid on the Certificate Policy will constitute part of the Trust Fund or assets of any REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Securities Administrator on behalf of the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Policy. On behalf of the Securities Administrator the Trustee shall surrender the Certificate Policy to the Certificate Insurer for cancellation upon the payment in full of the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates. To the extent that the Certificate Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside credit support agreement and not an asset of any REMIC and (2) it shall be owned by the Certificate Insurer, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

     Section 12.06. Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B
                    Premium Payments.

     (a) The Securities Administrator shall, to the extent of funds available therefor in the Distribution Account, pay the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium and all other amounts payable to the Certificate Insurer under the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy or this Agreement in immediately available funds by wire transfer to such account as the Certificate Insurer shall designate by notice, and in the lawful currency of the United States of America, on the dates when due.

     Section 12.07. Certificate Insurer as Third Party Beneficiary.

     The Certificate Insurer shall be an express third-party beneficiary of this Agreement to the extent of its express subrogation rights, its rights to receive the Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Premium and Certificate Insurer Reimbursement Amounts pursuant to Section 5.02(a) and its express rights set forth in this Agreement and shall have the right to enforce the related provisions of this Agreement as if it were a party to this Agreement.

                                 ARTICLE XIII

                            EXCHANGE ACT REPORTING

     Section 13.01. Filing Obligations.

     (a) The Master Servicer, the Securities Administrator, the Trustee and the Custodian shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Securities Administrator, the Trustee and the Custodian shall (and the Master Servicer shall cause each Servicer, to the extent required by the related Servicing Agreement, to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Master Servicer (and the Master Servicer shall cause any Servicer to notify promptly, to the extent required by the related Servicing Agreement), the Securities Administrator, the Custodian and the Trustee shall promptly notify the Depositor and the Master Servicer (if the notifying party is not the Master Servicer), but in no event later than two (2) Business Days after its occurrence, of any Reportable Event either (i) with respect to itself or any Affiliate of it or (ii) with respect to any Reporting Party, to the extent that it has received notice thereof.

     (b) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

     (c) In the event that the Securities Administrator is unable to file timely with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will immediately notify the Depositor. In the case of Form 10-D and Form 10-K, the parties to this Agreement will (and the Master Servicer shall cause each Servicer to cooperate) prepare and file a Form 12b-25 and a Form 10-DA and Form 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information shall include such disclosure information in the next Form 10-D unless directed by the Depositor to file a Form 8-K with such Form 8-K Disclosure Information. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, and such amendment includes any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure or any Form 8-K Disclosure Information or an amendment to any such disclosure, the Securities Administrator will notify the Depositor and each Servicer affected by such amendment (unless such amendment is solely for the purpose of restating the monthly statement referred to in Section 4.05 hereof) and such parties will cooperate to prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to a Form 8-K or a Form 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to a Form 10-K shall be signed by a senior officer of the Master Servicer in charge of the master servicing function. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Article XIII related to the timely preparation and filing of a Form 15, Form 12b-25 or any amendment to a Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to a Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from their own respective negligence, bad faith or willful misconduct.

     (d) All items under this Article XIII to be reviewed by the Depositor should be forwarded electronically to rmbsdealupdate@morganstanley.com. In addition, for purposes of this Article XIII, if the Securities Administrator or the Master Servicer is required to provide any information or documentation to such other party, for so long as Wells Fargo Bank, National Association is both Securities Administrator and Master Servicer, that delivery will be automatically deemed to have been made.

     (e) Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administration in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form

10-K, if the answer to the questions should be "no." In the absence of such notification by the Depositor to the Securities Administrator, the Securities Administrator shall be entitled to assume that the answer to the questions on Form 10-D and Form 10-K should be "yes". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

     Section 13.02. Form 10-D Reporting.

     (a) No later than 5:00 p.m., New York time, on the 15th calendar day after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be prepared and filed by the Securities Administrator pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

     (b) In accordance with the respective reporting obligations set forth on Exhibit N-1 hereto, within 5 calendar days after the related Distribution Date, the Master Servicer and any other Reporting Party shall be required to provide to the Securities Administrator and the Depositor in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit P attached hereto (an "Additional Disclosure Notification"). The Securities Administrator shall notify the Depositor of any Additional Form 10-D Disclosure with respect to itself or any of its Affiliates and any other Additional Form 10-D Disclosure received by it. Within one (1) Business Day of such notification, the Depositor will approve or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable additional fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     (c) After preparing the Form 10-D, and no later than the close of business on the 11th calendar day after the Distribution Date, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Master Servicer and to the Depositor for review. No later than the 13th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be provided electronically) of any changes to or approve the filing of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01(c) hereof. Promptly (but no later than 1 Business
Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator. The signing party at the Master Servicer can be contacted by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. Each party to this Agreement acknowledges that the performance by the Securities Administrator and the Master Servicer of its duties under this Section 13.02 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.02. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than an Affiliate thereof) needed to prepare, arrange for execution or file such Form 10-D, not resulting from their respective negligence, bad faith or willful misconduct.

     Section 13.03. Form 8-K Reporting.

     (a) As directed by the Depositor, within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K (operative agreements) in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be prepared by the Securities Administrator pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

     (b) In accordance with the respective reporting obligations set forth on Exhibit N-3 hereto, no later than the end of business on the second Business Day immediately following the occurrence of a Reportable Event, each of the Securities Administrator, the Custodian, the Trustee, the Master Servicer and the Depositor shall be required to provide to the Securities Administrator and the Depositor, as applicable, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 8-K Disclosure, if applicable, together with an Additional Disclosure Notification. The Securities Administrator shall notify the Depositor of any Form 8-K Disclosure Information with respect to itself or any of its Affiliates and any other Form 8-K Disclosure Information received by it. The Depositor will approve or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable additional fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     (c) After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor and the Master Servicer for review no later than 12:00 p.m., New York time, on the third Business Day following the Reportable Event. The Depositor shall notify the Securities Administrator in writing (which may be provided electronically) of any changes to or approval of such Form 8-K no later than the close of business on the third Business Day following the Reportable Event. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. By 12:00 p.m., New York time, on the fourth Business Day after the occurrence of the Reportable Event, a duly authorized representative of the Master Servicer shall sign the Form 8-K, then return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01(c). With respect to each Form 8-K prepared and filed by the Securities Administrator, promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy thereof. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 13.03 related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.03. Neither the Securities Administrator nor the Master Servicer shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than an Affiliate thereof) needed to prepare, arrange for execution or file such Form 8-K, not resulting from their respective negligence, bad faith or willful misconduct.

     Section 13.04. Form 10-K Reporting.

     (a) Within 90 days (including the 90th day) after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline"), commencing in March 2007 and continuing until the Trust has been deregistered with the Commission, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreement, (i) an annual compliance statement for each Servicer, each Additional Servicer, the Master Servicer, the Custodian and the Securities Administrator (each such party and the Custodian, a "Reporting Servicer") as described under Section 9.11,
(ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under Section 13.06, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.06 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.06 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 13.06, and (B) if any registered public accounting firm attestation report described under Section 13.06 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such

Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 13.05. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

     (b) In accordance with the respective reporting obligations set forth on Exhibit N-2 hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007 and continuing until the Trust has been deregistered with the Commission, the Master Servicer and any other Reporting Party shall be required to provide to the Securities Administrator and the Depositor, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification. The Securities Administrator shall notify the Depositor of any Additional Form 10-K Disclosure with respect to itself or any of its Affiliates and any other Additional Form 10-K Disclosure received by it. Within one (1) Business Day of such notification, the Depositor will approve or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor will be responsible for any reasonable additional fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

     (c) After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer and, upon request, to the Depositor for review. No later than the earlier of:
(x) three (3) Business Days following the receipt by the Depositor and (y) March 25th, the Depositor and the Master Servicer shall notify the Securities Administrator in writing (which may be provided electronically) of any changes to or approve the filing of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01(c). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 13.04 related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 13.04, Section 9.11 Section 13.05 and Section 13.06. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from their own respective negligence, bad faith or willful misconduct.

     Section 13.05. Sarbanes-Oxley Certification.

     Each Form 10-K shall include a Sarbanes-Oxley Certification required to be included therewith pursuant to the Sarbanes-Oxley Act. The senior officer of the Master Servicer in charge of the master servicing function shall sign the Sarbanes-Oxley Certification and shall serve as the Certifying Person on behalf of the Trust.

     The respective parties hereto agree to cooperate with all reasonable requests made by any Person involved in the preparation and/or filing a Form 10-K on behalf of the Trust (each a "Certifying Person") and each Person from whom the Trust must obtain a Sarbanes-Oxley Certification (each a "Certification Party") in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund.

     Section 13.06. Reports on Assessment of Compliance and Attestation.

     (a) By March 15 of each year (such date includes the expiration of any applicable grace period), commencing in March 2007, the Master Servicer, the Securities Administrator, the Custodian (for so long as a Form 10-K will be filed on behalf of the Trust for the preceding calendar year) and each other Reporting Party, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 13.04, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     No later than the end of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer and the Custodian shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant; however if the Master Servicer and the Securities Administrator are the same entity, then the Master Servicer is not required to forward to the Securities Administrator its assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 13.04. When the Master

Servicer and the Securities Administrator (or any Servicing Function Participant engaged by them) submit their assessments to the Securities Administrator, such parties will also at such time include the assessment (and attestation pursuant to Section 13.06(b) of each Servicing Function Participant engaged by it.

     Promptly after receipt of each such report on assessment of compliance,
(i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit O and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.

     (b) By March 15 of each year, commencing in March 2007, the Master Servicer, the Securities Administrator, the Custodian (for so long as a Form 10-K will be filed in respect of the Trust for the preceding calendar year) and each other Reporting Party, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Trustee, the Custodian, the Securities Administrator, or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

     Promptly after receipt of such report from the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party's obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each assessment submitted pursuant to Section 13.06(a) is coupled with an attestation meeting the requirements of this Section 13.06(b) and notify the Depositor of any exceptions.

     Section 13.07. Use of Subcontractors.

     (a) The Master Servicer shall cause any Subcontractor used by the Master Servicer for the benefit of the Depositor to comply with the provisions of
Section 9.11 and this

Article XIII to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor any servicer compliance statement required to be delivered by such Subcontractor under Section 9.11, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered. As a condition to the succession to any Subcontractor as subservicer under this Agreement by any Person (i) into which such Subcontractor may be merged or consolidated, or (ii) which may be appointed as a successor to any Subcontractor, the Master Servicer shall provide to the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment,
(x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

     (b) It shall not be necessary for the Master Servicer or the Trustee to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Trustee, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Trustee, as applicable, shall cause any such Subcontractor used by such Person for the benefit of the Depositor to comply with the provisions of Sections 13.07 and 13.09 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Trustee, as applicable. The Master Servicer or the Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.

     Section 13.08. Indemnification by the Master Servicer and the Securities
                    Administrator.

     (a) The Master Servicer and the Securities Administrator (each, an "Indemnifying Party"), shall, severally and not jointly, indemnify the Depositor and the Seller for the preparation, execution or filing of any report required to be filed with the Commission with respect to the Trust Fund, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the Trust Fund; and the respective present and former directors, officers, employees and agents of each of the foregoing and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) any untrue statement of a material fact contained or alleged to be contained in or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading in (A) any compliance certificate delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, (B) any assessment or attestation delivered by or on behalf of it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (C) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information concerning the Securities Administrator or the Master Servicer and provided by either of them;

          (ii) any failure by the Indemnifying Party to perform its obligations when and as required under this Article XIII; or

          (iii) any negligence, bad faith or willful misconduct by the Indemnifying Party.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Indemnifying Party shall promptly reimburse the Seller or the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the Trust, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indemnifying Party or any Subservicer or Subcontractor of the Indemnifying Party.

     (b) (i) Any failure by the Indemnifying Party or any Subservicer or any Subcontractor of the Indemnifying Party to deliver any information, report, certification or accountants' letter when and as required under this Article XIII, including (except as provided below) any failure by the Indemnifying Party to identify pursuant to Section 13.07 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Indemnifying Party under this Agreement, and shall entitle the Seller or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Indemnifying Party under this Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Indemnifying Party; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Master Servicer as servicer, such provision shall be given effect.

     Neither the Seller nor any Depositor shall be entitled to terminate the rights and obligations of an Indemnifying Party pursuant to this subparagraph
(b)(ii) if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (ii) The Indemnifying Party shall promptly reimburse the Seller and any Depositor for all reasonable expenses incurred by them, in connection with the termination of the Indemnifying Party and the transfer of their duties to a successor. The provisions of this paragraph shall not limit whatever rights the Seller or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     Section 13.09. Indemnification by the Custodian.

     (a) If the entity serving as Trustee is also serving as a Custodian, such entity in its capacity as Custodian shall indemnify the Depositor, each affiliate of the Depositor, the Master Servicer and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective directors, officers, and employees of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain directly relating to:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, compliance assessment or other material it is required to provide or cause to be provided under this Article XII (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                  (ii) any failure to deliver or cause to be delivered any information, report, certification, accountants' attestation or other material when and as required under this Article XII.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other.

        (b) In the case of any failure of performance described in clause (a) of this Section 13.09, the Custodian shall promptly reimburse the Indemnified
Party responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the Trust, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required.

        (c) This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                    MORGAN STANLEY CAPITAL I INC.,
                                    as Depositor


                                    By: /s/ Valerie Kay
                                        --------------------------
                                       Name:  Valerie Kay
                                       Title: Vice President


                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Trustee and Custodian


                                    By: /s/ Susan L. Feld
                                        --------------------------
                                       Name:  Susan L. Feld
                                       Title: Assistant Vice President


                                    By: /s/ Mark J. Jerva
                                        --------------------------
                                       Name:  Mark J. Jerva
                                       Title: Vice President


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Master Servicer


                                    By: /s/ Patricia Russo
                                        ---------------------------
                                       Name:  Patricia Russo
                                       Title: Vice President


                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Securities Administrator


                                    By: /s/ Patricia Russo
                                        ----------------------------
                                       Name:  Patricia Russo
                                       Title: Vice President

Solely for purposes of Section 2.05
accepted and agreed to by:

MORGAN STANLEY MORTGAGE CAPITAL INC.


By: /s/ Valerie Kay
    ------------------------------
    Name:  Valerie Kay
    Title: Vice President

                                   EXHIBIT A


                             FORMS OF CERTIFICATES

                                   EXHIBIT B

         FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)


STATE OF                 )
                         )   ss.:
COUNTY OF                )

     [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1.   That he [she] is [title of officer] ________________________ of
          [name of Purchaser] _________________________________________ (the
          "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2.   That the Purchaser's Taxpayer Identification Number is [       ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

     4. That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
          Section 4975 of the Code ("Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE

          95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar and the Securities Administrator and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

     5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Administrator and LaSalle Bank National Association, as Trustee with respect to Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

     11. The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

     12. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     13. That the Purchaser consents to the designation of the Securities Administrator to act as agent for the "tax matters person" of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.


                                    _________________________________
                                    [name of Purchaser]


                                    By: ____________________________________
                                        Name:
                                        Title:

     Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

_____________________________

COUNTY OF ___________________

STATE OF ____________________

My commission expires the _____ day of __________ 20__.

                                   EXHIBIT C

         FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

                                                ____________________________
                                                            Date


Re:   Morgan Stanley Mortgage Loan Trust 2006-15XS
      Mortgage Pass-Through Certificates

     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                    Very truly yours,


                                    ______________________________
                                    Name:
                                    Title:

                                   EXHIBIT D

             CLASS A-2-B, CLASS A-4-B, CLASS A-5-B AND CLASS A-6-B

                                   EXHIBIT E

                   LIST OF PURCHASE AND SERVICING AGREEMENTS


1. Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, between American Home Mortgage Corp., as seller and Morgan Stanley Mortgage Capital Inc., as purchaser.

2. Second Amended and Restated Master Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, between First National Bank of Nevada, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser.

3. First Amended and Restated Servicing Agreement, dated as of January 1, 2006, between GMAC Mortgage, LLC, as servicer and Morgan Stanley Mortgage Capital Inc., as purchaser.

4. Fourth Amended and Restated Mortgage Loan Purchase And Warranties Agreement, dated as of March 1, 2006, between MortgageIT, Inc., as seller and Morgan Stanley Mortgage Capital Inc., as purchaser.

5. Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, between Opteum Financial Services, LLC, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser.

7. Fifth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2006, between GreenPoint Mortgage Funding, Inc., as seller and servicer, and Morgan Stanley Mortgage Capital Inc., as purchaser.

8. Mortgage Loan Sale and Servicing Agreement dated as of December 1, 2005, between The Hemisphere National Bank, as seller and servicer and Morgan Stanley Mortgage Capital Inc., as purchaser.

9. Third Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, among PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as seller and servicer, and Bishop's Gate Residential Mortgage Trust, as a seller, and Morgan Stanley Mortgage Capital Inc., as purchaser.

10. Second Amended and Restated Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2006, between Fifth Third Mortgage Company, as servicer and Morgan Stanley Mortgage Capital Inc., as purchaser.

11. Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2006, between Sovereign Bank, as seller and Morgan Stanley Mortgage Capital Inc., as purchaser.

                                   EXHIBIT F

                                  [Reserved]

                                   EXHIBIT G

         ASSIGNMENT AND NOTICE OF TRANSFER WITH RESPECT TO ADDITIONAL
                          COLLATERAL MORTGAGE LOANS

                                   EXHIBIT H

                    FORM OF RULE 144A TRANSFER CERTIFICATE

Re:   Morgan Stanley Mortgage Loan Trust 2006-15XS,
      Mortgage Pass-Through Certificates

     Reference is hereby made to the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, as Securities Administrator and, in its capacity as Securities Administrator, as Auction Administrator, LaSalle Bank National Association, as Trustee and Custodian. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

     This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of ______________ (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

     In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriter, the Certificate Registrar and the Depositor.

                                    _______________________________
                                    [Name of Transferor]


                                    By:____________________________
                                       Name:
                                       Title:


Dated: ___________, ____

                                   EXHIBIT I

                        FORM OF PURCHASER'S LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTOR

                                            Date



Dear Sirs:

     In connection with our proposed purchase of $______________ principal amount of Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates (the "Privately Offered Certificates") of Morgan Stanley Capital I Inc. (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, as Securities Administrator and, in its capacity as Securities Administrator, as Auction Administrator and LaSalle Bank National Association, as Trustee and Custodian, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the

     Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

(6) If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

     Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

     You and the Certificate Registrar are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    ________________________________________
                                    [Purchaser]


                                    By: ____________________________________
                                        Name:
                                        Title:

                                   EXHIBIT J

                       FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is the ______________________ of ______________ (the
"Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

     2. The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other plan or arrangement subject to
Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), (collectively, a "Plan") or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar and the Securities Administrator and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase and holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

     3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, as Securities Administrator and, in its capacity as Securities Administrator, as Auction Administrator and LaSalle Bank National Association, as Trustee and Custodian, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.


                                    __________________________________
                                    [Investor]


                                    By:_______________________________
                                       Name:
                                       Title:



ATTEST:

STATE OF             )
                     )  ss.:
COUNTY OF            )

     Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

     Subscribed and sworn before me this _____ day of _________ 20___.


                                    _________________________________
                                    NOTARY PUBLIC

                                    My commission expires the
                                    _____ day of __________ 20___.

                                   EXHIBIT K

                       FORM OF LETTER OF REPRESENTATIONS
                       WITH THE DEPOSITORY TRUST COMPANY

                    [On File with Securities Administrator]

                                  EXHIBIT L-1

                    FORM OF INITIAL CUSTODIAL CERTIFICATION

                                 May __, 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association, as Trustee
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services - MSM 2006-15XS

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504


            Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates, Series 2006-15XS
                 ------------------------------------------------

     Ladies and Gentlemen:

     In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except for the exceptions noted on the schedule attached hereto, (a) all documents required to be delivered to the Custodian pursuant to Sections 2.01(a)(i) through (iv) and (ix)(b), (c) (solely to the extent of the UCC-1), (g) and (h), and if delivered to it, the documents identified in
Section 2.01(a)(v) through (vii) and (ix)(c) (solely to the extent of the UCC-3) and (f) of the Pooling and Servicing Agreement are in its possession,
(b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Custodian makes no representations as to:
(i) the validity,


                                     L-1-1
legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     The Custodian acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.


                                    L-1-2

     Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    [LASALLE BANK NATIONAL ASSOCIATION]
                                    as Custodian


                                    By:  _______________________________
                                    Authorized Representative


                                    L-1-3

                                  EXHIBIT L-2

                     FORM OF FINAL CUSTODIAL CERTIFICATION

                                 May __, 2006

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045

LaSalle Bank National Association, as Trustee
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services - MSM 2006-15XS

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

         Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates, Series 2006-15XS
              ------------------------------------------------


Ladies and Gentlemen:

     In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except for the exceptions noted on the schedule attached hereto, (a) all documents required to be delivered to the Custodian pursuant to Sections 2.01(a)(i) through (iv) and (ix)(b), (c) (solely to the extent of the UCC-1), (g) and (h), and if delivered to it, the documents identified in
Section 2.01(a)(v) through (vii) and (ix)(c) (solely to the extent of the UCC-3) and (f) of the Pooling and Servicing Agreement are in its possession,
(b) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the foregoing documents, these documents with respect to each Mortgage Loan accurately reflect the information contained in the Mortgage Note and Mortgage and (d) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement. The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or



                                    L-2-1
genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     The Custodian acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.


                                    L-2-2

     Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    [LASALLE BANK NATIONAL ASSOCIATION]
                                    as Custodian



                                    By:  _________________________
                                         Authorized Representative


                                    L-2-3

                                   EXHIBIT M

                       REQUEST FOR RELEASE OF DOCUMENTS

[Name and Address of Custodian]

        Re: Pooling and Servicing Agreement ("Pooling and Servicing Agreement") relating to Morgan Stanley Mortgage Loan Trust 2006-15XS, Mortgage Pass-Through Certificates, Series 2006-15XS
              ------------------------------------------------

     In connection with the administration of the Mortgage Loans in the Trust created by the above-captioned Pooling and Servicing Agreement and that are held by you as Custodian, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

     Mortgage Loan Number:

     Mortgagor Name, Address & Zip Code:

     Reason for Requesting Documents (check one):

     __________1.   Mortgage Paid in Full

     __________2.   Foreclosure

     __________3.   Substitution

     __________4.   Other Liquidation (Repurchases, etc.)

     __________5.   Nonliquidation

     Reason:  ______________________

Address to which Custodian should
Deliver the Mortgage File:

__________________________________________
__________________________________________
__________________________________________


By:_______________________________________
     (authorized signer)

Issuer:___________________________________

Address:   _______________________________
           _______________________________
Date:      _______________________________

Custodian
------------

[insert name of appropriate Custodian]

Please acknowledge the execution of the above request by your signature and date below:

____________________________________
Signature

_____________________
Date

Documents returned to Custodian:


____________________________________
Signature

_____________________
Date

                                   EXHIBIT N-1

                         Additional Form 10-D Disclosure

                                           ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
  Item 1: Distribution and Pool Performance Information


---------------------------------------------------------- --------------------------------------------------------
Information included in the Monthly Statement to           Servicer, Master Servicer and Securities Administrator
Certificateholders
---------------------------------------------------------- --------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the Monthly Statement to Certificateholders

---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings

Any legal proceeding pending against the following
entities or their respective property, that is material
to Certificateholders, including any proceedings known
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator and
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds         (i) Depositor (with respect to the Closing Date) and
Information from Item 2(a) of Part II of Form 10-Q:                         (ii) Master Servicer

With respect to any sale of securities by the sponsor,
depositor or issuing entity, that are backed by the same
asset pool or are otherwise issued by the issuing
entity, whether or not registered, provide the sales and
use of proceeds information in Item 701 of Regulation
S-K.
-------------------------------------------------------------------------------------------------------------------

                                                        N-1-1

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
Pricing information can be omitted if securities were not
registered.
---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                    Securities Administrator and Trustee
                                                                    (to the extent Trustee has knowledge)
Information from Item 3 of Part II of Form 10-Q:

Report  the  occurrence  of any Event of  Default  (after
expiration  of any  grace  period  and  provision  of any
required notice)
---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                  Securities Administrator and
                         Holders                                                   Trustee
                                                                    (to the extent Trustee has knowledge)
Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------- --------------------------------------------------------
       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
  Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                            Any responsible party for the applicable
-------------------------------------------------------------------------------------------------------------------



                                                        N-1-2

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
Disclose any information  required to be reported on Form                 Form 8-K Disclosure item
8-K during  the  period  covered by the Form 10-D but not
reported
---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits
---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                          Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
-------------------------------------------------------------------------------------------------------------------

                                                        N-1-3

                                                     EXHIBIT N-2
                                           Additional Form 10-K Disclosure

-------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-K                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
           Item 1B: Unresolved Staff Comments                                     Depositor

---------------------------------------------------------- --------------------------------------------------------
               Item 9B: Other Information

Disclose any information required to be reported on Form                  Any responsible party for disclosure
8-K during the fourth quarter covered by the Form 10-K                              items on Form 8-K
but not reported
---------------------------------------------------------- --------------------------------------------------------
    Item 15: Exhibits, Financial Statement Schedules                  (i) As to agreements, Securities
                                                              Administrator/Depositor and (ii) as to financial
                                                              statements, Reporting Parties (as to themselves)
---------------------------------------------------------- --------------------------------------------------------
Reg AB Item 1112(b): Significant Obligors of Pool Assets
---------------------------------------------------------- --------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1117: Legal Proceedings
-------------------------------------------------------------------------------------------------------------------


                                                        N-2-1

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-K                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
Any legal proceeding pending against the following
entities or their respective property, that is material
to Certificateholders, including any proceedings known
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Trustee, Master Servicer, Securities Administrator and
                                                                                  Depositor
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                           Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
    Reg AB Item 1119: Affiliations and Relationships
---------------------------------------------------------- --------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or Issuing                        Depositor as to (a)
Entity is an affiliate of the following parties, and                       Sponsor/Seller as to (a)
(b) to the extent known and material, any of the
following parties are affiliated with one another:
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
Whether there are any "outside the ordinary course                            Depositor as to (a)
business arrangements" other than would be obtained in                     Sponsor/Seller as to (a)
an arm's length transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material to a
Certificateholder's understanding of the Certificates:
-------------------------------------------------------------------------------------------------------------------

                                                        N-2-2

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 10-K                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
Whether there are any specific relationships involving                        Depositor as to (a)
the transaction or the pool assets between (a) the                         Sponsor/Seller as to (a)
Sponsor (Seller), Depositor or Issuing Entity on the one
hand, and (b) any of the following parties (or their
affiliates) on the other hand, that exist currently or
within the past two years and that are material:

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
-------------------------------------------------------------------------------------------------------------------

                                                        N-2-3

                                                     EXHIBIT N-3
                                           Form 8-K Disclosure Information

-------------------------------------------------------------------------------------------------------------------
                                           FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
---------------------------------------------------------- --------------------------------------------------------
Item 1.01- Entry into a Material Definitive Agreement       All parties (with respect to any agreement entered into
                                                                                by such party)
Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------- --------------------------------------------------------
    Item 1.02- Termination of a Material Definitive              All parties (with respect to any agreement
                      Agreement                                           entered into by such party)

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.
---------------------------------------------------------- --------------------------------------------------------
          Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Affiliated Servicer                                                             Servicer
---------------------------------------------------------- --------------------------------------------------------
o  Other Servicer servicing 20% or more of the pool                               Servicer
assets at the time of the report
---------------------------------------------------------- --------------------------------------------------------
o Other material servicers                                                        Servicer
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Significant Obligor                                                             Depositor
---------------------------------------------------------- --------------------------------------------------------
o Credit Enhancer (10% or more)                                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Derivative Counterparty                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
-------------------------------------------------------------------------------------------------------------------

                                                        N-3-1

-------------------------------------------------------------------------------------------------------------------
                                           FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
---------------------------------------------------------- --------------------------------------------------------
          Item 2.04- Triggering Events that                        Master Servicer/Securities Administrator/
      Accelerate or Increase a Direct Financial                Depositor (with respect to any agreement to which
      Obligation or an Obligation under an Off-                 neither the Master Servicer nor the Securities
            Balance Sheet Arrangement                                       Administrator is a party)

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall
triggers which are disclosed in the monthly statements
to the certificateholders.
---------------------------------------------------------- --------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security                   Securities Administrator
                         Holders

Disclosure is required of any material modification to
documents defining the rights of Certificateholders,
including the Pooling and Servicing Agreement.
---------------------------------------------------------- --------------------------------------------------------
        Item 5.03- Amendments of Articles of                        Securities Administrator and Depositor
     Incorporation or Bylaws; Change of Fiscal
                      Year

Disclosure is required of any amendment "to the
governing documents of the issuing entity".
---------------------------------------------------------- --------------------------------------------------------
 Item 6.01- ABS Informational and Computational Material                          Depositor

---------------------------------------------------------- --------------------------------------------------------
        Item 6.02- Change of Servicer or Trustee                  Master Servicer/Securities Administrator/
                                                             Servicer/Depositor/Trustee (as to itself)/successor
                                                                                    trustee

Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or
more of pool assets at time of report, other material
servicers or trustee.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new servicer or master                    Servicer/Master Servicer/Depositor
servicer is also required.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                     successor trustee
---------------------------------------------------------- --------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External       Depositor/Securities Administrator/Trustee (to the
                         Support                           extent action is required by the Trustee in connection
                                                                with any amendment or modification therewith)

Covers termination of any enhancement in manner other
than by its terms, the addition of an enhancement, or a
material change in the enhancement provided. Applies to
external
-------------------------------------------------------------------------------------------------------------------

                                                        N-3-2

-------------------------------------------------------------------------------------------------------------------
                                           FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------- --------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
---------------------------------------------------------- --------------------------------------------------------
credit enhancements as well as derivatives.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                            Depositor
also required.
---------------------------------------------------------- --------------------------------------------------------
   Item 6.04- Failure to Make a Required Distribution        Securities Administrator/Trustee (to the extent the
                                                              Trustee has knowledge thereof)/Depositor (to the
                                                                 extent the Depositor has knowledge thereof)

---------------------------------------------------------- --------------------------------------------------------
      Item 6.05- Securities Act Updating Disclosure                               Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from the
description in the final prospectus, provide updated Reg
AB disclosure about the actual asset pool.
---------------------------------------------------------- --------------------------------------------------------
If there are any new servicers or originators required                            Depositor
to be disclosed under Regulation AB as a result of the
foregoing, provide the information called for in Items
1108 and 1110 respectively.
---------------------------------------------------------- --------------------------------------------------------
              Item 7.01- Reg FD Disclosure                                       All parties
---------------------------------------------------------- --------------------------------------------------------
                 Item 8.01- Other Events                                          Depositor

   Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
---------------------------------------------------------- --------------------------------------------------------
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
-------------------------------------------------------------------------------------------------------------------

                                                        N-3-3

                                                      EXHIBIT O

                                                      [FORM OF]
                                        SERVICING CRITERIA TO BE ADDRESSED IN
                                         ASSESSMENT OF COMPLIANCE STATEMENT

      The assessment of compliance to be delivered by each party listed below shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                                                                                 Criteria/
Servicing Criteria                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
--------------------- -------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
---------------------                                                                      ----------------------
1122(d)(1)(i)         Policies and procedures are instituted to monitor any performance
                      or other triggers and events of default in accordance with the             S, MS, SA
                      transaction agreements.
---------------------                                                                      ----------------------
1122(d)(1)(ii)        If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the
                      third party's performance and compliance with such servicing               S, MS, SA
                      activities.
---------------------                                                                      ----------------------
1122(d)(1)(iii)       Any requirements in the transaction agreements to
                      maintain a back-up servicer for the mortgage loans                             N/A
                      are maintained.
---------------------                                                                      ----------------------
1122(d)(1)(iv)        A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the
                      reporting period in the amount of coverage required by and                 S, MS, SA
                      otherwise in accordance with the terms of the transaction
                      agreements.
---------------------                                                                      ----------------------
                                      Cash Collection and Administration
---------------------                                                                      ----------------------
1122(d)(2)(i)         Payments on mortgage loans are deposited into the
                      appropriate custodial bank accounts and related bank
                      clearing accounts no more than two business days                           S, MS, SA
                      following receipt, or such other number of days specified in the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(2)(ii)        Disbursements made via wire transfer on behalf of an
                      obligor or to an investor are made only by authorized personnel.           S, MS, SA
---------------------                                                                      ----------------------
1122(d)(2)(iii)       Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such
                      advances, are made, reviewed and approved as specified in the                S, MS
                      transaction agreements.
---------------------                                                                      ----------------------

                                                         O-1

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                                                                                 Criteria/
Servicing Criteria                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
--------------------- -------------------------------------------------------------------- ----------------------
1122(d)(2)(iv)        The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                      overcollateralization, are separately maintained (e.g., with               S, MS, SA
                      respect to commingling of cash) as set forth in the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(2)(v)         Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                      For purposes of this criterion, "federally insured depository              S, MS, SA
                      institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of
                      Rule 13k-1(b)(1) of the Securities Exchange Act.
---------------------                                                                      ----------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized              S, MS, SA
                      access.
---------------------                                                                      ----------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all
                      asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of
                      days specified in the transaction agreements; (C) reviewed and             S, MS, SA
                      approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
---------------------                                                                      ----------------------
                                         Investor Remittances and Reporting
---------------------                                                                      ----------------------
1122(d)(3)(i)         Reports to investors, including those to be filed with the
                      Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide
                      information calculated in accordance with the terms specified in           S, MS, SA
                      the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                      investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                      Servicer.
---------------------                                                                      ----------------------
1122(d)(3)(ii)        Amounts due to investors are allocated and remitted in accordance
                      with timeframes, distribution priority and other terms set forth           S, MS, SA
                      in the transaction agreements.
---------------------                                                                      ----------------------

                                                        O-2

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                                                                                 Criteria/
Servicing Criteria                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
--------------------- -------------------------------------------------------------------- ----------------------
1122(d)(3)(iii)       Disbursements made to an investor are posted within two business
                      days to the Servicer's investor records, or such other number of           S, MS, SA
                      days specified in the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(3)(iv)        Amounts remitted to investors per the investor reports agree with
                      cancelled checks, or other form of payment, or custodial bank              S, MS, SA
                      statements.
---------------------                                                                      ----------------------
                                           Pool Asset Administration
---------------------                                                                      ----------------------
1122(d)(4)(i)         Collateral or security on mortgage loans is maintained as required           S, C
                      by the transaction agreements or related mortgage loan documents.
---------------------                                                                      ----------------------
1122(d)(4)(ii)        Mortgage loan and related documents are safeguarded as required by           S, C
                      the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(4)(iii)       Any additions, removals or substitutions to the asset pool are
                      made, reviewed and approved in accordance with any conditions or               S
                      requirements in the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(4)(iv)        Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two
                      business days after receipt, or such other number of days                      S
                      specified in the transaction agreements, and allocated to
                      principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
---------------------                                                                      ----------------------
1122(d)(4)(v)         The Servicer's records regarding the mortgage loans agree with the
                      Servicer's records with respect to an obligor's unpaid principal               S
                      balance.
---------------------                                                                      ----------------------
1122(d)(4)(vi)        Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made,
                      reviewed and approved by authorized personnel in accordance with               S
                      the transaction agreements and related pool asset documents.
---------------------                                                                      ----------------------
1122(d)(4)(vii)       Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and
                      repossessions, as applicable) are initiated, conducted and                     S
                      concluded in accordance with the timeframes or other requirements established by the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(4)(viii)      Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction
                      agreements, and describe the entity's activities in monitoring                 S
                      delinquent mortgage loans
---------------------                                                                      ----------------------

                                                        O-3

-----------------------------------------------------------------------------------------------------------------
                                                                                           Applicable Servicing
                                                                                                 Criteria/
Servicing Criteria                                                                           Responsible Party
-----------------------------------------------------------------------------------------------------------------
     Reference                                     Criteria
--------------------- -------------------------------------------------------------------- ----------------------
                      including, for example, phone calls, letters and payment
                      rescheduling plans in cases where delinquency is deemed temporary
                      (e.g., illness or unemployment).
--------------------- -------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)        Adjustments to interest rates or rates of return for mortgage
                      loans with variable rates are computed based on the related                    S
                      mortgage loan documents.
---------------------                                                                      ----------------------
1122(d)(4)(x)         Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                      interest on such funds is paid, or credited, to obligors in                    S
                      accordance with applicable mortgage loan documents and state laws;
                      and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(4)(xi)        Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such
                      payments, provided that such support has been received by the                  S
                      servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(4)(xii)       Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds
                      and not charged to the obligor, unless the late payment was due to             S
                      the obligor's error or omission.
---------------------                                                                      ----------------------
1122(d)(4)(xiii)      Disbursements made on behalf of an obligor are posted within two               S
                      business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
                      agreements.
---------------------                                                                      ----------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are                    S, MS
                      recognized and recorded in accordance with the transaction agreements.
---------------------                                                                      ----------------------
1122(d)(4)(xv)        Any external enhancement or other support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of Regulation AB, is                      SA
                      maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                           [NAME OF REPORTING PARTY]

                                           Date:_________________________

                                           By:___________________________
                                              Name:
                                              Title:

Key:

S = each Servicer
MS = Master Servicer
SA = Securities Administrator
C = Custodian

                                    EXHIBIT P

                       Additional Disclosure Notification

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

[insert name and address of Depositor]

Attn:  Corporate Trust Services - MSM 2006-12XS-SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required


Ladies and Gentlemen:

         In accordance with Section [12.02(b)][12.03(b)][12.04(b)] of the Pooling and Servicing Agreement, dated as of [ ] [ ], 2006, among [ ], as [ ], [ ], as [ ], [ ], as [ ] and [ ], as [ ]. The Undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [  ] Disclosure:
-----------------------------------------------



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                           [NAME OF PARTY]
                                           as [role]


                                           By:_________________________
                                              Name:
                                              Title:

                                   EXHIBIT Q

   GLOSSARY of TERMS for STANDARD & POOR'S LEVELS(R) VERSION 5.7 FILE FORMAT

APPENDIX E - Standard & Poor's Predatory Lending Categories
-----------------------------------------------------------

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
                                                                Applicable
                                                                ----------
State/Jurisdiction     Name of Anti-Predatory Lending         Anti-Predatory
------------------     ------------------------------         --------------
                             Law/Effective Date                 Lending Law
                             ------------------                 -----------
--------------------------------------------------------------------------------
Arkansas             Arkansas Home Loan Protection Act,      High Cost Home Loan
                     Ark. Code Ann. ss.ss. 23-53-101
                     et seq.

                     Effective July 16, 2003
--------------------------------------------------------------------------------
Cleveland            Ordinance No. 72-2003 (PSH), Mun. Code  Covered Loan
Heights, OH          ss.ss. 757.01 et seq.

                     Effective June 2, 2003
--------------------------------------------------------------------------------
Colorado             Consumer Equity Protection, Colo.       Covered Loan
                     Stat. Ann. ss.ss. 5-3.5-101 et seq.

                     Effective for covered loans
                     offered or entered into on or
                     after January 1, 2003. Other
                     provisions of the Act took effect
                     on June 7, 2002
--------------------------------------------------------------------------------
Connecticut          Connecticut Abusive Home Loan           High Cost Home Loan
                     Lending Practices Act, Conn. Gen. Stat
                     ss.ss. 36a-746 et seq.

                     Effective October 1, 2001
--------------------------------------------------------------------------------
District of          Home Loan Protection Act, D.C. Code     Covered Loan
Columbia             ss.ss. 26-1151.01 et seq.

                     Effective for loans closed on or after
                     January 28, 2003
--------------------------------------------------------------------------------
Florida              Fair Lending Act, Fla. Stat. Ann.       High Cost Home Loan
                     ss.ss.
                     494.0078 et seq.

                     Effective October 2, 2002
--------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

--------------------------------------------------------------------------------
                                                                Category under
                                                                --------------
                                                                 Applicable
                                                                 ----------
State/Jurisdiction     Name of Anti-Predatory Lending          Anti-Predatory
------------------     ------------------------------          --------------
                             Law/Effective Date                  Lending Law
                             ------------------                  -----------
--------------------------------------------------------------------------------
Georgia (Oct. 1,     Georgia Fair Lending Act, Ga. Code      High Cost Home Loan
2002 - Mar. 6, 2003) Ann. ss.ss. 7-6A-1 et seq.

                     Effective October 1, 2002 - March 6,
                     2003
--------------------------------------------------------------------------------
Georgia as amended   Georgia Fair Lending Act, Ga. Code      High Cost Home Loan
(Mar. 7, 2003 -      Ann. ss.ss. 7-6A-1 et seq.
current)

                     Effective for loans closed on or
                     after March 7, 2003
--------------------------------------------------------------------------------
HOEPA Section 32     Home Ownership and Equity               High Cost Loan
                     Protection Act of 1994, 15 U.S.C.
                     ss. 1639, 12 C.F.R. ss.ss. 226.32
                     and 226.34

                     Effective October 1, 1995,
                     amendments October 1, 2002
--------------------------------------------------------------------------------
Illinois             High Risk Home Loan Act, Ill.           High Risk Home Loan
                     Comp.
                     Stat. tit. 815, ss.ss. 137/5 et seq.

                     Effective January 1, 2004
                     (prior to this date,
                     regulations under Residential
                     Mortgage License Act effective
                     from May 14, 2001)
--------------------------------------------------------------------------------
Kansas               Consumer Credit Code, Kan. Stat.        High Loan to Value
                     Ann. ss.ss. 16a-1-101 et seq.           Consumer Loan (id.
                                                             ss. 16a-3-207) and;
                                                             -------------------
                     Sections 16a-1-301 and 16a-3-207        High APR Consumer
                     became effective April 14, 1999;        Loan (id. ss.
                     Section 16a-3-308a became               16a-3-308a)
                     effective July 1, 1999
--------------------------------------------------------------------------------
Kentucky             2003 KY H.B. 287 - High Cost Home       High Cost Home Loan
                     Loan Act, Ky. Rev. Stat. ss.ss.
                     360.100 et seq.

                     Effective June 24, 2003
--------------------------------------------------------------------------------
Maine                Truth in Lending, Me. Rev. Stat.        High Rate High Fee
                     tit. 9-A, ss.ss. 8-101 et seq.          Mortgage

                     Effective September 29, 1995 and as
                     amended from time to time
--------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

--------------------------------------------------------------------------------
                                                             Category under
                                                             --------------
                                                              Applicable
                                                              ----------
State/Jurisdiction     Name of Anti-Predatory Lending       Anti-Predatory
------------------     ------------------------------       --------------
                             Law/Effective Date               Lending Law
                             ------------------               -----------
----------------------------------------------------------------------------
Massachusetts        Part 40 and Part 32, 209 C.M.R.         High Cost Home Loan
                     ss.ss. 32.00 et seq. and 209 C.M.R.
                     ss.ss. 40.01 et seq.
--------------------------------------------------------------------------------

                     Effective March 22, 2001 and
                     amended from time to time
--------------------------------------------------------------------------------
Nevada               Assembly Bill No. 284, Nev. Rev.        Home Loan
                     Stat. ss.ss. 598D.010 et seq.

                     Effective October 1, 2003
--------------------------------------------------------------------------------
New Jersey           New Jersey Home Ownership Security      High Cost Home Loan
                     Act of 2002, N.J. Rev. Stat. ss.ss.
                     46:10B  22 et seq.

                     Effective for loans closed on or
                     after November 27, 2003
--------------------------------------------------------------------------------
New Mexico           Home Loan Protection Act, N.M. Rev.     High Cost Home Loan
                     Stat. ss.ss. 58-21A-1 et seq.

                     Effective as of January 1, 2004;
                     Revised as of February 26, 2004
--------------------------------------------------------------------------------
New York             N.Y. Banking Law Article 6-l            High Cost Home Loan

                     Effective for applications made on
                     or after April 1, 2003
--------------------------------------------------------------------------------
North Carolina       Restrictions and Limitations on         High Cost Home Loan
                     High Cost Home Loans, N.C. Gen.
                     Stat. ss.ss. 24-1.1E et seq.

                     Effective July 1, 2000; amended
                     October 1, 2003 (adding open-end
                     lines of credit)
--------------------------------------------------------------------------------
Ohio                 H.B. 386 (codified in various           Covered Loan
                     sections of the Ohio Code), Ohio
                     Rev. Code Ann.
                     ss.ss. 1349.25 et seq.

                     Effective May 24, 2002
--------------------------------------------------------------------------------
Oklahoma             Consumer Credit Code (codified in       Subsection 10
                     various sections of Title 14A)           Mortgage

                     Effective July 1, 2000; amended
                     effective January 1, 2004
--------------------------------------------------------------------------------

Standard & Poor's High Cost Loan Categorization
-----------------------------------------------

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
                                                                Applicable
                                                                ----------
State/Jurisdiction     Name of Anti-Predatory Lending         Anti-Predatory
------------------     ------------------------------         --------------
                             Law/Effective Date                 Lending Law
                             ------------------                 -----------
--------------------------------------------------------------------------------
South Carolina       South Carolina High Cost and            High Cost Home Loan
                     Consumer Home Loans Act, S.C. Code
                     Ann. ss.ss. 37-23-10 et seq.

                     Effective for loans taken on or after
                     January 1, 2004
--------------------------------------------------------------------------------
 West Virginia       West Virginia Residential Mortgage      West Virginia
                     Lender, Broker and Servicer Act, W.     Mortgage Loan Act
                     Va. Code Ann. ss.ss. 31-17-1 et seq.    Loan

                     Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization
---------------------------------------------

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
                                                                Applicable
                                                                ----------
State/Jurisdiction     Name of Anti-Predatory Lending         Anti-Predatory
------------------     ------------------------------         --------------
                             Law/Effective Date                 Lending Law
                             ------------------                 -----------
--------------------------------------------------------------------------------
Georgia (Oct. 1,     Georgia Fair Lending Act, Ga. Code      Covered Loan
2002 - Mar. 6, 2003) Ann. ss.ss. 7-6A-1 et seq.

                     Effective October 1, 2002 - March
                     6, 2003
--------------------------------------------------------------------------------
New Jersey           New Jersey Home Ownership Security      Covered Home Loan
                     Act of 2002, N.J. Rev. Stat. ss.ss.
                     46:10B 22 et seq. Effective
                     November 27, 2003 - July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization
------------------------------------------

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
                                                                Applicable
                                                                ----------
State/Jurisdiction     Name of Anti-Predatory Lending         Anti-Predatory
------------------     ------------------------------         --------------
                             Law/Effective Date                 Lending Law
                             ------------------                 -----------
--------------------------------------------------------------------------------
Georgia (Oct. 1,     Georgia Fair Lending Act, Ga. Code      Home Loan
2002- Mar. 6, 2003)  Ann. ss.ss. 7-6A-1 et seq.

                     Effective October 1, 2002 - March
                     6, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Category under
                                                               --------------
                                                                Applicable
                                                                ----------
State/Jurisdiction     Name of Anti-Predatory Lending         Anti-Predatory
------------------     ------------------------------         --------------
                             Law/Effective Date                 Lending Law
                             ------------------                 -----------
--------------------------------------------------------------------------------
New Jersey           New Jersey Home Ownership Security      Home Loan
                     Act of 2002, N.J. Rev. Stat. ss.ss.
                     46:10B 22 et seq.

                     Effective for loans closed on or
                     after November 27, 2003
--------------------------------------------------------------------------------
New Mexico           Home Loan Protection Act, N.M.          Home Loan
                     Rev.Stat. ss.ss. 58-21A-1 et seq.
                     Stat. ss.ss. 58-21A-1 et seq.

                     Effective as of January 1, 2004;
                     Revised as of February 26, 2004
--------------------------------------------------------------------------------
North Carolina       Restrictions and Limitations on         Consumer Home Loan
                     High Cost Home Loans, N.C. Gen.
                     Stat. ss.ss. 24-1.1E et seq.

                     Effective July 1, 2000; amended
                     October 1, 2003 (adding open-end
                     lines of credit)
--------------------------------------------------------------------------------
South Carolina       South Carolina High Cost and            Consumer Home Loan
                     Consumer Home Loans Act, S.C. Code
                     Ann. ss.ss. 37-23-10 et seq.

                     Effective for loans taken on or
                     after January 1, 2004
--------------------------------------------------------------------------------

                                   EXHIBIT R

              FORM OF LOST NOTE AFFIDAVIT - LA SALLE AS CUSTODIAN

         I, as _________________________ (title) of ________ (the
"Custodian"), am authorized to make this Lost Note Affidavit on behalf of __________. In connection with the administration of the Mortgage Loans held by _______________ as Custodian on behalf of ____________ ("____") or the
Trust of such mortgage loans, as the case may be (the "Investor"), I (hereinafter called "Deponent"), being duly sworn, depose and say that:

         Custodian's address is:

         [CUSTODIAN'S Address]

         Custodian previously delivered to the Investor a signed Trust Receipt with respect to the Mortgage Note referred to below;

         Such Mortgage Note was endorsed or sold to the Investor by _________________________ pursuant to the terms and provisions of a
____________________ Agreement dated and effective as of _________ ______,
____;

         Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

         Such Mortgage Note (hereinafter called the "Original") has been lost;

         Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

         The Custodian was the Custodian of the Original at the time of loss;
and

         Deponent agrees that, if the Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender Original to the Investor.

         Attached hereto is a true and correct copy of the (i) Mortgage Note, endorsed in blank by the Mortgagee, and (ii) [Mortgage][Deed of Trust] with evidence of recording thereon which secures the Mortgage Note.

         Deponent hereby agrees that the Custodian shall indemnify and hold harmless the Purchaser, the Trust, the Servicer of the related Mortgage Loan and their respective employees, officers, directors and agents against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of the Mortgage Note, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Lost Note Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Mortgage Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the lost Mortgage Note,
(iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such lost Mortgage
Note into a securitization transaction, shall obtain a surety bond from an insurer acceptable to the applicable Rating Agency in an amount acceptable to such Rating Agency to cover any Losses with respect to such lost Mortgage Note.

         Capitalized terms used herein but not defined herein have the meanings given them in the Custodial Agreement, dated as of July 1, 2006, between Morgan Stanley Mortgage Capital Inc. and the Custodian.

         This Lost Note Affidavit is intended to be relied on by the Investor, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Lost Note Affidavit.

         IN WITNESS WHEREOF, the Custodian has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

                                          ---------------------------------
                                          [LA SALLE BANK NATIONAL ASSOCIATION]


                                          By:
                                              ------------------------------
                                              Name:
                                              Title:

         On this _________ day of _______________________, ____, before me appeared ____________________________________________, to me personally known, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

         Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

----------------------------

COUNTY OF ________________

STATE OF __________________

         My commission expires the _____ day of __________ 20__.



         Signature

         Typed Name

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE


         [On File with the Trustee and the Securities Administrator]

                                    SCH. A-1

                                   SCHEDULE B

                           PRINCIPAL BALANCES SCHEDULE


              [Attached to Prospectus Supplement, if applicable]

                                    SCH. B-1